Exhibit 99.7

HEARING DATE: April 2, 2004 at 10:00 a.m.
OBJECTION DEADLINE: March 24, 2004 at 4:00 p.m.

Duane Morris LLP

Toni Marie Vaccarino (TV-8340)

744 Broad Street, Suite 1200

Newark, NJ  07102

(973) 424-2000

-and-

Paul D. Moore

470 Atlantic Avenue, Suite 500

Boston, MA  02210

(617) 289-9200

Attorneys for Med Diversified, Inc., et al.

Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF NEW YORK

)
In re:	)		CHAPTER 11
)
MED DIVERSIFIED, INC.,	)	Case Nos.:	02-88564
CHARTWELL DIVERSIFIED SERVICES, INC.,	)		02-88565
CHARTWELL CARE GIVERS, INC., and	)		02-88568
CHARTWELL COMMUNITY SERVICES, INC.,	)		02-88570
)
Debtors.	)		(Jointly Administered)
)
)

DISCLOSURE STATEMENT RELATING TO JOINT PLAN OF REORGANIZATION
OF DEBTORS CHARTWELL DIVERSIFIED SERVICES, INC., CHARTWELL CARE
GIVERS, INC., AND CHARTWELL COMMUNITY SERVICES, INC.

DATED MARCH 5, 2004

THIS IS NOT A SOLICITATION OF ACCEPTANCE OR REJECTION OF THE PLAN.  ACCEPTANCES OR REJECTIONS MAY NOT BE SOLICITED UNTIL A DISCLOSURE STATEMENT HAS BEEN APPROVED BY THE COURT.  THIS DISCLOSURE STATEMENT IS BEING SUBMITTED FOR APPROVAL BUT HAS NOT BEEN APPROVED BY THE COURT.

TABLE OF CONTENTS

BRIEF SUMMARY OF THE PLAN

I.	BRIEF HISTORY OF THE DEBTORS AND THEIR CHAPTER 11 CASES

	A.	General

		1.	Chartwell Diversified Services, Inc.

		2.	Chartwell Community Services, Inc.

		3.	Chartwell Care Givers, Inc.

	B.	Events Preceding the Debtors’ Chapter 11 Filings

		1.	Historical Overview

		2.	The Bank’s Secured Claims Against the Debtors

		3.	Historical Financial Performance

	C.	Commencement of this Chapter 11 Case

	D.	Significant Events During the Chapter 11 Case

		1.	First Day Orders Entered by the Bankruptcy Court

		2.	The Appointment of the Committees

		3.	The Debtors’ Use of Cash Collateral

		4.	The Debtors’ Post-Petition Factoring Arrangement With Sun Capital Health Care, Inc.

		5.	CDSI’s Post-Petition Financing Agreement With Chartwell Home Therapies, L.P. and the Bank; Proceeds Distribution Agreement

		6.	Progress towards Reorganization

		7.	Financial Performance During the Chapter 11 Cases

		8.	Significant Litigation Matters

(a) National Century Financial Enterprises, Inc., National Premier Financial Services, Inc., NPF VI, Inc., NPF X, Inc., NPF XII, Inc., NPF Capital, Inc.

i

(b) CCG Committee Objection to the Bank’s Claims

(c) The Settlement By and Among the Bank, NCFE and the CCG Committee

		9.	Appointment of the Facilitator

		10.	The Sale Process

		11.	The Competing Plan Process

II.	ASSETS AND LIABILITIES OF THE DEBTORS’ ESTATES

III.	SUMMARY OF THE PLAN OF REORGANIZATION

	A.	Classification and Treatment of Claims and Interests

	B.	Treatment of Unclassified Administrative Expense Claims and Priority Tax Claims

		1.	Administrative Expense Claims

		2.	Bar Date for Administrative Claims

		3.	Allowed Tax Claims

	C.	Classes of Claims and Equity Interests

		1.	Class A-1.1 Claims of the Bank

		2.	Class A-1.2 Claims of the NCFE Entities

		3.	Class A-1.3 Claims of AIG

		4.	Class A-1.4 Claims of Sun Capital

		5.	Class A-1.5 Claims of Other Secured Creditors

		6.	Class A-2 Priority Claims

		7.	Class A-3 Unsecured Personal Injury Claims

		8.	Class A-4 Other Unsecured Claims

		9.	Class A-5 Unsecured Convenience Class Claims

		10.	Class A-6 Subordinated Claims

		11.	Class A-7 Inter-Debtor Claims

12.	Class A-8 Interests

13.	Class B-1.1 Claims of the Bank

14.	Class B-1.2 Claims of the NCFE Entities

15.	Class B-1.3 Claims of CMS

16.	Class B-1.4 Claims of Sun Capital

17.	Class B-1.5 Claims of Other Secured Creditors

18.	Class B-2 Priority Claims

19.	Class B-3 Unsecured Personal Injury Claims

20.	Class B-4 Other Unsecured Claims

21.	Class B-5 Unsecured Convenience Class Claims

22.	Class B-6 Subordinated Claims

23.	Class B-7 Inter-Debtor Claims

24.	Class B-8 Interests

25.	Class C-1.1 Claims of the Bank

26.	Class C-1.2 Claims of the NCFE Entities

27.	Class C-1.3 Claims of Carrollton-Farmers Branch Independent School District

28.	Class C-1.4 Claims of Weingarten Realty Investors

29.	Class C-1.5 Claims of Low/Fifty Construction

30.	Class C-1.6 Claims of Sun Capital

31.	Class C-1.7 Claims of Other Secured Creditors

32.	Class C-2 Priority Claims

33.	Class C-3 Unsecured Personal Injury Claims

34.	Class C-4 Other Unsecured Claims

35.	Class C-5 Unsecured Convenience Class Claims

36.	Class C-6 Subordinated Claims

	37.	Class C-7 Inter-Debtor Claims

	38.	Class C-8 Interests

D.	Implementation of the Plan and Execution of its Terms

	1.	Implementation of the Plan

	2.	Issuance of New Common Stock by CDSI

	3.	The Reorganized Debtors

	4.	Securities Laws

	5.	The Creditors’ Trusts

	6.	The Litigation Trust

	7.	Management of the Reorganized Debtor

	8.	The Disbursing Agent

	9.	Objections to Claims by the Reorganized Debtors

	10.	Reorganization Projections

	11.	Post-Confirmation Fees, Final Decree

	12.	Risk Factors Which May Affect Reorganization

E.	Provisions Regarding Voting Upon and Confirmation of the Plan

	1.	Voting of Claims

(a) Voting Requirements under the Bankruptcy Code

(b) Procedure for Voting

(c) Mailing of Ballots

(d) Separate Votes by Each Impaired Class

(e) Unimpaired Classes and Classes Which Receive Nothing Need Not Vote On the Plan

	2.	Confirmation of Plan - Requirements

	3.	Nonconsensual Confirmation, Cramdown

(a) Absolute Priority Rule

(b) Best Interest of Creditors Test; Liquidation Analysis

	4.	Objections to Plan; Confirmation Hearing; Implementation of Plan

	5.	Certain Tax Consequences of the Plan

(a) Federal Income Tax Consequences to Holders of Claims

	6.	Interest and Original Issue Discount on the New Senior Secured Term Notes

F.	Executory Contracts and Unexpired Leases, Retiree Benefits; Post-Confirmation Fees and Final Decree

	1.	Executory Contracts and Unexpired Leases to be Assumed

	2.	Cure Amounts

	3.	Rejection of All Other Executory Contracts

	4.	Proofs of Claim With Respect to Rejection Damages

	5.	Compensation and Benefit Programs

	6.	Retiree Benefits

G.	Provisions Regarding Releases and Discharge

	1.	Discharge

	2.	Releases of Claims

	3.	Limitation of Liability

H.	Retention of Jurisdiction

	1.	Allowance of Claims

	2.	Executory Contract Proceedings

	3.	Plan Interpretation

	4.	Plan Implementation

	5.	Plan Modification

	6.	Adjudication of Controversies

	7.	Injunctive Relief

v

	8.	Correct Minor Defects

	9.	Post-Confirmation Orders Regarding Confirmation

	10.	Final Decree

I.	RECOMMENDATION

Exhibit A	-	Plan of Reorganization Under Chapter 11 of the Bankruptcy Code

Pursuant to Section 1125 of the Bankruptcy Code, Chartwell Diversified Services, Inc. (“CDSI”), Chartwell Care Givers, Inc. (“CCG”), and Chartwell Community Services, Inc. (“CCS”), hereinafter referred to, collectively, as the “Debtors”, provide this Disclosure Statement (the “Disclosure Statement”) to all of the Debtors’ known creditors.  The purpose of this Disclosure Statement is to provide information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the Debtors and the condition of the Debtors’ books and records, that would enable a hypothetical reasonable investor typical of holders of Claims or Equity Interests of the relevant Class to make an informed judgment about the “Joint Plan of Reorganization of Debtors Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc., and Chartwell Community Services, Inc. Dated March 5, 2004” (the “Plan”).  The Plan, a copy of which accompanies this Disclosure Statement as Exhibit A, was filed with the Bankruptcy Court on March 5, 2004.

The Debtors recommend that you vote to accept the Plan.  Each holder of a Claim entitled to vote on the Plan must, however, review the Plan and Disclosure Statement carefully, including all exhibits, in their entirety, and determine whether or not to accept or reject the Plan based upon that holder’s independent judgment and evaluation.  The description of the Plan in this Disclosure Statement is in summary form and is qualified by reference to the actual terms and conditions of the Plan, which should be reviewed carefully before making a decision to accept or reject the Plan.  Capitalized terms used herein have the same meaning as provided in the Plan.  Other terms not defined herein or in the Plan shall have the meaning ascribed to them in the Bankruptcy Code.

THE INFORMATION CONTAINED IN THIS DISCLOSURE STATEMENT (INCLUDING THE EXHIBITS HERETO) IS BASED UPON A REVIEW OF THE DEBTORS’ RECORDS, THEIR BUSINESSES AND THEIR AFFAIRS AND INFORMATION PROVIDED BY THE DEBTORS’ EMPLOYEES.  EXCEPT AS OTHERWISE EXPRESSLY INDICATED, SUCH INFORMATION HAS NOT BEEN SUBJECT TO AUDIT OR INDEPENDENT REVIEW.  THE SEC HAS NEITHER APPROVED NOR DISAPPROVED THIS DISCLOSURE STATEMENT OR THE ACCURACY OR THE ADEQUACY OF THE INFORMATION CONTAINED HEREIN.

BRIEF SUMMARY OF THE PLAN(1)

The Plan contemplates that the Debtors will reorganize their businesses and continue to operate following confirmation of the Plan.  In addition, pursuant to the terms of the plan in the related Med bankruptcy case, the Bank will own or control 100% of the stock interests CDSI upon the effective date of the Med Plan.  The basic structure of the Plan in the Debtors’ cases is to grant direct or indirect ownership and control of CDSI, CCG, and CCS to the Bank in exchange for the cancellation of the Bank’s secured indebtedness (which exceeds the value of the assets in the Debtors’ estates which comprise the Bank ‘s collateral).

The holders of Allowed Unsecured Claims in each of the Debtors’ cases will receive distributions from Creditors Trusts, which will be funded with notes payable by the Reorganized

(1)                                  A more detailed description of the terms of the Plan is provided in Section IV below.

Debtors, to be repaid over a 12- month period following confirmation of the Plan.  The notes will be secured by second-priority liens on all of the assets of the Reorganized Debtors (however, the notes will be subordinate to the Reorganized Debtors’ working capital lines of credit).  In the CCG Case, Unsecured Creditors will also receive the benefit of certain avoidance actions which will be transferred to the CCG Creditors’ Trust in addition to the CCG Note.

Specifically, the Notes shall be as follows:

The CCS Note shall be a promissory note in the lesser amount of (a) $350,000, or (b) 20% of the total amount of Allowed Claims in Class C-4 excluding any claims of the Bank and the NCFE Entities, to be issued by the Reorganized Debtors as of the Effective Date which is made payable to the CCS Creditors’ Trust solely for the benefit of Creditors in Class C-4 holding Allowed Unsecured Claims against CCS.  The CCS Note, the CDSI Note, the CCG Note, and the Med Note, jointly, shall be secured by a second priority lien on all of the assets of the Reorganized Debtors, subordinate to any working capital line(s) obtained by the Reorganized Debtors in the ordinary course of business up to $15 million.  The CCS Note shall be payable in equal quarterly payments with simple interest at a rate of 6% per annum, and payable pursuant to a two-year amortization.  The CCS Note shall become due one year following the Effective Date.

The CCG Note shall be a promissory note in the amount of $1.8 million to be issued by the Reorganized Debtors as of the Effective Date which is made payable to the CCG Creditors’ Trust solely for the benefit of Creditors in Class B-4 holding Allowed Unsecured Claims against CCG.  The CCG Note, the CDSI Note, the CCS Note, and the Med Note, jointly, shall be secured by a second priority lien on all of the assets of the Reorganized Debtors, subordinate to any working capital line(s) obtained by the Reorganized Debtors in the ordinary course of business up to $15 million.  The CCG Note shall be payable in equal quarterly payments with simple interest at a rate of 6% per annum, and payable pursuant to a two-year amortization.  The CCG Note shall become due one year following the Effective Date.  The principal amount of the CCG Note may be increased by the Additional Amount, in which case such Additional Amount shall become due and payable one year from the Effective Date (the Additional Amount shall not affect the calculation of quarterly payments otherwise due on the CCG Note).

The CCS Note shall be promissory note in the lesser amount of (a) $350,000, or (b) 20% of the total amount of Allowed Claims in Class C-4 excluding any claims of the Bank and the NCFE Entities, to be issued by the Reorganized Debtors as of the Effective Date which is made payable to the CCS Creditors’ Trust solely for the benefit of Creditors in Class C-4 holding Allowed Unsecured Claims against CCS.  The CCS Note, the CDSI Note, the CCG Note, and the Med Note, jointly, shall be secured by a second priority lien on all of the assets of the Reorganized Debtors, subordinate to any working capital line(s) obtained by the Reorganized Debtors in the ordinary course of business up to $15 million.  The CCS Note shall be payable in equal quarterly payments with simple interest at a rate of 6% per annum, and payable pursuant to a two-year amortization.  The CCS Note shall become due one year following the Effective Date.

The CDSI Note shall be a promissory note in the lesser amount of (a) $250,000, or (b) 20% of the total amount of Allowed Claims in Class A-4 excluding any claims of the Bank and the NCFE Entities, to be issued by the Reorganized Debtors as of the Effective Date which is made payable to the CDSI Creditors’ Trust solely for the benefit of Creditors in Class A-4 holding Allowed Unsecured Claims against CDSI.  The CDSI Note, the CCG Note, the CCS Note, and the Med Note, jointly, shall be secured by a second priority lien on all of the assets of the Reorganized Debtors, subordinate to any working capital line(s) obtained by the Reorganized Debtors in the ordinary course of business up to $15 million.  The CDSI Note shall be payable in equal quarterly payments with simple interest at a rate of 6% per annum, and payable pursuant to a two-year amortization.  The CDSI Note shall become due one year following the Effective Date.

The following table sets forth a brief summary of the classification and treatment of Claims and Interests and the amounts distributable to the holders of such Claims and Interests under the Plan.  The information set forth in the table is for convenience and represents a summary reference only and is qualified in its entirety by the contents of the Plan, which shall be controlling.  Each holder of a Claim or Interest is referred to the Plan annexed as Exhibit A hereto for further information regarding the classification and treatment of Claims and Interests provided under the Plan.

Class (name of applicable Debtor mentioned in parentheses)	Treatment	Impairment	Plan Section

Administrative Expense Claims (against all Debtors)	Unpaid portion of Allowed Administrative Claim paid in full in Cash on the Effective Date, or as soon thereafter as practical.	N/A	II.A

Priority Tax Claims (against all Debtors)

Amount of Allowed Tax Claim paid in equal monthly installments, amortized over a period not to exceed six (6) years from the date of assessment of such Allowed Tax Claim, with interest from and after the Effective Date at the rate specified in 26 U.S.C. § 6621.

		N/A	II.C

Class (name of applicable Debtor mentioned in parentheses)	Treatment	Impairment	Plan Section

Class A-1.1 (Secured Claims of the Bank against CDSI)

Class A-1.1 is impaired. If the Med Plan is confirmed providing that the Bank, or an Entity designated by the Bank, will receive 100% of the stock in CDSI on the effective date of the Med Plan, then on the Effective Date, all existing stock of CDSI shall be deemed canceled, except for any shares of common stock owned by Med. Accordingly, the Bank will indirectly receive the benefit of the preserved CDSI common stock through its claims against Med and treatment under the Med Plan. If such a Med Plan is not so confirmed, then all existing common stock of CDSI shall be deemed canceled and New CDSI Common Stock shall be issued to the Bank, or an Entity designated by the Bank, in satisfaction of its Allowed Claims in Class A- 1.1.

		Impaired	IV.A

In addition to the treatment provided above, the Bank will receive any net recoveries obtained by the Litigation Trust on account of the Litigation Trust Claims, after the CCG Note, the CDSI Note, the CCS Note, and the Med Note have been repaid. The Bank also will indirectly receive the value of the existing common stock of CCG and CCS that is owned by CDSI, which will be preserved under the Plan.

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class A-1.1, and any such Claims shall be deemed canceled as of the Effective Date. The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date. The Confirmation Order shall be deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

Class (name of applicable Debtor mentioned in parentheses)	Treatment	Impairment	Plan Section

Class A-1.2 (Secured Claims of the NCFE Entities against CDSI)

Class A-1.2 is impaired. The Claims of the NCFE Entities have been assigned to the Bank. As a result, if the Med Plan is confirmed providing that the Bank, or an Entity designated by the Bank, will receive 100% of the stock in CDSI on the effective date of the Med Plan, then on the Effective Date, all existing stock of CDSI shall be deemed canceled, except for any shares of common stock owned by Med. Accordingly, the Bank will indirectly receive the benefit of the preserved CDSI common stock through its claims against Med and treatment under the Med Plan. If such a Med Plan is not so confirmed, then all existing common stock of CDSI shall be deemed canceled and New CDSI Common Stock shall be issued to the Bank, or an Entity designated by the Bank, in satisfaction of its Allowed Claims in Class A - 1.1.

		Impaired	IV.B

In addition to the treatment provided above, the Bank will receive any net recoveries obtained by the Litigation Trust on account of the Litigation Trust Claims , after the CCG Note, the CDSI Note, the CCS Note, and the Med Note have been repaid. The Bank also will indirectly receive the value of the existing common stock of CCG and CCS that is owned by CDSI, which will be preserved under the Plan.

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class A-1.2, and any such Claims shall be deemed canceled as of the Effective Date. The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date. The Confirmation Order shall be deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

Class (name of applicable Debtor mentioned in parentheses)	Treatment	Impairment	Plan Section

Class A-1.3 (Secured Claims of AIG against CDSI)

Class A-1.3 is unimpaired. Except to the extent that the holder of an Allowed Secured Claim in Class A-1.3 agrees to a different treatment, each holder of an Allowed Secured Claim in Class A-1.3 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.

		Unimpaired	IV.C

Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class A-1.3 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class A-1.3 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class A-4.

Class (name of applicable Debtor mentioned in parentheses)	Treatment	Impairment	Plan Section

Class A-1.4 (Claims of Sun Capital)

Class A-1.4 is unimpaired. Except to the extent that the holder of an Allowed Secured Claim in Class A-1.4 agrees to a different treatment, each holder of an Allowed Secured Claim in Class A-1.4 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.

		Unimpaired	IV.D

Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class A-1.4 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class A-1.4 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class A-4.

Class (name of applicable Debtor mentioned in parentheses)	Treatment	Impairment	Plan Section

Class A-1.5 (Claims of Other Secured Creditors against CDSI)

Class A-1.5 is unimpaired. Except to the extent that the holder of an Allowed Secured Claim in Class A-1.5 agrees to a different treatment, each holder of an Allowed Secured Claim in Class A-1.5 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.

		Unimpaired	IV.E

Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class A-1.5 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class A-1.5 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class A-4.

Class A -2 (Priority Claims against CDSI)

Class A-2 is unimpaired. Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Priority Claim in Class A-2 the principal amount of such Allowed Claim, without interest.

		Unimpaired	IV. F

Class (name of applicable Debtor mentioned in parentheses)	Treatment	Impairment	Plan Section

Class A-3 (Unsecured Personal Injury Claims against CDSI)

Class A-3 is impaired. Holders of Claims in Class A-3 shall not receive any distribution under the Plan. However, the holders of Claims in Class A-3 may continue to prosecute claims against the Debtors in name only, and shall be limited to enforcing any judgment obtained against the Debtors in accordance with applicable non-bankruptcy law only against insurers that issued any Insurance Policy to the Debtors intended to cover the liability asserted by the holders of such Claims, or the proceeds of such Insurance Policy, and may not enforce such judgment against the Debtors, the Reorganized Debtors, the Creditors’ Trusts, or the Litigation Trust.

		Impaired	IV. G

Class A-4 (Other Unsecured Claims Against CDSI)

Class A-4 is impaired. The holders of Allowed Claims in Class A-4 shall receive periodic payments from the CDSI Creditors’ Trust, as and when determined by the CDSI Creditors’ Trust Trustee in accordance with and as provided by the CDSI Creditors’ Trust Agreement. Each holder of an Allowed Claim in Class A-4 shall receive the lesser of: (a) an amount equal to such Creditor’s Allowed Claim in Class A-4, or (b) such Creditor’s Pro Rata share of the available sum of monies to be distributed to all holders of Allowed Claims in Class A-4 by the CDSI Creditors’ Trust.

		Impaired	IV. H

The payments to be made to the CDSI Creditors’ Trust by the Reorganized Debtors pursuant to the CDSI Note shall be the sole source of distributions to holders of Allowed Claims in Class A-4.

Any Claims of the Bank or the NCFE Entities in Class A-4 shall be deemed satisfied by the treatment provided to the Bank on account of Claims in Classes A-1.1 and A-1.2. Neither the Bank nor the NCFE Entities (or their assignees) shall receive any other distributions on account of their Class A-4 Claims.

Class (name of applicable Debtor mentioned in parentheses)	Treatment	Impairment	Plan Section

Class A-5 (Unsecured Convenience Class Claims against CDSI)

Class A-5 is unimpaired. Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Convenience Class Claim in Class A-5 the principal amount of such Allowed Claim, without interest.

		Unimpaired	IV. I

Class A-6 (Subordinated Claims against CDSI)	Class A-6 is impaired. Holders of Allowed Subordinated Claims in Class A-6 will receive no distribution under the Plan on account of such Claims.	Impaired	IV. J

Class A-7 (Inter-Debtor Claims against CDSI)	Class A-7 is impaired. Holders of Allowed Claims in Class A-7 will receive no distribution under the Plan on account of such Claims.	Impaired	IV. K

Class A-8 (Interests in CDSI)

Class A-8 is impaired. If the Med Plan is confirmed, providing that the Bank, or an Entity designated by the Bank, will receive 100% of the stock of CDSI on the effective date of the Med Plan, then the Class A-8 Interests in CDSI, except for those interests owned by Med, shall be deemed canceled on the Effective Date without payment of monies or other consideration on account of such Interests. If such a Med Plan is not so confirmed, then the Class A-8 Interests in CDSI shall be deemed canceled on the Effective Date without the payment of monies or other consideration on account of such Interests (and the New CDSI Common Stock shall be issued to the Bank, or its designee, pursuant to the Plan).

		Impaired	IV.L

Class (name of applicable Debtor mentioned in parentheses)	Treatment	Impairment	Plan Section

Class B-1.1 (Secured Claims of the Bank against CCG)

Class B-1.1 is impaired. On the Effective Date, all existing stock of CCG shall be deemed canceled, except for any shares of common stock owned by CDSI. Accordingly, the Bank will indirectly receive the benefit of the preserved CCG common stock through its direct or indirect ownership of 100% of the Interests in CDSI in satisfaction of its Allowed Claims in Class B-1.1. Also in satisfaction of the Bank’s Allowed Claims in Class B-1.1, the Bank shall receive 25% of any Net Recoveries obtained by the CCG Creditors’ Trust from the CCG Recovery Rights, provided, however, that any Net Recoveries payable to the Bank under this provision shall be first applied to any amounts due under the CCG Note until the CCG Note is paid in full (such amounts shall be deemed to have been paid by the Reorganized Debtors). Once the CCG Note has been repaid, the Bank’s 25% share of the Net Recoveries shall be applied to repay any amounts due under the CDSI Note, the CCS Note, and the Med Note until such notes arepaid in full (such amounts shall be deemed to have been paid by the Reorganized Debtors). Any payments made on the CDSI Note, the CCS Note, and the Med Note shall be allocated among such notes Pro Rata, based on the outstanding balances of the notes. Once the CCG Note, the CDSI Note, the CCS Note, andthe Med Note have been repaid, the Bank’s 25% share of the Net Recoveries from the CCG Recovery Rights shall be paid to the Bank within 30 days of their receipt by the CCG Creditors’ Trust. To the extent that the CDSI, CCG, CCS, and Med Notes are repaid in whole or in part from the Bank’s 25% share of the Net Recoveries from the CCG Recovery Rights, the Bank shall be entitled to reimbursement of such amounts from the Reorganized Debtors.

		Impaired	IV.M

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class B-1.1, and any such Claims shall be deemed canceled as of the Effective Date. The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date. The Confirmation Order shallbe deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

Class (name of applicable Debtor mentioned in parentheses)	Treatment	Impairment	Plan Section

Class B-1.2 (Secured Claims of the NCFE Entities against CCG)

Class B-1.2 is impaired. The Claims of the NCFE Entities have been assigned to the Bank. As a result, on the Effective Date, all existing stock of CCG shall be deemed canceled, except for any shares of common stock owned by CDSI. Accordingly, the Bank will indirectly receive the benefit of the preserved CCG common stock through its direct or indirect ownership of 100% of the Interests in CDSI in satisfaction of its Allowed Claims in Class B-1.2. Also in satisfaction of the Bank’s Allowed Claims in Class B-1.2, the Bank shall receive 25% of any Net Recoveries obtained by the CCG Creditors’ Trust from the CCG Recovery Rights (this is the same 25% interest in the CCG Recovery Rights provided on account of the Bank’s Class B-1.1 Claims), provided, however, that any Net Recoveries payable to the Bank under this provision shall be first applied to any amounts due under the CCG Note until the CCG Note is paid in full (such amounts shall be deemed to have been paid by the Reorganized Debtors). Once the CCG Note has been repaid, the Bank’s 25% share of the Net Recoveries shall be applied to repay any amounts due under the CDSI Note, the CCS Note, and the Med Note until such notes are paid in full (such amounts shall be deemed to have been paid by the Reorganized Debtors). Any payments made on the CDSI Note, the CCS Note, and the Med Note shall be allocated among such notes Pro Rata, based on the outstanding balances of the notes. Once the CCG Note, the CDSI Note, the CCS Note, and the Med Note have been repaid, the Bank’s 25% share of the Net Recoveries from the CCG Recovery Rights shall be paid to the Bank within 30 days of their receipt by the CCG Creditors’ Trust. To the extent that the CDSI, CCG, CCS, and Med Notes are repaid in whole or in part from the Bank’s 25% share of the Net Recoveries from the CCG Recovery Rights, the Bank shall be entitled to reimbursement of such amounts from the Reorganized Debtors.

		Impaired	IV. N

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class B-1.2, and any such Claims shall be deemed canceled as of the Effective Date. The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date. The Confirmation Order shall be deemed to constitute a reconveyance of any

Class (name of applicable Debtor mentioned in parentheses)	Treatment	Impairment	Plan Section

Class B-1.3 (Secured Claims of CMS against CCG)

Class B-1.3 is unimpaired. Except to the extent that the holder of an Allowed Secured Claim in Class B-1.3 agrees to a different treatment, each holder of an Allowed Secured Claim in Class B-1.3 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.

		Unimpaired	IV.O

Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class B-1.3 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class B-1.3 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class B-4.

Class (name of applicable Debtor mentioned in parentheses)	Treatment	Impairment	Plan Section

Class B-1.4 (Secured Claims of Sun Capital against CCG)

Class B-1.4 is unimpaired. Except to the extent that the holder of an Allowed Secured Claim in Class B-1.4 agrees to a different treatment, each holder of an Allowed Secured Claim in Class B-1.4 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.

		Unimpaired	IV.P

Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class B-1.4 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class B-1.4 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class B-4.

Class (name of applicable Debtor mentioned in parentheses)	Treatment	Impairment	Plan Section

Class B-1.5 (Other Secured Claims against CCG)

Class B-1.5 is unimpaired. Except to the extent that the holder of an Allowed Secured Claim in Class B-1.5 agrees to a different treatment, each holder of an Allowed Secured Claim in Class B-1.5 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.

		Unimpaired	IV. Q

Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class B-1.5 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class B-1.5 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class B-4.

Class B-2 (Priority Claims against CCG)

Class B-2 is unimpaired. Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Priority Claim in Class B-2 the principal amount of such Allowed Claim, without interest.

		Unimpaired	IV. R

Class (name of applicable Debtor mentioned in parentheses)	Treatment	Impairment	Plan Section

Class B-3 (Unsecured Personal Injury Claims against CCG)

Class B-3 is impaired. Holders of Claims in Class B-3 shall not receive any distribution under the Plan. However, the holders of Claims in Class B-3 may continue to prosecute claims against the Debtors in name only, and shall be limited to enforcing any judgment obtained against the Debtors in accordance with applicable non-bankruptcy law only against insurers that issued any Insurance Policy to the Debtors intended to cover the liability asserted by the holders of such Claims, or the proceeds of such Insurance Policy, and may not enforce such judgment against the Debtors, the Reorganized Debtors, the Creditors’ Trusts, or the Litigation Trust.

		Impaired	IV. S

Class (name of applicable Debtor mentioned in parentheses)	Treatment	Impairment	Plan Section

Class B-4 (Other Unsecured Claims Against CCG)

Class B-4 is impaired. The holders of Allowed Claims in Class B-4 shall receive periodic payments from the CCG Creditors’ Trust, as and when determined by the CCG Creditors’ Trust Trustee in accordance with and as provided by the CCG Creditors’ Trust Agreement. Each holder of an Allowed Claim in Class B-4 shall receive the lesser of: (a) an amount equal to such Creditor’s Allowed Claim in Class B-4, or (b) such Creditor’s Pro Rata share of the available sum of monies to be distributed to all holders of Allowed Claims in Class B-4 by the CCG Creditors’ Trust.

		Impaired	IV. T

The claims and causes of action transferred to the CCG Creditors’ Trust pursuant to section V.E.2 of the Plan, and the payments to be made to the CCG Creditors’ Trust by the Reorganized Debtors pursuant to the CCG Note, shall be the sole sources of distributions to holders of Allowed Claims in Class B-4. The assets transferred to, and payments collected by, the CCG Creditors’ Trust, net of the costs of administering the CCG Creditors’ Trust in accordance with section V.E.7 of the Plan and the CCG Creditors’ Trust Agreement, shall be shared Pro Rata as set forth in this paragraph.

Any Claims of the Bank or the NCFE Entities in Class B-4 shall be deemed satisfied by the treatment provided to the Bank on account of Claims in Classes B-1.1 and B-1.2. Neither the Bank nor the NCFE Entities (or their assignees) shall receive any other distributions on account of their Class B-4 Claims.

Class B-5 (Unsecured Convenience Class Claims against CCG)

Class B-5 is unimpaired. Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Convenience Class Claim in Class B-5 the principal amount of such Allowed Claim, without interest.

		Unimpaired	IV. U

Class (name of applicable Debtor mentioned in parentheses)	Treatment	Impairment	Plan Section

Class B-6 (Subordinated Claims against CCG)	Class B-6 is impaired. Holders of Allowed Subordinated Claims in Class B-6 will receive no distribution under the Plan on account of such Claims.	Impaired	IV. V

Class B-7 (Inter-Debtor Claims against CCG)	Class B-7 is impaired. Holders of Allowed Claims in Class B-7 will receive no distribution under the Plan on account of such Claims.	Impaired	IV.W

Class B-8 (Interests in CCG)

Class B-8 is impaired. The Class B-8 Interests in CCG, except for those Interests owned by CDSI, shall be deemed canceled on the Effective Date without the payment of any monies or other consideration on account of such Interests. Holders of Class B-8 Interests, other than CDSI, will not receive any distribution under the Plan on account of such Interests.

		Impaired	IV. X

Class C-1.1 (Secured Claims of the Bank against CCS)

Class C-1.1 is impaired. On the Effective Date, all existing stock of CCS shall be deemed canceled, except for any shares of common stock owned by CDSI. Accordingly, the Bank will indirectly receive the benefit of the preserved CCS common stock through its direct or indirect ownership of 100% of the Interests in CDSI in satisfaction of its Allowed Claims in Class C-1.1. In addition, the Bank will receive any net recoveries obtained by the Litigation Trust on account of the Litigation Trust Claims, after the CCG Note, the CDSI Note, the CCS Note, and the Med Note have been repaid.

		Impaired	IV. Y

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class C-1.1, and any such Claims shall be deemed canceled as of the Effective Date. The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date. The Confirmation Order shall be deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

Class (name of applicable Debtor mentioned in parentheses)	Treatment	Impairment	Plan Section

Class C-1.2 (Secured Claims of the NCFE Entities against CCS)

Class C-1.2 is impaired. The Claims of the NCFE Entities have been assigned to the Bank. As a result, on the Effective Date, all existing stock of CCS shall be deemed canceled, except for any shares of common stock owned by CDSI. Accordingly, the Bank will indirectly receive the benefit of the preserved CCS common stock through its direct or indirect ownership of 100% of the Interests in CDSI in satisfaction of its Allowed Claims in Class C- 1.2. In addition, the Bank will receive any net recoveries obtained by the Litigation Trust on account of the Litigation Trust Claims, after the CCG Note, the CDSI Note, the CCS Note, and the Med Note have been repaid.

		Impaired	IV. Z

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class C-1.2, and any such Claims shall be deemed canceled as of the Effective Date. The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date. The Confirmation Order shall be deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

Class (name of applicable Debtor mentioned in parentheses)	Treatment	Impairment	Plan Section

Class C-1.3 (Secured Claims of Carrollton- Farmers Branch Independent School District against CCS)

Class C-1.3 is unimpaired. Except to the extent that the holder of an Allowed Secured Claim in Class C-1.3 agrees to a different treatment, each holder of an Allowed Secured Claim in Class C-1.3 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.

		Unimpaired	IV.AA

Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class C-1.3 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class C-1.3 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class C-4.

Class (name of applicable Debtor mentioned in parentheses)	Treatment	Impairment	Plan Section

Class C-1.4 (Secured Claims of Weingarten Realty Investors against CCS)

Class C-1.4 is unimpaired. Except to the extent that the holder of an Allowed Secured Claim in Class C-1.4 agrees to a different treatment, each holder of an Allowed Secured Claim in Class C-1.4 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.

		Unimpaired	IV. BB

Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class C-1.4 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class C-1.4 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class C-4.

Class (name of applicable Debtor mentioned in parentheses)	Treatment	Impairment	Plan Section

Class C-1.5 (Secured Claims of Low/Fifty Construction against CCS)

Class C-1.5 is unimpaired. Except to the extent that the holder of an Allowed Secured Claim in Class C-1.5 agrees to a different treatment, each holder of an Allowed Secured Claim in Class C-1.5 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.

		Unimpaired	IV. CC

Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class C-1.5 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class C-1.5 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class C-4.

Class (name of applicable Debtor mentioned in parentheses)	Treatment	Impairment	Plan Section

Class C-1.6 (Secured Claims of Sun Capital against CCS)

Class C-1.6 is unimpaired. Except to the extent that the holder of an Allowed Secured Claim in Class C-1.6 agrees to a different treatment, each holder of an Allowed Secured Claim in Class C-1.6 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.

		Unimpaired	IV.DD

Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class C-1.6 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class C-1.6 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class C-4.

Class (name of applicable Debtor mentioned in parentheses)	Treatment	Impairment	Plan Section

Class C-1.7 (Other Secured Claims against CCS)

Class C-1.7 is unimpaired. Except to the extent that the holder of an Allowed Secured Claim in Class C-1.7 agrees to a different treatment, each holder of an Allowed Secured Claim in Class C-1.7 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.

		Unimpaired	IV. EE

Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class C-1.7 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class C-1.7 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class C-4.

Class C-2 (Priority Claims against CCS)

Class C-2 is unimpaired. Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Priority Claim in Class C-2 the principal amount of such Allowed Claim, without interest.

		Unimpaired	IV. FF

Class (name of applicable Debtor mentioned in parentheses)	Treatment	Impairment	Plan Section

Class C-3 (Unsecured Personal Injury Claims against CCS)

Class C-3 is impaired. Holders of Claims in Class C-3 shall not receive any distribution under the Plan. However, the holders of Claims in Class C-3 may continue to prosecute claims against the Debtors in name only, and shall be limited to enforcing any judgment obtained against the Debtors in accordance with applicable non-bankruptcy law only against insurers that issued any Insurance Policy to the Debtors intended to cover the liability asserted by the holders of such Claims, or the proceeds of such Insurance Policy, and may not enforce such judgment against the Debtors, the Reorganized Debtors, the Creditors’ Trusts, or the Litigation Trust.

		Impaired	IV. GG

Class C-4 (Other Unsecured Claims Against CCS)

Class C-4 is impaired. The holders of Allowed Claims in Class C-4 shall receive periodic payments from the CCS Creditors’ Trust, as and when determined by the CCS Creditors’ Trust Trustee in accordance with and as provided by the CCS Creditors’ Trust Agreement. Each holder of an Allowed Claim in Class C-4 shall receive the lesser of: (a) an amount equal to such Creditor’s Allowed Claim in Class C-4, or (b) such Creditor’s Pro Rata share of the available sum of monies to be distributed to all holders of Allowed Claims in Class C-4 by the CCS Creditors’ Trust.

		Impaired	IV. HH

The payments to be made to the CCS Creditors’ Trust by the Reorganized Debtors pursuant to the CCS Note shall be the sole source of distributions to holders of Allowed Claims in Class C-4.

Any Claims of the Bank or the NCFE Entities in Class C-4 shall be deemed satisfied by the treatment provided to the Bank on account of Claims in Classes C-1.1 and C-1.2. Neither the Bank nor the NCFE Entities (or their assignees) shall receive any other distributions on account of their Class C-4 Claims.

Class (name of applicable Debtor mentioned in parentheses)	Treatment	Impairment	Plan Section

Class C-5 (Unsecured Convenience Class Claims against CCS)

Class C-5 is unimpaired. Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Convenience Class Claim in Class C-5 the principal amount of such Allowed Claim, without interest.

		Unimpaired	IV. II

Class C-6 (Subordinated Claims against CCS)	Class C-6 is impaired. Holders of Allowed Subordinated Claims in Class C-6 will receive no distribution under the Plan on account of such Claims.	Impaired	IV. JJ

Class C-7 (Inter-Debtor Claims against CCS)	Class C-7 is impaired. Holders of Allowed Claims in Class C-7 will receive no distribution under the Plan on account of such Claims.	Impaired	IV. JJ

Class C-8 (Interests in CCS)

Class C-8 is impaired. The Class C-8 Interests in CCS, except for those Interests owned by CDSI, shall be deemed canceled on the Effective Date without the payment of any monies or other consideration on account of such Interests. Holders of Class C-8 Interests, other than CDSI, will not receive any distribution under the Plan on account of such Interests.

		Impaired	IV.KK

THIS DISCLOSURE STATEMENT HAS BEEN PREPARED BY THE DEBTORS TO PROVIDE HOLDERS OF CLAIMS ENTITLED TO VOTE ON THE PLAN WITH ADEQUATE INFORMATION SO THAT THEY CAN MAKE AN INFORMED JUDGMENT ABOUT THE PLAN.  HOLDERS OF CLAIMS ENTITLED TO VOTE ON THE PLAN SHOULD READ THIS DISCLOSURE STATEMENT AND THE PLAN IN THEIR ENTIRETY BEFORE VOTING ON THE PLAN.  NO SOLICITATION OF VOTES ON THE PLAN MAY BE MADE EXCEPT PURSUANT TO THIS DISCLOSURE STATEMENT, AND NO PERSON HAS BEEN AUTHORIZED TO UTILIZE ANY INFORMATION CONCERNING THE DEBTORS’ BUSINESSES, THEIR ASSETS OR THE PLAN OTHER THAN THE INFORMATION CONTAINED HEREIN FOR PURPOSES OF SOLICITATION.

The Debtors believe that the Plan provides for fair and equitable treatment of the Debtors’ creditors.  The Debtors therefore recommend that the holders of Claims entitled to vote on the Plan vote to accept the Plan.

FOR INFORMATION ABOUT THE PROCEDURES AND DEADLINE FOR VOTING TO ACCEP T OR REJECT THE PLAN, AND INFORMATION ABOUT FILING OBJECTIONS TO THE PLAN AND THE CLASSIFICATION OF CLAIMS AND INTERESTS PROVIDED IN THE PLAN, AND THE DEADLINE FOR SUCH OBJECTIONS, SEE THE DETAILED DISCUSSION BELOW.  A HEARING ON CONFIRMATION OF THE PLAN WILL BE HELD BY THE HONORABLE STAN BERNSTEIN, UNITED STATES BANKRUPTCY JUDGE, ON APRIL 30, 2004 AT 10:00 A.M., UNITED STATES BANKRUPTCY COURT, EASTERN DISTRICT OF NEW YORK, LONG ISLAND FEDERAL COURTHOUSE, 290 FEDERAL PLAZA, CENTRAL ISLIP, NY 11722-4437.  AT THAT HEARING, THE BANKRUPTCY COURT WILL DECIDE WHETHER THE PLAN WILL BE CONFIRMED AND WILL HEAR AND DECIDE ANY AND ALL OBJECTIONS TO THE PLAN OR TO THE PLAN’S CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS.

I.              BRIEF HISTORY OF THE DEBTORS AND THEIR CHAPTER 11 CASES

A.            General

Med is the direct or indirect parent of each of the other Debtors, as well as the other debtors, Trestle Corp. (“Trestle”) and Resource Pharmacy, Inc. (“Resource Pharmacy”), in these jointly-administered cases.  Attached hereto as Exhibit B(1) is a chart reflecting the organizational structure of the Debtors and their non-debtor affiliates.  Simultaneously with the filing of this Disclosure Statement and Plan, separate liquidating plans are being filed on behalf of Med, Trestle, and Resource Pharmacy, which plans provide for the distribution to their creditors of the proceeds of the sale of all or substantially all of their assets and the liquidation and distribution of any remaining assets.  The Debtors also are affiliates of Tender Loving Care Health Care Services and nineteen of its subsidiaries (“TLC”), which also are debtors and debtors in possession in jointly administered proceedings before this Court under the caption “In re: Tender Loving Care Health Care Services, Inc., et al., Case No. 8-02-88020.”

The Debtors provide home healthcare, skilled nursing, and pharmacy management to patients throughout the United States.  Together with TLC, the Debtors currently provide these home healthcare and related services to more than 175,000 patients in 37 states.  In providing such services, the Debtors and TLC employ approximately 7,657 employees.

The Debtors operate under the umbrella of Med, their direct or indirect parent.  The Debtors’ financial information has historically been prepared on a consolidated basis due to certain GAAP presumptions that consolidated statements (or the presentation of the results of operations and financial position of a “parent company” and its subsidiaries as if the group were a single enterprise with multiple divisions) are more meaningful than separate statements and that they are usually necessary for a fair presentation when one of the enterprises in the group directly or indirectly has a controlling financial interest in the other enterprises.

(1)           The Debtors will file Exhibit B no later than five days prior to the hearing on the Disclosure Statement.

The following is a brief summary of the businesses and operations of the various Debtors:

1.             Chartwell Diversified Services, Inc.

CDSI is a corporation organized under the laws of the state of Delaware, with its principal place of business located at 200 Brickstone Square, Suite 403, Andover, Massachusetts.  CDSI is a division of Med, specializing in home health care services.  CDSI provides home infusion services, clinical respiratory services, home health and specialty pharmacy services, as well as home medical equipment.  Through two of its subsidiaries, Chartwell Community Services, Inc. (“CCS”) and Chartwell Care Givers, Inc., CDSI employs over 7,000 full time and part time trained medical professionals and operates in 15 states.  In addition, CDS I is involved in joint venture programs with leading academic health systems, including the University of Pittsburgh Medical Center and the University of California, Davis Medical Center, for the provision of alternate site care.

2.             Chartwell Community Services, Inc.

Chartwell Community Services, Inc. (“CCS”) is a corporation organized under the laws of the state of Texas, with its principal place of business located at 16650 Westgrove Drive, Suite 300, Addison, Texas.  CCS provides attendant care services through ten field offices in the state of Texas.  CCS has four service programs:  Primary Home Care (“PHC”), Family Care Services (“FCS”), Community Based Alternatives (“CBA”), and, and Private Pay home care (“PP”).

PHC provides home care services to individuals who qualify for Medicaid.  For example, a social worker with the Texas Department of Human Services (“TDHS”) determines an individual’s eligibility.  CCS bills TDHS for services rendered according to existing contractual agreements.

FCS represents a major area of services provided by CCS.  Title XX of the Social Security Act provides FCS services to aged and disabled adults who are limited in their ability to perform daily activities.  Like PHC, FCS’ services are provided based upon an exclusive contract with TDHS.

The CBA program is the end result of the revised nursing facility waiver program.  Title XX of the Social Security Act provides CBA services to aged and disabled adults as a home based, cost-efficient alternative to institutional care in a traditional nursing facility.

The PP business line, launched in 1999, was developed to meet the needs of consumers who were not covered by Medicaid, Medicare or private insurance and were able to pay for home care services and professional nursing services.

3.             Chartwell Care Givers, Inc.

Chartwell Care Givers, Inc. (“CCG”) is a corporation organized under the laws of the state of Delaware, with its principal place of business located at 16650 Westgrove Drive, Suite 300, Addison, Texas.  CCG provides infusion therapy, high tech nursing services, respiratory therapy and durable medical equipment for home care patients out of the states of New Jersey, Ohio and Illinois.  CCG offers its patients all the benefits of top quality infusion and respiratory solution to patient care management.  CCG has contracts with local and national managed care organizations and other third party providers.

B.            Events Preceding the Debtors’ Chapter 11 Filings

1.             Historical Overview

Until October, 2002, the Debtors had been long dependent on financing provided by and through National Century Financial Enterprises, Inc., its affiliates NPF VI, Inc. and NPF XII, Inc. and their servicing company National Premier Financial Services, Inc. (collectively, “NCFE”).  NCFE was one of the nation’s largest financiers of health care receivables.  NCFE typically “purchased” selected physician and other healthcare receivables and subsequently pooled and sold them as asset based securities to institutional investors.  NCFE financed the sellers of the receivables with regular periodic payments.

Pursuant to the terms of certain Sales and Subservicing Agreements by and between NCFE and CCS, and CCG, NCFE purchased certain of the accounts receivables generated by those Debtors.  Certain sweep and lockbox accounts were established, to which those Debtors’ payors would remit funds.  NCFE would withdraw from those accounts their fees and debt servicing payments and, on a weekly basis, would typically wire the balance of those accounts receivable to the Debtors.

Beginning the week of October 21, 2002, and continuing for several weeks, NCFE issued oral commitments to the Debtors, pursuant to which NCFE promised to continue funding the Debtors.  Despite the assurances received from NCFE that funding would be received, NCFE breached its obligations under the Sales and Subservicing Agreements and failed to fund the Debtors with sums necessary to finance their ongoing operations.  On October 31, 2002, the Debtors received letters from NCFE advising that NCFE did not know when or whether it would be in a position to continue funding and/or purchasing accounts receivable.  As a result, the Debtors and numerous other health care providers financed by NCFE (collectively, the “Providers”) could not ascertain whether they would be in a position to provide continued health care to the hundreds of thousands of patients in need of their health care services throughout the United States.

On or about November 4, 2002, litigation ensued on both the state and federal levels between NCFE, on the one hand, and the Debtors and the Providers, on the other, who financed their receivables through NCFE.  Reciprocal restraining orders were issued in both the state and federal courts, having the effect of freezing the Debtors’ cash flow.  On or about November 14, 2002, Med, on behalf of all of the Debtors, sought, but did not receive, an order from the federal court in Columbus, Ohio, which would have released liens of NCFE on future accounts receivable in order to obtain short-term financing in an attempt to forestall bankruptcy.  On November 18, 2002, NCFE filed its own chapter 11 case in the United States Bankruptcy Court for the Southern District of Ohio (Eastern Division) in Columbus, Ohio, thereby imposing an automatic stay of the Debtors’ efforts to secure access to proceeds of their accounts receivable.  Meanwhile, NCFE continued to collect the proceeds of the Debtors’ accounts receivables, including a substantial amount of “Non Purchased Receivables”, including virtually all of the Debtors’ accounts receivables generated on or after October 21, 2002.

On April 21, 2003, NCFE filed proofs of claim totaling approximately $219,346,856 in the Debtors’ bankruptcy cases.

2.             The Bank’s Secured Claims Against the Debtors

In late 2001, the Bank loaned Med $70,000,000, evidenced by certain subordinated debentures reflecting an aggregate principal owing to the Bank in that amount, dated as of December 28, 2001, issued by Med to the Bank (the “Original Debentures”).  The due date for the Original Debentures was June 28, 2002.

Med was unable to repay the Original Debentures when they became due on June 28, 2002.  In June 2002, Med commenced a lawsuit against the Bank and certain other parties, and the Bank filed its own action against Med, NCFE and certain of their respective executives, among others.

In August 2002, Med, NCFE and the Bank agreed to settle the claims among themselves by entering into certain agreements, including, without limitation, the Amendment Agreement dated as of June 28, 2002 (the “Amendment Agreement “).  Pursuant to the Amendment Agreement and related documents, Med entered into five amended debentures (the “Amended Debentures”) in the aggregate principal amount of $57,500,000, which, among other things, extended the maturity date of the Original Debentures for two years, to June 28, 2004.  TEGCO Investments, LLC also agreed to purchase from the Bank one of the Original Debentures for a purchase price of $12,500,000.

In connection with the execution of the Amendment Agreement, Med executed a Security Agreement dated as of June 28, 2002 (the “Med Security Agreement”), in which Med granted the Bank a security interest in, among other things, certain of Med’s accounts receivable and related contract rights and a pledge of stock in certain of its subsidiaries, including the Debtors, Resource Pharmacy, and Trestle (collectively, the “Med Subs”).

As part of the same transaction, certain of Med’s subsidiaries, including the Med Subs, executed a Med Subsidiaries Pledge and Security Agreement dated as of June 28, 2002 (the “Med Sub Security Agreement”), in which the Med Subs and certain other affiliated entities granted the Bank a security interest in, among other things, certain accounts receivable of such entities and a pledge of stock in certain of their subsidiaries.

The security interests the Bank received under the Med Security Agreement and the Med Sub Security Agreement were evidenced by UCC-1 Financing Statements, which were filed on or about August 14, 2002.

On April 21, 2003, the Bank filed a proof of claim in the amount of $150,000,000 in each of the Debtors’ chapter 11 cases.

On June 9, 2003, Chartwell Home Therapies, L.P. (“CHT”) and Chartwell Management Company, Inc. (“CMC”) entered into a Proceeds Distribution Agreement with the Bank.  Under the terms of this agreement, CHT has agreed to split proceeds with the Bank from cash distributions from joint ventures owned by CHT.  CHT and CMC have also granted to the Bank a security interest in all such proceeds and on substantially all of the assets of CHT and CMC.

the Bank has agreed to remove permanently certain liens it placed on joint ventures partially owned by CHT.  The obligations to split proceeds from distributions terminate at the time when a reorganization plan is confirmed in the Bankruptcy Cases.

3.             Historical Financial Performance

The results of historical operations by the Debtors presented below reflect each Debtor’s separate company net revenue and expenses for the following periods:

a.     Pre Med Merger – the eleven month period from September 1, 2000 (commencement of business operations) through August 3, 2001 (merger with Med Diversified f/k/a e-Medsoft.com)

b.     Post Med Merger and Prior to the Petition Date – the sixteen month period August 6, 2001 through November 27, 2002.

Chartwell Diversified Services, Inc.

Pre Med Merger – CDSI recorded a net loss of $10,399,476 during the Pre Merger period.  CDSI was primarily a holding company during this period, but also engaged in the management of an infusion branch located in New York, deriving management fee revenues of $1,564,601.  CDSI’s operating expenses totaled $11,368,976 during the pre Merger period and include Payroll, incentive compensation and related expenses of $5,647,271; Health and Business Insurance related costs of $1,940,482; Legal, Consulting and Professional Fees of $1,998,459 and Travel and Office costs totaling $1,782,764.

Non-operating income and expenses recorded by CDSI included Interest expense of $463,391; Depreciation and Amortization totaling $72,470 and miscellaneous non-operating expenses totaling $59,420.

Post Merger and Prior to the Petition Date – Pre Med Merger — CDSI recorded a net loss of $55,159,161 during the sixteen month period after the Med merger prior to the petition date.  CDSI continued under its management contract to operate a New York based infusion branch, and derived management fee revenues of $803,937.  CDSI’s operating expenses included certain Med related charges and totaled $43,555,465 during the post Merger prepetition period.  Included in these expenses were Payroll, non-cash compensation related to stock options and related expenses of $13,038,015; Health and Business Insurance related costs of $1,553,268; Legal settlements, Legal, Consulting and Professional Fees of $20,535,406 and Travel, Restructuring and Office costs totaling $8,428,376.

Non-operating income and expenses recorded by CDSI included Interest expense of $7,974,455; Depreciation and Amortization totaling $3,936,669 and miscellaneous non-operating expenses totaling $497,439.

Chartwell Community Services, Inc.

Pre Med Merger - CCS recorded net income of $1,971,966 during the Pre Merger period.  Net revenues during the Pre Merger period totaled $50,861,532.  Costs of Services or direct costs related to net revenues during that period totaled $39,958,886 and were primarily comprised of Payroll and clinical supplies.  Gross profit for CCS is $10,902,646 during the Pre Merger period.

Operating expenses totaled $7,080,199 in the Pre Merger period and include Payroll and related expenses of $3,421,706; Health and Business Insurance related costs of $358,613; Consulting and Professional Fees of $281,511 and Travel and Office costs totaling $3,018,369.  CCS’ Operating Income during the Pre Merger period is $3,822,447.

Non-Operating expenses recorded by CCS total $1,839,664 during the Pre Merger period and is comprised of Depreciation and Amortization totaling $65,005 and Interest expense of $1,774,659. Tax expense recorded during the period totaled $10,817.

Post Merger and Prior to the Petition Date – CCS recorded net income of $1,443,351 during the sixteen- month period after the Med Diversified merger prior to the petition date.  Net revenues during the Post Merger period totaled $77,574,068.  Costs of Services or direct costs related to net revenues during that period total $61,243,939 and are primarily comprised of Payroll and clinical supplies.  Gross profit for CCS is $16,330,129 during the Post Merger period.

Operating expenses totaled $10,541,930 during the Post Merger Period and include Payroll and related expenses of $5,905,900; Health and Business Insurance related costs of $1,075,261; Consulting and Professional Fees of $129,208 and Travel and Office costs totaling $3,431,561.  CCS’ Operating Income since the Petition date is $5,788,199.

Non-Operating expenses recorded by CCS total $4,354,978 during the Post Merger Period and is comprised of Interest Expense of $3,921,943 and Depreciation and Amortization totaling $433,035. Miscellaneous non-operating income totaled $10,130 in the Post Merger period.

Chartwell Care Givers

Pre Med Merger - CCG recorded a net loss of $1,889,795 during the Pre Merger period.  Net revenues since the Petition date total $36,167,594.  Costs of goods sold or pharmaceutical and clinical supplies costs as well as direct labor (nursing services) related to net revenues during the Pre Merger period totaled $22,023,003. Gross profit for CCS is $14,144,591 during the period.

Operating expenses totaled $14,829,700 during the Pre Merger period and include Payroll and related expenses of $5,870,737; Health and Business Insurance related costs of $639,075; Consulting and Bankruptcy related Professional Fees of $175,357; Travel and Office costs totaling $3,380,565 and Bad Debt expense of $4,763,966.  CCG’s Operating Loss during this period was $685,109.

Non-Operating expenses recorded by CCG total $2,470,195 during the Pre Merger period and is comprised of Interest expense of $2,022,394 and Depreciation and Amortization totaling $447,801.  Miscellaneous non-operating income totaled $5,645.  The tax benefit recorded in the period was $1,259,864.

Post Merger and Prior to the Petition Date – CCG recorded a net loss of $764,767 during the sixteen- month period after the Med Diversified merger prior to the petition date.  Net revenues since the Petition date total $46,367,145.  Costs of Goods Sold (primarily nursing services, pharmaceutical and clinical supplies costs related to net revenues) for the Post Merger period totaled $28,289,540. Gross profit during this period for CCG is $18,077,695.

Operating expenses totaled $16,257,577 during the Post Merger period and include Payroll and related expenses of $6,836,590; Health and Business Insurance related costs of $1,805,071; Consulting and Professional Fees of $6,643; Travel and Office costs totaling $2,980,387 and Bad Debt expense of $4,628,886.  CCG’s Operating Income during the Post Merger period was $1,820,118.

Non-Operating expenses recorded by CCG total $2,591,446 during the Post Merger period and is comprised of Interest expense of $1,625,485 and Depreciation and Amortization totaling $953,488 and miscellaneous non-operating expenses totaling $12,473.  The tax benefit recorded in the period was $6,561.

C.            Commencement of this Chapter 11 Case

On November 27, 2002 (the “Petition Date”), the Debtors commenced their chapter 11 Cases in order to gain access to their accounts receivable, and the proceeds thereof, and to reestablish a cash flow that would enable the Debtors to continue in business and provide essential health care related services to their patients.

D.            Significant Events During the Chapter 11 Case

1.             First Day Orders Entered by the Bankruptcy Court

Shortly after the Petition Date, on December 2, 2002, the Bankruptcy Court conducted a “First Day Hearing.”  At the First Day Hearing, the Bankruptcy Court entered orders approving several motions including:

(i)            Motion for an Order Directing Joint Administration of Cases Pursuant to Fed. R. Bankr. P. 1015(b);

(ii)           Emergency Motion for Order Authorizing Debtors to Pay Certain Pre-Petition Wages, Payroll Taxes, Employee Benefits, Reimbursable Expenses and Insurance;

(iii)          Motion for Order Authorizing (1) Maintenance of Pre-Petition Bank Accounts; and (2) Continued Use of Business Forms; and

(iv)          Debtors’ Emergency Motion for Interim and Final Orders Authorizing Use of Cash Collateral.

2.             The Appointment of the Committees

The Office of the United States Trustee (the “U.S. Trustee”) thereafter appointed a committee to represent the interests of the unsecured creditors in the CCG Case.  The Official Committee of Unsecured Creditors of CCG (the “Committee”) was appointed on December 24, 2002 and includes the following members:

(i)            McKesson Drug Company;

(ii)           Medical Specialties Distributors, Inc.; and

(iii)          Healthcare Automation, Inc.

The Bankruptcy Court thereafter authorized the CCG Committee to retain Hanify & King as its counsel.

3.             The Debtors’ Use of Cash Collateral

As noted above, one of the Debtors’ “first day” motions was their Emergency Motion for Interim and Final Orders Authorizing Use of Cash Collateral, pursuant to which the Debtors sought authority from the Bankruptcy Court to use the proceeds of their accounts receivable, in which NCFE and the Bank each asserted rights and security interests, to fund the Debtors’ necessary day-to-day costs and expenses of operating their businesses under the protection of chapter 11 while pursuing their efforts to secure financing to replace that previously provided by NCFE.  Through its Order Authorizing (1) Emergency Use of Disputed Cash Under Bankruptcy Code Sections 105(a), 363(c) and 364 and Federal Rule of Bankruptcy Procedure 4001(b); and (2) Scheduling Interim and Final Hearings on Motion for Use of Disputed Cash, dated December 4, 2002, and its Order Authorizing (1) Emergency Interim Use of Disputed Cash Under Bankruptcy Code Sections 105(a), Section 363(c) and Federal Rule of Bankruptcy Procedure 4001(b); and (2) Scheduling Final Hearings on Motion for Disputed Cash, dated December 13, 2002, the Bankruptcy Court authorized the Debtors’ use of up to $3.3 million and $4.5 million, respectively, of such proceeds.  NCFE also “advanced” to Med $1 million it previously had collected on account of the Debtors’ accounts receivable.

To the extent that the “Disputed Cash” was owned by NCFE, NCFE was granted a first priority replacement lien on the Debtors’ assets in the amount of such Disputed Cash used by the Debtors.  If, on the other hand, it was thereafter determined that the Disputed Cash was not owned by NCFE, but rather only its “cash collateral”, NCFE was granted a replacement lien in such assets to secure any diminution in NCFE’s cash collateral resulting from the Debtors’ use.  In the event either such lien proved insufficient to protect NCFE’s interests, NCFE was granted so-called “super-priority” administrative claims senior in priority to the rights of other holders of administrative expense claims.  The Bank also was granted similar liens and super-priority administrative expense claims to the extent its interests were diminished by the Debtors’ use of cash collateral.  The liens and claims of NCFE and the Bank were granted the same priority, validity and perfection as existed prior to the commencement of the Debtors’ cases.  NCFE also was granted post-petition liens and super-priority administrative claim rights on account of its $1 million advance.

4.             The Debtors’ Post-Petition Factoring Arrangement With Sun Capital Health Care, Inc.

The Debtors thereafter proceeded to negotiate and finalize with Sun Capital HealthCare, Inc. (“Sun Capital”) a post-petition accounts receivable factoring arrangement to replace the financing provided by NCFE prior to the commencement of the Debtors’ chapter 11 cases.  Pursuant to the Bankruptcy Court’s Final Order (I) (A) Authorizing Entry Into Postpetition Factoring Agreement; (B) Granting Security Interests and Super Priority Administrative Expense

Treatment: and (C) Approving Factor’s Fees and Expenses; (II) (A) Authorizing Turnover of Funds to NPF Entities, (B) Authorizing Use of Cash Collateral; and (C) Granting Adequate Protection, dated December 23, 2002, the Bankruptcy Court:

(i)            Authorized the Debtors to enter into a Master Purchase and Sale Agreement with Sun Capital, pursuant to which the Debtors were authorized to sell to Sun Capital to obtain necessary financing certain of their accounts receivable not previously factored to NCFE.

(ii)           As security for the Debtors’ obligations thereunder, granted Sun Capital first priority liens on all of the Debtors’ postpetition receivables and all of their “post-cutoff date” prepetition receivables and a super-priority administrative expense claim, other than with respect to certain “Carve-Out Expenses”; and

(iii)          Granted junior liens and superpriority expense claims to NCFE and the Bank as adequate protection for any further use of their cash collateral or diminution in its value, subject to the liens and superpriority administrative expense claims granted to Sun Capital.

5.             CDSI’s Post-Petition Financing Agreement With Chartwell Home Therapies, L.P. and the Bank; Proceeds Distribution Agreement

As of the commencement of the Debtors’ chapter 11 Cases, the Bank asserted liens on, among other things, the assets of various of the eight joint partnership ventures known as the “National Centers of Excellence” or “NCOE’s”, for which Chartwell Home Therapies L.P. (“CHT”), an indirect subsidiary of Med, serves as general partner.  Med and CHT questioned the scope of the liens asserted by the Bank directly on the assets of the NCOE’s and further questioned the propriety of the filing of such liens.  Meanwhile, various of the NCOE’s withheld further distributions to the Debtors and threatened to terminate or otherwise discontinue their relationships with the Debtors if the issue was not promptly resolved.

In order to resolve those disputes, the Bank agreed to remove its liens on the NCOE’s in exchange for expanded liens on CHT and Chartwell Management Company, Inc. (“CMC”), another indirect subsidiary of Med which manages the NCOE’s, and receipt of certain funds distributed by the NCOE’s, which ordinarily would be distributed to CHT and then to Med.  The Bank’s removal of the liens on the NCOE’s and the related settlement secured the Bank’s right to the economic entitlements available to CHT, CMC and Med, without directly encumbering the assets of the NCOE’s.

Accordingly, on June 6, 2003, CHT, CMC, and the Bank entered into a Proceeds Distribution Agreement (“PDA”) which, among other things, required that distributions payable to or for the benefit of CHT and CMC be wired into accounts under the direction and control of PIBL.  After collection of designated amounts of such funds to be applied to the Debtors’ obligations to the Bank, the Bank in turn would remit the remaining balance to CHT, subject to the Bank’s lien on such funds and all other assets of CHT and CMC.  The PDA terminates by its terms upon confirmation of any plan or plans of reorganization.

Pursuant to the Emergency Motion of Debtor and Debtor in Possession for an Interim Order (A) Authorizing Post Petition Financing From Chartwell Home Therapies, L.P., (B) Scheduling A Final Hearing, and (C) Granting Certain Related Relief, dated September 2, 2003, and approved by an interim order of the Bankruptcy Court dated September 26, 2003 and a final order, dated October 10, 2003, CHT and Med entered into a Loan Agreement pursuant to which CHT agreed to advance to Med on an as-needed basis the balance of the NCOE funds remitted to CHT by the Bank, which funds were to be used by Med for its business operations.  The loans are evidenced by Notes, bear interest at 10% per annum and are due and payable 540 days from the date of any such Notes.  The loans are unsecured, entitling CHT only to assert an administrative expense claim against CDSI for any amounts due.  At present, the principal balance due on account of such Notes is $2,310,000.

6.             Progress towards Reorganization

Since the beginning of the chapter 11 Cases, the Debtors have made considerable progress toward their reorganization.  Specifically, the Debtors has accomplished the following:

a)                                Headquarters Reorganization.  During the chapter 11 Cases, the Debtors reduced their corporate headcount in Andover from 39 to 14, reducing compensation costs by approximately $5 million, or 65%.  The Debtors likewise relocated their corporate office, yielding an annual lease savings of $240,000, at a relocation cost of only $12,800.  Overall general and administrative expense reductions relating to corporate headquarters during the chapter 11 Cases aggregated approximately $11 million, or 60%.

b)                               Legal/Financial.  During the chapter 11 Cases, the Debtors effectuated the sale of Trestle’s assets for cash and assumption of liabilities aggregating $1.57 million.  Subject to higher and better offers, the sale of Resource Pharmacy’s assets is scheduled to be heard on March 12, 2004, for an aggregate purchase price, including assumption of liabilities, of more than $3.5 million.  The Debtors also secured replacement financing for Sun Capital, the costs for which resulted in an approximate savings of $ 6.4 million through January 31, 2004.

c)                                Operations

(i)                                 CCG

•                                     Negotiated new managed care agreements in Illinois with Aetna, Gentiva and Health Marketing, in Ohio with Gentiva and Ohio Health Choice, in New Jersey with

Gentiva and Amerahealth with no corresponding losses of payor contracts

•                                     Achieved positive EBITDA in 10 of 13 months following the commencement of the chapter 11 cases

•                                     While Revenue since the petition date of $32.6 million is 8% below post-petition budget, EBITDA of $1.6 million remains consistent with comparable pre-petition periods due to focus on core therapies

•                                     Added referral sources in each market

•                                     Successfully implementing electronic billing on all branches with corresponding improvement in cash collections and reduction in DSO.

(ii)                              CCS

•                                     Revenues in the post petition period of $68.8 million are consistent with budget and modestly greater than comparable pre-petition period despite reimbursement rate reductions in Texas due to budget constraints.

•                                     EBITDA of $6.3 million since the petition date is also consistent with budget and has increased 22% over comparable prepetition periods.

•                                     Staff reductions resulting from Texas Medicaid rule changes will provide annualized savings of $350,000.

•                                     Maintained company-wide DSO of 30-31 days, while implementing electronic billing of various HMO payors

•                                     Lost only 15 of 7,000 patients

•                                     No loss of full- time staff

•                                     Consistently high Texas Department of Health Services survey ratings achieved, together with “exceptional” ratings during post-petition internal billing integrity audits.

d)                               Compliance and Regulatory Affairs

•                                     Fully implemented HIPAA privacy policies

•                                     Completed company-wide privacy and security training for all Med and CDSI employees

•                                   Made all necessary SEC filings

e)                                Information Technology

•                                     Made significant progress towards conversion to electronic billing

•                                     Completed in- house upgrade of Oracle conversion, saving more than $200,000 in contracting fees

•                                     Reduced data networking costs by consolidating and re-engineering data circuits in corporate headquarters, with no network capacity loss

•                                     Reduced staff by 2 full-time employees, while maintaining level of customer field support

f)                                  Human Resources/Payroll

•                                         Reduced outside payroll costs through negotiated savings of $240,000 on the annual contract.

•                                         Reduced headcount in payroll department by 2, for an annual savings of $100,000

•                                         Reduced human resources department headcount by 2 directors and a vice president

As a result of these actions, the Debtors believe that they have positioned themselves to propose and confirm the Plan.

7.                                    Financial Performance During the Chapter 11 Cases

Chartwell Diversified Services, Inc.

CDS has recorded a cumulative loss of $1,448,464 since the Petition Date.  CDSI is a second tier holding company and accordingly has recorded no net revenues since the Petition date.  As such, CDSI’s operating loss is comprised of its operating expenses.  Operating expenses totaled $4,310,693 since the petition date and include Payroll and related expenses of $2,556,599; Health and Business Insurance related costs of $339,674; Consulting and Bankruptcy related Professional Fees of $217,401 and Travel and Office costs totaling $1,197,049.

Non-operating income and expenses recorded by CDSI is comprised of various expense items including of Interest expense of $64,478 and Depreciation and Amortization totaling $929,235.  Non-operating Income includes Overhead allocations to subsidiaries totaling $3,938,990.

Chartwell Community Services, Inc.

CCS has recorded a cumulative net loss of $7,965,122 since the Petition Date.  Net revenues since the Petition date total $68,795,415.  Costs of Services or direct costs related to net revenues since the petition date total $54,601,194 and are comprised of Payroll and related expenses of $51,491,410; Health insurance costs of $402,2114 and Clinical supplies and other direct expenses of $2,727,570.  Gross profit for CCS is $14,194,221 since the Petition date.

Operating expenses totaled $7,868,444 since the petition date and include Payroll and related expenses of $3,835,028; Health and Business Insurance related costs of $1,042,879; Consulting and Bankruptcy related Professional Fees of $173,798 and Travel and Office costs totaling $2,682,034.  CCS’ Operating Income since the Petition date is $6,325,777.

Non-Operating expenses recorded by CCS total $14,289,126 since the Petition Date and is comprised of GAAP impairment expenses associated with Intangible Assets of $11,020,000; Depreciation and Amortization totaling $175,600 and Corporate Overhead expense allocation totaling $3,093,526.

Chartwell Care Givers

CCG has recorded a cumulative net loss of $31,057,468 since the Petition Date.  Net revenues since the Petition date total $32,644,988.  Costs of Goods Sold or pharmaceutical and clinical supplies costs related to net revenues since the petition date total $13,112,693. Gross profit for CCS is $19,532,295 since the Petition date.

Operating expenses totaled $18,342,225 since the petition date and include Payroll and related expenses of $11,127,839; Health and Business Insurance related costs of $1,777,745; Consulting and Bankruptcy related Professional Fees of $634,086 and Travel, Bad Debt and Office costs totaling $4,802,555.  CCG’s Operating Income since the Petition date is $1,190,070.

Non-Operating expenses recorded by CCG total $32,247,538 since the Petition Date and is comprised of GAAP impairment expenses associated with Intangible Assets of $29,774,000; Interest Expense of $1,011,258; Depreciation and Amortization totaling $856,191 and Corporate Overhead expense allocation totaling $1,471,578.  Non Operating income includes accounting gains resulting from the bankruptcy totaling 865,489.

8.             Significant Litigation Matters

As of the commencement of the chapter 11 Cases, the Debtors were parties to a variety of suits, many of which involved claims against the Debtors which will be resolved as part of the claims resolution process without the need for further litigation.  Certain of the suits pending as of the filing of the chapter 11 Cases, as well as others commenced by the Debtors since then, involve claims by the Debtors against third parties which may yield recoveries available to fund the Plan and the distributions thereunder.  Following is a brief summary of those matters:

(a)           National Century Financial Enterprises, Inc., National Premier Financial Services, Inc., NPF VI, Inc., NPF X, Inc., NPF XII, Inc., NPF Capital, Inc.

On May 20, 2003, Med, CDSI, CCG, CCS, and Resource Pharmacy, filed a lawsuit against NCFE and five legal affiliates of NCFE in the Bankruptcy Court (Med Diversified, Inc.; Chartwell Diversified Services, Inc.; Chartwell Care Givers, Inc.; Chartwell Community Services, Inc.; and Resource Pharmacy, Inc. v. National Century Financial Enterprises, Inc.; National Premier Financial Services, Inc.; NPF, VI, Inc.; NPF X, Inc.; NPF XII, Inc.; NPF Capital, Inc.; United States Bankruptcy Court for the Eastern District of New York, Adversary Proceeding No. 1-03-01320).  The Debtors contend that the Defendants engaged in a course of conduct, whereby they fraudulently promised attractive returns to investors.  The Debtors believe that the Defendants diverted investments and concealed the scheme by fraudulently manipulating the use of new investments.  Med believes that the Defendants used the Debtors as an instrumentality to further this fraudulent conduct, harming the Debtors’ estates.  The Debtors also brought causes of action under theories of unjust enrichment and fraud.

There are certain claims against Med arising from transfers of funds from the Defendants to Med, including the Defendants’ purported secured and unsecured loans, purchases of receivables and other advances.  Med seeks to recharacterize these claims as equity interests, and to the extent that such claims are recharacterized as equity interests, the Debtors seek to subordinate those interests to those of the other equity holders.  Further, the Debtors seek turnover of overfunded reserves and accrued subservicing fees by certain of the Defendants and recovery for breach of certain sales and subservicing agreements between the Defendants.  The Debtors also seek recovery for the Defendants’ breach of commitments in connection with a bond initiative sponsored by PIBL, as well as breach of the preferred provider agreements, entered into between NCFE and the Debtors in February 2000.  The Debtors also seek recovery of fraudulent transfers.

(b)           CCG Committee Objection to the Bank’s Claims

On July 3, 2003, the CCG Committee filed a lawsuit and objection to claims against the Bank in the Bankruptcy Court (Official Committee of Unsecured Creditors of Chartwell Care Givers, Inc. v. Private Investment Bank Limited, United States Bankruptcy Court for the Eastern District of New York, Adversary Proceeding No. 03-8296).  The lawsuit contains four counts against the Bank as follows: 1) avoidance of claims and transfers pursuant to 11 U.S.C. § 548; 2) avoidance of claims and transfers pursuant to 11 U.S.C. § 544 and New York debtor and creditor law; 3) declaratory judgment that the Bank’s claims against CCG are non-recourse; and 4) objection to claims.  Through the lawsuit and objection to claims, the CCG Committee alleges that CCG and other subsidiaries of Med, did not receive anything of value in exchange for the grant of collateral to the Bank, and did not receive reasonably equivalent value in exchange for the liens and claims asserted by the Bank.

The Bank answer was scheduled, by the Bankruptcy Court, to be due on August 6, 2003.  On or about October 6, 2003, the Bankruptcy Court entered the Stipulated Order Allowing the Debtors Request for an Extension of the Exclusivity Periods and Allowing the Motion by Official Committee of Unsecured Creditors for Chartwell Care Givers, Inc. to Commence and

Prosecute Litigation Against Private Investment Bank Limited and Others.  In accordance with the foregoing stipulation, the Bank timely filed an answer to the complaint on November 5, 2003.  Discovery was proceeding in this matter and a pretrial conference was scheduled for April 14, 2004, with a trial scheduled to commence no later than July 1, 2004.  On February 27, 2004, the CCG Committee filed the Motion for Extension of Discovery Deadlines and Continuance of Dates for Pretrial Conference and Trial.  Through the foregoing motion, the CCG Committee requests a continuance of the discovery, pretrial and trial dates due to a settlement reached by and between the CCG Committee and the Bank, and the CCG Committee’s desire to avoid potentially incurring unnecessary costs to complete discovery and prepare for litigation in the event the Bank successfully sponsors a plan of reorganization.  The CCG Committee’s motion to continue the various dates is scheduled to be heard before the Bankruptcy Court on March 12, 2004.

(c)           The Settlement By and Among the Bank, NCFE and the CCG Committee

In February, 2004, the Bank and NCFE, with its jointly administered debtor affiliates (the “NCFE Debtors”), entered into a Settlement Agreement and Release (the “Bank/NCFE Settlement Agreement”).

In the Bank/NCFE Settlement Agreement, the NCFE Debtors assign to the Bank all of their rights and interests in and to its claims against and interests in, among others, the Debtors and certain of Med’s non-debtor subsidiaries; provided, however, that the NCFE Debtors do not transfer their interests in and claims to a certain escrow account maintained by Sun Capital (the “Sun Capital Escrow Account”).  A condition precedent to this assignment is that the Debtors and the Med Committee release: (1) all claims that the Debtors may have against TLC; (2) all claims that the Debtors may have against the NCFE Debtors and (3)  all claims that the Debtors may have against a certain escrow account maintained by Sun Capital Escrow Account.  To the extent that these conditions precedent are not satisfied and are waived by the NCFE Debtors then the Bank agrees to pay to the NCFE Debtors any proceeds of any recovery by the Bank on claims which the NCFE Debtors have assigned to the Bank in an amount equal to the amount by which the NCFE Debtors’ claims against the TLC estate are diminished by the failure of these conditions precedent.

In the Bank/NCFE Settlement Agreement, the Bank assigns to the NCFE Debtors all of its rights and interests in and to its claims against and interests in the TLC Debtors.  A condition precedent to this assignment is that TLC Debtors and the official committee of unsecured creditors in the TLC Debtors bankruptcy cases release all claims that TLC may have against, among others: (1) the Debtors and certain of Med’s non-debtor subsidiaries; and (2) the Bank.  To the extent that these conditions precedent are not satisfied and are waived by the Bank, then the NCFE Debtors agree to pay to the Bank any proceeds of any recovery by the NCFE Debtors on claims which the Bank has assigned to the NCFE Debtors in an amount equal to the amount by which the Bank’s claims against the Debtors’ estates are diminished by the failure of these conditions precedent.

With respect to the Sun Capital Escrow Account: (1) the cash amount of $400,000 is to be paid to PIBL; and (2) the remainder of the Sun Escrow Account is to be transferred to the NCFE Debtors.

In February, 2004, the Bank and the CCG Committee entered into a term sheet  (the “Bank/CCG Committee Settlement Agreement”).  Under the Bank/CCG Settlement Agreement, the Bank agreed to the terms of a plan of reorganization.  Under the Bank/CCG Settlement Agreement, general unsecured creditors of CCG will be the beneficiaries of a note in the face amount of $1.8 million, payable over one year at a rate of six per cent (6%), on a two year amortization schedule.  This note will be secured by a first priority blanket lien on all of the assets, subject certain working capital financing.  Further, if the Med general unsecured creditors collectively receive more than $1.8 million on account of their claims, then CCG’s general unsecured creditors will receive a like amount in excess of $ 1.8 million, with a cap of $550,000 on such excess.

9.             Appointment of the Facilitator

Throughout these chapter 11 Cases, the Debtors have endeavored to reach an amicable resolution through a consensual plan of reorganization that is in the best interests of the Debtors’ various creditor constituencies and that maximized their recoveries under any such plan.  Such a resolution proved difficult, however, because of the nature and extent of the competing claims of those creditor constituencies and the difficulties in achieving any consensual resolution.  The Bank and NCFE both asserted secured claims encumbering all of the Debtors’ assets.  The CCG Committee and the Med Committee threatened or asserted a variety of challenges to the claims of the Bank and, as discussed above, the Debtors commenced an adversary proceeding against NCFE asserting a wide range of claims and defenses to NCFE’s claims and seeking to subordinate such claims to the claims of other creditors of the Debtors and/or to recharacterize such claims, in whole or in part, as equity.  Meanwhile, the chapter 11 Cases languished, with the possibility that resolution of the chapter 11 Cases would have to await the resolution of extensive and protracted litigation.  In the meantime, certain of the Debtors’ creditor constituencies advocated the sale of all or substantially all of the Debtors’ assets in lieu of a plan of reorganization.

Pursuant to Section 1121 of the Bankruptcy Code, the Debtors held the exclusive right to file a plan or plans of reorganization for a period 120 days following the commencement of the chapter 11 Cases and, upon filing any such plan or plans, an additional 60 days exclusive period to solicit acceptances of any such plan or plans (the “Exclusivity Periods”).  The Bankruptcy Court, however, has the right for cause shown to extend the Debtors’ Exclusivity Periods.  Throughout these cases, the Bankruptcy Court has granted the Debtors a variety of extensions of the Exclusivity Periods, the most recent of which expires on March 8, 2004.

In connection with the Debtors’ third motion to extend the Exclusivity Periods, certain of the Debtors’ creditor constituencies opposed any such extension and sought instead to initiate a process for the sale of all or substantially all of the Debtors’ assets.  As a result, the Bankruptcy Court, on October 3, 2003, entered its Order Appointing Facilitator Under 11 U.S.C. §105.  Pursuant to that order, the Court appointed James L. Garrity, Jr. as a Facilitator in the cases of TLC and the Debtors “to facilitate the process of obtaining proposals for the purchase of the businesses and assets of the Med Debtors and the TLC Debtors ... under 11 U.S.C. §363 or under a chapter 11 plan. “  Among other things, the order also granted the Facilitator authority to direct the process of providing due diligence information to prospective purchasers and plan proponents, determine what due diligence information the Debtors should provide and ensure access to such due diligence information.

10.          The Sale Process

After his appointment, the Facilitator engaged in numerous communications with representatives of the Debtors, the TLC Debtors, the CCG Committee, the Med Committee, the Official Committee of Unsecured Creditors of TLC (the “TLC Committee”), the Bank and NCFE with respect to the process for soliciting proposals for the purchase and sale of the Debtors’ and the TLC Debtors’ businesses and/or assets and/or the funding of a plan or plans of reorganization.  The same parties likewise appeared at a telephonic hearing before the Bankruptcy Court on October 22, 2003, which resulted in the parties’ submission of an Order Establishing Deadlines Regarding Sale and Plan Process and Extending Exclusivity Periods Pursuant to 11 U.S.C. §1121 (the “Procedures Order”).  The Procedures Order was entered by the Bankruptcy Court on November 7, 2003 and provided, among other things, as follows:

(i)            Due diligence by parties interested in submitting an offer to purchase any or all of the TLC Debtors’ or Med Debtors’ assets or businesses and/or fund a plan or plans of reorganization for any of the Debtors and wishing to be considered as a so-called “Stalking Horse Bid” was to be completed by 5:00 pm. on November 21, 2003.

(ii)           Written offers were to be submitted by 5:00 p.m. on November 25, 2003, which offers were to be shared with the legal and financial advisors of the Bank, NCFE, the CCG Committee, the Med Committee and the TLC Committee (collectively, the “Oversight Committee”).

(iii)          Two in-person meetings and weekly conference calls were to take place among the Facilitator, the Med and TLC Debtors and the Oversight Committee to discuss the sale process and to discuss any and all bids and the selection of one or more Stalking Horse Bids.

(iv)          Subject to the input and agreement of the Oversight Committee, the Debtors, on or before December 10, 2003 could select one or more parties submitting an offer to finalize one or more Staking Horse Bids.  In the event the Debtors and the Oversight Committee could not reach agreement, the Facilitator could make the selection.  However the Procedures Order also provided that the Debtors, the Oversight Committee and the Facilitator also could agree not to select a Stalking Horse Bid from the offers submitted.

Pursuant to the Procedures Order, in tandem with the Facilitator and under the oversight of the Oversight Committee, the Debtors actively solicited offers to purchase any or all of their assets or to fund a plan or plans of reorganization.  In addition to any person or entity who had previously expressed an interest, the Debtors identified others that they thought might have an interest and solicited additional suggestions from the Oversight Committee.  As a result, the Debtors sent written solicitations of offers to more than 30 entities.

As a result of the foregoing, the Debtors received various expressions of interest and, after further due diligence by some of those interested parties, offers of Stalking Horse Bids for various of the Debtors’ assets and equity interests.  Upon reviewing those bids and consultation with the Oversight Committee, however, the Debtors and the Oversight Committee unanimously concluded that all of the bids were insufficient and, therefore, elected not to select any stalking horse bidder or bidders pursuant to the Procedures Order.

Nevertheless, the Debtors, the Oversight Committee and the Facilitator elected to continue their efforts to secure higher bids in an amount sufficient to serve as stalking horse bids in an auction sale process.  At the conclusion of those efforts, with the support of members of the Oversight Committee other than the Bank, the Debtors executed non-binding letters of intent with U.S. Health Services Corporation (“US Health”) and Chartwell Acquisition, LLC (“Chartwell Acquisition”).

The terms of the proposed sales to US Health are described in detail in the Motion of Chartwell Diversified Services, Inc. for Entry of Order (A) Authorizing and Approving Equity Purchase Agreements With U.S. Health Services Corporation, and (B) Authorizing And Approving (1) Sale Of Equity Interests Free and Clear Of Liens, Claims and Encumbrances, (2) Assumption and Assignment of a Certain Limited Partnership Agreement, and (3) Consummation of Transactions and the purchase agreements attached thereto, which were filed with the Bankruptcy Court on February 19, 2004.  By way of brief summary, US Health proposes to purchase the Debtors’ equity interests in the NCOE’s for a purchase price of up to $13 million, $12 million of which is payable in cash on the closing date and the balance payable pursuant to a note payable in 18 months without interest.  The note, however, is subject to setoff or recoupment by US Health in an amount not to exceed $800,000 on account of any valid indemnification claims which might arise during that 18 month period.

The terms of the proposed sale to Chartwell Acquisition are described in detail in the Motion of Med Diversified, Inc., Chartwell Care Givers, Inc. and Chartwell Community Services, Inc. for Entry of Orders (A) Authorizing and Approving Purchase Agreement With Chartwell Home Services Acquisition LLC, and (B) Authorizing and Approving (1) Sale of the Equity Interest of Chartwell Diversified Services, Inc. Free and Clear of All Liens, Claims and Encumbrances, (2) Assumption of Certain Executory Contracts and Unexpired Leases by Seller, (3) Retention by Seller of All Liabilities Except for Certain Scheduled Liabilities, and (4) Consummation Of Transactions and the purchase agreement attached thereto, which were filed with the Bankruptcy Court on February 19, 2004.  By way of brief summary, Chartwell Acquisition proposes to purchase CDSI’s equity interest in CCG and CCS, excluding any interest in the NCOE’s, and to purchase all of the outstanding common stock and specified assets of CCG and CCS for an aggregate purchase price of $11,200,001, while assuming only specified “continuing liabilities”, consisting of up to $2.1 due and owing to Sun Capital, and Normal Business Liabilities (“NBL”), Employee Benefit Liabilities (“EBL”) and Insurance Overpayments (“IOP”) in an amount not to exceed $7,500,000.  Allocated as between CCG and CCS, Chartwell Acquisition proposes to pay $3,200,000 and assume up to $3,100,000 of NBL,

EBL and IOP with respect to CCG and to pay $8,000,000 and assume up to $4,400,000 of NBL, EBL and IOP with respect to CCS.

11.                               The Competing Plan Process

Meanwhile, after the Debtors had undertaken to proceed to finalize the sale agreements and seek approval of those sales, the Bank, NCFE and the CCG Committee all reached agreements for a consensual reorganization of the Debtors upon the terms embodied in the Plan.  On February 4, 2004, the Bankruptcy Court entered its Order Scheduling Hearings and Fixing Deadlines.  In that order, among other things, the Bankruptcy Court:

(i)                                     Ordered the Debtors or the Med Committee to submit the agreement for the sale of the NCOE’s to US Health and notice it for hearing at 10:00 a.m. on March 12, 2004;

(ii)                                  Ordered the Debtors to file this Disclosure Statement and Plan by 4:00 p.m. on March 5, 2004;

(iii)                               Scheduled the hearing on the adequacy of such Disclosure Statement for April 2, 2004 at 10:00 a.m.; and

(iv)                              Scheduled the hearing on confirmation of the Plan for April 30, 2004 at 10:00 a.m.

The chapter 11 Cases thus have proceeded on a “dual track” while competing higher and better counter offers are solicited.  The Plan, however, does not contemplate any such sale.  To the contrary, it is premised upon the reorganization of the Debtors’ businesses, without any such sale, and can only be consummated if the proposed sales are not approved.

II.                                     ASSETS AND LIABILITIES OF THE DEBTORS’ ESTATES

The balance sheets of CDSI, CCG and CCS are attached hereto as Exhibits C, D and E respectively.

III.                                 SUMMARY OF THE PLAN OF REORGANIZATION

THIS SECTION PROVIDES A SUMMARY OF THE STRUCTURE, CLASSIFICATION, TREATMENT, AND IMPLEMENTATION OF THE PLAN, AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE PLAN, WHICH ACCOMPANIES THIS DISCLOSURE STATEMENT AS EXHIBIT A.

THE STATEMENTS CONTAINED IN THIS DISCLOSURE STATEMENT INCLUDE SUMMARIES OF THE PROVISIONS CONTAINED IN THE PLAN AND IN DOCUMENTS REFERRED TO IN THE PLAN.  THE STATEMENTS CONTAINED IN THIS DISCLOSURE STATEMENT DO NOT PURPORT TO BE PRECISE OR COMPLETE STATEMENTS OF ALL THE TERMS AND PROVISIONS OF THE PLAN OR DOCUMENTS REFERRED TO IN THE PLAN, AND REFERENCE IS MADE TO

THE PLAN AND TO SUCH DOCUMENTS FOR THE FULL AND COMPLETE STATEMENTS OF SUCH TERMS AND PROVISIONS.

THE PLAN ITSELF AND THE DOCUMENTS REFERRED TO IN THE PLAN, WHICH ARE OR WILL HAVE BEEN FILED WITH THE CLERK OF THE BANKRUPTCY COURT, WILL CONTROL THE TREATMENT OF CLAIMS AND EQUITY INTERESTS UNDER THE PLAN AND WILL, UPON THE EFFECTIVE DATE, BE BINDING UPON HOLDERS OF CLAIMS AGAINST, OR EQUITY INTERESTS IN, THE DEBTORS, AND OTHER PARTIES IN INTEREST.

A.                                    Classification and Treatment of Claims and Interests

Under the Plan, Claims against, and Interests in, the Debtors are divided into “Classes of Claims” or “Classes” according to their relative priority and other criteria.  Though the Plan is divided into Classes, the Plan does not seek to allow any Claim, any particular holder of a Claim’s entitlement to distributions under the Plan, or, other than for voting purposes, a holder of a Claim’s entitlement to qualify for a particular Class.

Section 1123 of the Bankruptcy Code requires that a plan of reorganization classify the claims of a debtor’s creditors (other than certain claims, including expenses of administration and taxes) and the interests of its equity holders.  The Bankruptcy Code also provides that, except for certain claims classified for administrative convenience, a plan of reorganization may place a claim of a creditor or an interest of an equity holder in a particular class only if such a claim or interest is substantially similar to the other claims or interests of such class.  The Plan does not classify expenses of administration and priority taxes.

The Debtors believe that they have classified or not classified all Claims and Interests in compliance with the requirements of Section 1123 of the Bankruptcy Code.  If a holder of a Claim or Interest challenges such classification of Claims or Interests and the Bankruptcy Court finds that a different classification is required for the Plan to be confirmed, then the Debtors, to the extent permitted by the Bankruptcy Court, intend to make such reasonable modifications to the classifications of Claims or Interests under the Plan to provide for whatever classification might be required by the Bankruptcy Court for confirmation.  EXCEPT TO THE EXTENT THAT SUCH MODIFICATION OR CLASSIFICATION ADVERSELY AFFECTS THE TREATMENT OF A HOLDER OF A CLAIM OR INTEREST AND REQUIRES RE-SOLICITATION, ACCEPTANCE OF THE PLAN BY ANY HOLDER OF A CLAIM PURSUANT TO THIS SOLICITATION WILL BE DEEMED TO BE A CONSENT TO THE PLAN’S TREATMENT OF SUCH HOLDER REGARDLESS OF THE CLASS TO WHICH SUCH HOLDER IS ULTIMATELY DEEMED TO BE A MEMBER.

The Bankruptcy Code also requires that a plan of reorganization provide the same treatment for each Claim or Interest in a Class unless the holder of a particular Claim or Interest agrees to less favorable treatment of its Claim or Interest.  The Debtors believe that they have complied with such standard.  If the Bankruptcy Court finds otherwise, then it could deny confirmation of the Plan if the holders of affected Claims do not consent to the treatment afforded them under the Plan.

The Plan divides Claims and Interests into 38 Classes.  Administrative Expense Claims and Priority Tax Claims have not been classified and are excluded from the Plan’s Classes in accordance with Section 1123(a)(1) of the Bankruptcy Code.  A Claim or Interest is included in a particular Class only to the extent that such Claim or Interest fits within the description of that Class and, unless otherwise set forth in the Plan, is included in a different Class to the extent that any remainder of such Claim or Interest fits within the description of such different Class.  A Claim or Interest is included in a particular Class only to the extent that such Claim is Allowed in that Class and has not and will not be paid prior to the Effective Date.

B.                                    Treatment of Unclassified Administrative Expense Claims and Priority Tax Claims

1.                                      Administrative Expense Claims

Subject to the bar date provisions of section II.B of the Plan, on the later of the Effective Date, or as soon thereafter as assets become available, or the date on which the Administrative Claim is allowed, the Debtors or the Reorganized Debtors, as applicable, will pay to each Creditor holding an Allowed Administrative Claim (other than the CHT Administrative Claims), unless that Creditor agrees to different treatment, Cash equal to the unpaid portion of such Allowed Administrative Claim; provided, however, that Allowed Administrative Claims representing obligations incurred in the ordinary course of business of the Debtors (other than the CHT Administrative Claims) shall be paid in full and performed by the Debtors or the Reorganized Debtors, as applicable, in accordance with the terms and conditions of the particular transactions and any applicable agreements.  United States Trustee quarterly fees will be paid in accordance with 28 U.S.C. § 1930(a)(6).  The source of funds for payment of Allowed Administrative Claims shall be the Debtors’ Cash and the Administrative Claims Fund.

The CHT Administrative Claims, in which the Bank holds a first priority security interest, shall be deemed satisfied through the treatment of the Bank’s Claims and the NCFE Entities’ Claims (which have been assigned to the Bank) under the Plan, and the CHT Administrative Claims shall be canceled as of the Effective Date.

The Debtors have paid most, if not all, of the Debtors’ obligations incurred in the normal course of business since commencement of the chapter 11 Cases as such obligations became due in the ordinary course of business, other than for Professional fees.  Therefore, the bulk of the unpaid Administrative Claims are Professional fees.

2.                                      Bar Date for Administrative Claims

All applications for compensation of Professionals for services rendered and for reimbursement of expenses incurred on or before the Confirmation Date, and any other request for compensation by any Entity for making a substantial contribution in the Cases, and all other requests for payment of Administrative Claims incurred before the Confirmation Date under sections 507(a)(1) or 503(b) of the Code (except only for Claims under 28 U.S.C. § 1930) shall be filed no later than thirty (30) days after the Confirmation Date.  Any such Claim not filed within this deadline shall be forever barred and the Debtors and the Reorganized Debtors shall be discharged of any obligation on such Claim; and any Creditor who is required to file a request for payment of such Claim and who does not file such request by the applicable bar date shall be forever barred from asserting such Claim against the Estates, the Reorganized Debtors, the Creditors’ Trusts, the Litigation Trust, or any of their respective properties.  The Allowed Administrative Claims of Professionals shall be paid in accordance with section 1129(a)(9)(A) of the Code by the Debtors or the Reorganized Debtors, as applicable.  Any objections to Administrative Claims must be filed by the later of (i) thirty (30) days after the Confirmation Date, or (ii) twenty (20) days following a request for allowance of such Administrative Claim pursuant to this paragraph.  If an objection to an Administrative Claim is not timely filed in accordance with this paragraph, such Administrative Claim shall be deemed to be an Allowed Claim.

Any Claim arising on or after the Confirmation Date shall be asserted against the Reorganized Debtors, the Creditors’ Trusts, or the Litigation Trust, as applicable, and shall not be dealt with under the Plan.

3.                                      Allowed Tax Claims

Unless the holder of such a Claim agrees otherwise, the Reorganized Debtors shall pay each holder of an Allowed Tax Claim against the Estates deferred Cash payments of a value, as of the Effective Date, equal to such Allowed Tax Claim.  The Reorganized Debtors shall pay interest on Allowed Tax Claims at the rate set forth in 26 U.S.C. § 6621 existing on the Confirmation Date (estimated to be 4.6% per annum).  Such deferred Cash payments shall fully amortize each Allowed Tax Claim, with interest, over a period not to exceed six (6) years from the date of assessment of such Allowed Tax Claim.  Interest shall begin to accrue on the outstanding amount of each such Claim as of the Effective Date and shall continue until each such Claim is paid in full.

In the Schedules and Statements filed by the Debtors with the Bankruptcy Court, the Debtors scheduled aggregate priority tax claims against CDSI, CCG, and CCS of $727.  On or before the April 21, 2003 deadline for filing such claims fixed by the Bankruptcy Court (the “Bar Date”), an aggregate of $3,605,727 of claims were filed against the Debtors.  While the Debtors have not yet undertaken a detailed review of such claims, the Debtors believe that Allowed Tax Claims will not exceed $7,528.

C.                                    Classes of Claims and Equity Interests

The 35 classes into which Claims and Interests are divided under the Plan are as follows:

Class A-1.1	Secured Claims of the Bank against CDSI	Impaired

Class A-1.2	Secured Claims of the NCFE Entities against CDSI	Impaired

Class A-1.3	Secured Claims of AIG against CDSI	Unimpaired

Class A-1.4	Secured Claims of Sun Capital against CDSI	Unimpaired

Class A-1.5	Other Secured Claims against CDSI	Unimpaired

Class A-2	Priority Claims against CDSI	Unimpaired

Class A-3	Unsecured Personal Injury Claims against CDSI	Impaired

Class A-4	Other Unsecured Claims against CDSI	Impaired

Class A-5	Unsecured Convenience Class Claims against CDSI	Unimpaired

Class A-6	Subordinated Claims against CDSI	Impaired

Class A-7	Inter-Debtor Claims against CDSI	Impaired

Class A-8	Interests in CDSI	Impaired

Class B-1.1	Secured Claims of the Bank against CCG	Impaired

Class B-1.2	Secured Claims of the NCFE Entities against CCG	Impaired

Class B-1.3	Secured Claims of CMS against CCG	Unimpaired

Class B-1.4	Secured Claims of Sun Capital against CCG	Unimpaired

Class B-1.5	Other Secured Claims against CCG	Unimpaired

Class B-2	Priority Claims against CCG	Unimpaired

Class B-3	Unsecured Personal Injury Claims against CCG	Impaired

Class B-4	Other Unsecured Claims against CCG	Impaired

Class B-5	Unsecured Convenience Class Claims against CCG	Unimpaired

Class B-6	Subordinated Claims against CCG	Impaired

Class B-7	Inter-Debtor Claims against CCG	Impaired

Class B-8	Interests in CCG	Impaired

Class C-1.1	Secured Claims of the Bank against CCS	Impaired

Class C-1.2	Secured Claims of the NCFE Entities against CCS	Impaired

Class C-1.3	Secured Claims of Carrollton-Farmers Branch Independent School District against CCS	Unimpaired

Class C-1.4	Secured Claims of Weingarten Realty Investors against CCS	Unimpaired

Class C-1.5	Secured Claims of Low/Fifty

	Construction against CCS	Unimpaired

Class C-1.6	Secured Claims of Sun Capital	Unimpaired

Class C-1.7	Other Secured Claims against CCS	Unimpaired

Class C-2	Priority Claims against CCS	Unimpaired

Class C-3	Unsecured Personal Injury Claims against CCS	Impaired

Class C-4	Other Unsecured Claims against CCS	Impaired

Class C-5	Unsecured Convenience Class Claims against CCS	Unimpaired

Class C-6	Subordinated Claims against CCS	Impaired

Class C-7	Inter-Debtor Claims against CCS	Impaired

Class C-8	Interests in CCS	Impaired

Unless otherwise specifically provided for in the Plan, the Confirmation Order, other Bankruptcy Court orders or required by applicable bankruptcy law, interest shall not accrue on Claims, and no holder of a Claim shall be entitled to interest accruing on or after the Petition Date on account of any Claim.  Interest also shall not accrue or be paid on any Claim in respect of the period from the Petition Date to the date a Disputed Claim becomes an Allowed Claim.

The treatment of Claims and Interests under the Plan depends on the Class of such Claim or Interest and whether and to what extent such Claims or Interests are Allowed.  The Claims and Interests in each Class and the treatment of such Allowed Claims and Allowed Interests are described below.

Treatment of CDSI Claims and Interests

1.                                      Class A-1.1 Claims of the Bank

Class A-1.1 is impaired.  If the Med Plan is confirmed providing that the Bank, or an Entity designated by the Bank, will receive 100% of the stock in CDSI on the effective date of the Med Plan, then on the Effective Date, all existing stock of CDSI shall be deemed canceled, except for any shares of common stock owned by Med.  Accordingly, the Bank will indirectly receive the benefit of the preserved CDSI common stock through its claims against Med and treatment under the Med Plan.  If such a Med Plan is not so confirmed, then all existing common stock of CDSI shall be deemed canceled and New CDSI Common Stock shall be issued to the Bank, or an Entity designated by the Bank, in satisfaction of its Allowed Claims in Class A-1.1.

In addition to the treatment provided above, the Bank will receive any net recoveries obtained by the Litigation Trust on account of the Litigation Trust Claims, after the CCG Note, the CDSI Note, the CCS Note, and the Med Note have been repaid.  The Bank also will indirectly receive the value of the existing common stock of CCG and CCS that is owned by CDSI, which will be preserved under the Plan.

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class A-1.1, and any such Claims shall be deemed canceled as of the Effective Date.  The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date.  The Confirmation Order shall be deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

2.                                      Class A-1.2 Claims of the NCFE Entities

Class A-1.2 is impaired.  The Claims of the NCFE Entities have been assigned to the Bank.  As a result, if the Med Plan is confirmed providing that the Bank, or an Entity designated by the Bank, will receive 100% of the stock in CDSI on the effective date of the Med Plan, then on the Effective Date, all existing stock of CDSI shall be deemed canceled, except for any shares of common stock owned by Med.  Accordingly, the Bank will indirectly receive the benefit of the preserved CDSI common stock through its claims against Med and treatment under the Med Plan.  If such a Med Plan is not so confirmed, then all existing common stock of CDSI shall be deemed canceled and New CDSI Common Stock shall be issued to the Bank, or an Entity designated by the Bank, in satisfaction of its Allowed Claims in Class A-1.1.

In addition to the treatment provided above, the Bank will receive any net recoveries obtained by the Litigation Trust on account of the Litigation Trust Claims, after the CCG Note, the CDSI Note, the CCS Note, and the Med Note have been repaid.  The Bank also will indirectly receive the value of the existing common stock of CCG and CCS that is owned by CDSI, which will be preserved under the Plan.

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class A-1.2, and any such Claims shall be deemed canceled as of the Effective Date.  The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date.  The Confirmation Order shall be deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

3.                                      Class A-1.3 Claims of AIG

Class A-1.3 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class A-1.3 agrees to a different treatment, each holder of an Allowed Secured Claim in Class A-1.3 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class A-1.3 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class A-1.3 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class A-4.

4.                                      Class A-1.4 Claims of Sun Capital

Class A-1.4 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class A-1.4 agrees to a different treatment, each holder of an Allowed Secured Claim in Class A-1.4 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class A-1.4 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class A-1.4 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class A-4.

5.                                      Class A-1.5 Claims of Other Secured Creditors

Class A-1.5 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class A-1.5 agrees to a different treatment, each holder of an Allowed Secured Claim in Class A-1.5 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class A-1.5 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class A-1.5 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class A-4.

6.                                      Class A-2 Priority Claims

Class A-2 is unimpaired.  Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Priority Claim in Class A-2 the principal amount of such Allowed Claim, without interest.

7.                                      Class A-3 Unsecured Personal Injury Claims

Class A-3 is impaired.  Holders of Claims in Class A-3 shall not receive any distribution under the Plan.  However, the holders of Claims in Class A-3 may continue to prosecute claims against the Debtors in name only, and shall be limited to enforcing any judgment obtained against the Debtors in accordance with applicable non-bankruptcy law only against insurers that issued any Insurance Policy to the Debtors intended to cover the liability asserted by the holders of such Claims, or the proceeds of such Insurance Policy, and may not enforce such judgment against the Debtors, the Reorganized Debtors, the Creditors’ Trusts, or the Litigation Trust.

8.                                      Class A-4 Other Unsecured Claims

Class A-4 is impaired.  The holders of Allowed Claims in Class A-4 shall receive periodic payments from the CDSI Creditors’ Trust, as and when determined by the CDSI Creditors’ Trust Trustee in accordance with and as provided by the CDSI Creditors’ Trust Agreement.  Each holder of an Allowed Claim in Class A-4 shall receive the lesser of: (a) an amount equal to such Creditor’s Allowed Claim in Class A-4, or (b) such Creditor’s Pro Rata share of the available sum of monies to be distributed to all holders of Allowed Claims in Class A-4 by the CDSI Creditors’ Trust.

The payments to be made to the CDSI Creditors’ Trust by the Reorganized Debtors pursuant to the CDSI Note shall be the sole source of distributions to holders of Allowed Claims in Class A-4.

Any Claims of the Bank or the NCFE Entities in Class A-4 shall be deemed satisfied by the treatment provided to the Bank on account of Claims in Classes A-1.1 and A-1.2.  Neither the Bank nor the NCFE Entities (or their assignees) shall receive any other distributions on account of their Class A-4 Claims.

9.                                      Class A-5 Unsecured Convenience Class Claims

Class A-5 is unimpaired.  Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Convenience Class Claim in Class A-5 the principal amount of such Allowed Claim, without interest.

10.                               Class A-6 Subordinated Claims

Class A-6 is impaired.  Holders of Allowed Subordinated Claims in Class A-6 will receive no distribution under the Plan on account of such Claims.

11.                               Class A-7 Inter-Debtor Claims

Class A-7 is impaired.  Holders of Allowed Claims in Class A-7 will receive no distribution under the Plan on account of such Claims.

12.                               Class A-8 Interests

Class A-8 is impaired.  If the Med Plan is confirmed, providing that the Bank, or an Entity designated by the Bank, will receive 100% of the stock of CDSI on the effective date of the Med Plan, then the Class A-8 Interests in CDSI, except for those interests owned by Med, shall be deemed canceled on the Effective Date without payment of monies or other consideration on account of such Interests.  If such a Med Plan is not so confirmed, then the Class A-8 Interests in CDSI shall be deemed canceled on the Effective Date without the payment of monies or other consideration on account of such Interests (and the New CDSI Common Stock shall be issued to the Bank, or its designee, pursuant to the Plan).

Treatment of CCG Claims and Interests

13.                               Class B-1.1 Claims of the Bank

Class B-1.1 is impaired.  On the Effective Date, all existing stock of CCG shall be deemed canceled, except for any shares of common stock owned by CDSI.  Accordingly, the Bank will indirectly receive the benefit of the preserved CCG common stock through its direct or indirect ownership of 100% of the Interests in CDSI in satisfaction of its Allowed Claims in Class B-1.1.  Also in satisfaction of the Bank’s Allowed Claims in Class B-1.1, the Bank shall receive 25% of any Net Recoveries obtained by the CCG Creditors’ Trust from the CCG Recovery Rights, provided, however, that any Net Recoveries payable to the Bank under this provision shall be first applied to any amounts due under the CCG Note until the CCG Note is paid in full (such amounts shall be deemed to have been paid by the Reorganized Debtors).  Once the CCG Note has been repaid, the Bank’s 25% share of the Net Recoveries shall be applied to repay any amounts due under the CDSI Note, the CCS Note, and the Med Note until such notes are paid in full (such amounts shall be deemed to have been paid by the Reorganized Debtors).  Any payments made on the CDSI Note, the CCS Note, and the Med Note shall be allocated among such notes Pro Rata, based on the outstanding balances of the notes.  Once the CCG Note, the CDSI Note, the CCS Note, and the Med Note have been repaid, the Bank’s 25% share of the Net Recoveries from the CCG Recovery Rights shall be paid to the Bank within 30 days of their receipt by the CCG Creditors’ Trust.  To the extent that the CDSI, CCG, CCS, and Med Notes are repaid in whole or in part from the Bank’s 25% share of the Net Recoveries from the CCG Recovery Rights, the Bank shall be entitled to reimbursement of such amounts from the Reorganized Debtors.

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class B-1.1, and any such Claims shall be deemed canceled as of the Effective Date.  The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date.  The Confirmation Order shall be deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

14.                               Class B-1.2 Claims of the NCFE Entities

Class B-1.2 is impaired.  The Claims of the NCFE Entities have been assigned to the Bank.  As a result, on the Effective Date, all existing stock of CCG shall be deemed canceled, except for any shares of common stock owned by CDSI.  Accordingly, the Bank will indirectly receive the benefit of the preserved CCG common stock through its direct or indirect ownership of 100% of the Interests in CDSI in satisfaction of its Allowed Claims in Class B-1.2.  Also in satisfaction of the Bank’s Allowed Claims in Class B-1.2, the Bank shall receive 25% of any Net Recoveries obtained by the CCG Creditors’ Trust from the CCG Recovery Rights (this is the same 25% interest in the CCG Recovery Rights provided on account of the Bank’s Class B-1.1 Claims), provided, however, that any Net Recoveries payable to the Bank under this provision shall be first applied to any amounts due under the CCG Note until the CCG Note is paid in full (such amounts shall be deemed to have been paid by the Reorganized Debtors).  Once the CCG Note has been repaid, the Bank’s 25% share of the Net Recoveries shall be applied to repay any amounts due under the CDSI Note, the CCS Note, and the Med Note until such notes are paid in full (such amounts shall be deemed to have been paid by the Reorganized Debtors).  Any payments made on the CDSI Note, the CCS Note, and the Med Note shall be allocated among such notes Pro Rata, based on the outstanding balances of the notes.  Once the CCG Note, the CDSI Note, the CCS Note, and the Med Note have been repaid, the Bank’s 25% share of the Net Recoveries from the CCG Recovery Rights shall be paid to the Bank within 30 days of their receipt by the CCG Creditors’ Trust.  To the extent that the CDSI, CCG, CCS, and Med Notes are repaid in whole or in part from the Bank’s 25% share of the Net Recoveries from the CCG Recovery Rights, the Bank shall be entitled to reimbursement of such amounts from the Reorganized Debtors.

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class B-1.2, and any such Claims shall be deemed canceled as of the Effective Date.  The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date.  The Confirmation Order shall be deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

15.                               Class B-1.3 Claims of CMS

Class B-1.3 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class B-1.3 agrees to a different treatment, each holder of an Allowed Secured Claim in Class B-1.3 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class B-1.3 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class B-1.3 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class B-4.

16.                               Class B-1.4 Claims of Sun Capital

Class B-1.4 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class B-1.4 agrees to a different treatment, each holder of an Allowed Secured Claim in Class B-1.4 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class B-1.4 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class B-1.4 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class B-4.

17.                               Class B-1.5 Claims of Other Secured Creditors

Class B-1.5 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class B-1.5 agrees to a different treatment, each holder of an Allowed Secured Claim in Class B-1.5 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class B-1.5 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class B-1.5 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class B-4.

18.                               Class B-2 Priority Claims

Class B-2 is unimpaired.  Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Priority Claim in Class B-2 the principal amount of such Allowed Claim, without interest.

19.                               Class B-3 Unsecured Personal Injury Claims

Class B-3 is impaired.  Holders of Claims in Class B-3 shall not receive any distribution under the Plan.  However, the holders of Claims in Class B-3 may continue to prosecute claims against the Debtors in name only, and shall be limited to enforcing any judgment obtained against the Debtors in accordance with applicable non-bankruptcy law only against insurers that issued any Insurance Policy to the Debtors intended to cover the liability asserted by the holders of such Claims, or the proceeds of such Insurance Policy, and may not enforce such judgment against the Debtors, the Reorganized Debtors, the Creditors’ Trusts, or the Litigation Trust.

20.                               Class B-4 Other Unsecured Claims

Class B-4 is impaired.  The holders of Allowed Claims in Class B-4 shall receive periodic payments from the CCG Creditors’ Trust, as and when determined by the CCG Creditors’ Trust Trustee in accordance with and as provided by the CCG Creditors’ Trust Agreement.  Each holder of an Allowed Claim in Class B-4 shall receive the lesser of: (a) an amount equal to such Creditor’s Allowed Claim in Class B-4, or (b) such Creditor’s Pro Rata share of the available sum of monies to be distributed to all holders of Allowed Claims in Class B-4 by the CCG Creditors’ Trust.

The claims and causes of action transferred to the CCG Creditors’ Trust pursuant to section V.E.2 of the Plan, and the payments to be made to the CCG Creditors’ Trust by the Reorganized Debtors pursuant to the CCG Note, shall be the sole sources of distributions to holders of Allowed Claims in Class B-4.  The assets transferred to, and payments collected by, the CCG Creditors’ Trust, net of the costs of administering the CCG Creditors’ Trust in accordance with section V.E.7 of the Plan and the CCG Creditors’ Trust Agreement, shall be shared Pro Rata as set forth in this paragraph.

Any Claims of the Bank or the NCFE Entities in Class B-4 shall be deemed satisfied by the treatment provided to the Bank on account of Claims in Classes B-1.1 and B-1.2.  Neither the Bank nor the NCFE Entities (or their assignees) shall receive any other distributions on account of their Class B-4 Claims.

21.                               Class B-5 Unsecured Convenience Class Claims

Class B-5 is unimpaired.  Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Convenience Class Claim in Class B-5 the principal amount of such Allowed Claim, without interest.

22.                               Class B-6 Subordinated Claims

Class B-6 is impaired.  Holders of Allowed Subordinated Claims in Class B-6 will receive no distribution under the Plan on account of such Claims.

23.                               Class B-7 Inter-Debtor Claims

Class B-7 is impaired.  Holders of Allowed Claims in Class B-7 will receive no distribution under the Plan on account of such Claims.

24.                               Class B-8 Interests

Class B-8 is impaired.  The Class B-8 Interests in CCG, except for those Interests owned by CDSI, shall be deemed canceled on the Effective Date without the payment of any monies or other consideration on account of such Interests.  Holders of Class B-8 Interests, other than CDSI, will not receive any distribution under the Plan on account of such Interests.

Treatment of CCS Claims and Interests

25.                               Class C-1.1 Claims of the Bank

Class C-1.1 is impaired.  On the Effective Date, all existing stock of CCS shall be deemed canceled, except for any shares of common stock owned by CDSI.  Accordingly, the Bank will indirectly receive the benefit of the preserved CCS common stock through its direct or indirect ownership of 100% of the Interests in CDSI in satisfaction of its Allowed Claims in

Class C-1.1.  In addition, the Bank will receive any net recoveries obtained by the Litigation Trust on account of the Litigation Trust Claims, after the CCG Note, the CDSI Note, the CCS Note, and the Med Note have been repaid.

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class C-1.1, and any such Claims shall be deemed canceled as of the Effective Date.  The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date.  The Confirmation Order shall be deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

26.                               Class C-1.2 Claims of the NCFE Entities

Class C-1.2 is impaired.  The Claims of the NCFE Entities have been assigned to the Bank.  As a result, on the Effective Date, all existing stock of CCS shall be deemed canceled, except for any shares of common stock owned by CDSI.  Accordingly, the Bank will indirectly receive the benefit of the preserved CCS common stock through its direct or indirect ownership of 100% of the Interests in CDSI in satisfaction of its Allowed Claims in Class C-1.2.  In addition, the Bank will receive any net recoveries obtained by the Litigation Trust on account of the Litigation Trust Claims, after the CCG Note, the CDSI Note, the CCS Note, and the Med Note have been repaid.

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class C-1.2, and any such Claims shall be deemed canceled as of the Effective Date.  The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date.  The Confirmation Order shall be deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

27.                               Class C-1.3 Claims of Carrollton-Farmers Branch Independent School District

Class C-1.3 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class C-1.3 agrees to a different treatment, each holder of an Allowed Secured Claim in Class C-1.3 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class C-1.3 by one of the following treatments: (x) the surrender to the holder of the

Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class C-1.3 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class C-4.

28.                               Class C-1.4 Claims of Weingarten Realty Investors

Class C-1.4 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class C-1.4 agrees to a different treatment, each holder of an Allowed Secured Claim in Class C-1.4 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class C-1.4 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class C-1.4 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class C-4.

29.                               Class C-1.5 Claims of Low/Fifty Construction

Class C-1.5 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class C-1.5 agrees to a different treatment, each holder of an Allowed Secured Claim in Class C-1.5 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class C-1.5 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class C-1.5 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class C-4.

30.                               Class C-1.6 Claims of Sun Capital

Class C-1.6 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class C-1.6 agrees to a different treatment, each holder of an Allowed Secured Claim in Class C-1.6 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class C-1.6 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class C-1.6 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class C-4.

31.                               Class C-1.7 Claims of Other Secured Creditors

Class C-1.7 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class C-1.7 agrees to a different treatment, each holder of an Allowed Secured Claim in Class C-1.7 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class C-1.7 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class C-1.7 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class C-4.

32.                               Class C-2 Priority Claims

Class C-2 is unimpaired.  Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Priority Claim in Class C-2 the principal amount of such Allowed Claim, without interest.

33.                               Class C-3 Unsecured Personal Injury Claims

Class C-3 is impaired.  Holders of Claims in Class C-3 shall not receive any distribution under the Plan.  However, the holders of Claims in Class C-3 may continue to prosecute claims against the Debtors in name only, and shall be limited to enforcing any judgment obtained against the Debtors in accordance with applicable non-bankruptcy law only against insurers that issued any Insurance Policy to the Debtors intended to cover the liability asserted by the holders of such Claims, or the proceeds of such Insurance Policy, and may not enforce such judgment against the Debtors, the Reorganized Debtors, the Creditors’ Trusts, or the Litigation Trust.

34.                               Class C-4 Other Unsecured Claims

Class C-4 is impaired.  The holders of Allowed Claims in Class C-4 shall receive periodic payments from the CCS Creditors’ Trust, as and when determined by the CCS Creditors’ Trust Trustee in accordance with and as provided by the CCS Creditors’ Trust Agreement.  Each holder of an Allowed Claim in Class C-4 shall receive the lesser of: (a) an amount equal to such Creditor’s Allowed Claim in Class C-4, or (b) such Creditor’s Pro Rata share of the available sum of monies to be distributed to all holders of Allowed Claims in Class C-4 by the CCS Creditors’ Trust.

The payments to be made to the CCS Creditors’ Trust by the Reorganized Debtors pursuant to the CCS Note shall be the sole source of distributions to holders of Allowed Claims in Class C-4.

Any Claims of the Bank or the NCFE Entities in Class C-4 shall be deemed satisfied by the treatment provided to the Bank on account of Claims in Classes C-1.1 and C-1.2.  Neither the Bank nor the NCFE Entities (or their assignees) shall receive any other distributions on account of their Class C-4 Claims.

35.                               Class C-5 Unsecured Convenience Class Claims

Class C-5 is unimpaired.  Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Convenience Class Claim in Class C-5 the principal amount of such Allowed Claim, without interest.

36.                               Class C-6 Subordinated Claims

Class C-6 is impaired.  Holders of Allowed Subordinated Claims in Class C-6 will receive no distribution under the Plan on account of such Claims.

37.                               Class C-7 Inter-Debtor Claims

Class C-7 is impaired.  Holders of Allowed Claims in Class C-7 will receive no distribution under the Plan on account of such Claims.

38.                               Class C-8 Interests

Class C-8 is impaired.  The Class C-8 Interests in CCS, except for those Interests owned by CDSI, shall be deemed canceled on the Effective Date without the payment of any monies or other consideration on account of such Interests.  Holders of Class C-8 Interests, other than CDSI, will not receive any distribution under the Plan on account of such Interests.

D.                                    Implementation of the Plan and Execution of its Terms

1.                                      Implementation of the Plan

The Debtors propose to implement and consummate the Plan through the means contemplated by sections 1123(a)(5)(A), (B), (D), (E) and (J), 1123(b)(2), (b)(3)(A) and (B), (b)(4) and (b)(5), and 1145(a) of the Code.

2.                                      Issuance of New Common Stock by CDSI

If a Med Plan is not confirmed which provides that the Bank, or an Entity designated by the Bank, will receive 100% of the stock in CDSI on the effective date of the Med Plan, then on the Effective Date, or as soon thereafter as reasonably practicable, CDSI will cancel all outstanding shares of its stock and will issue 1,000 shares of New CDSI Common Stock to the Bank, or an Entity designated by the Bank on or before the Effective Date, on account of its Allowed Claims in Classes A-1.1 and A-1.2.

The shares issued pursuant to this provision shall be exempt from the registration requirements of the Securities Exchange Act of 1933, as amended (the “Securities Act”), and any State or local law requiring registration or qualification for the offer or sale of a security, pursuant to section 1145(a) of the Code.

3.                                      The Reorganized Debtors

On the Effective Date, except for those assets and causes of action transferred to the Creditors’ Trusts and the Litigation Trust pursuant to sections V.E.2 and V.F.2 of the Plan, title to all assets, properties, and business operations of the Debtors and of the Estates shall revest in each respective Reorganized Debtor, and thereafter, the Reorganized Debtors shall own and retain such assets free and clear of all liens and Claims, except as expressly provided in the Plan.  From and after the Effective Date, except as otherwise described in this Plan, the Reorganized Debtors shall own and operate such assets without further supervision by or jurisdiction of this Court, except as otherwise provided herein.  From and after the Effective Date, in accordance with the terms of this Plan and the Confirmation Order, the Reorganized Debtors shall perform all obligations under all executory contracts and unexpired leases assumed in accordance with Article VI of the Plan.

The sources of funds for payment of all Allowed Administrative Claims to be paid on the Effective Date pursuant to the Plan shall be the Administrative Claims Fund.  Pursuant to the terms of the Trestle Plan and Resource Plan, Trestle and Resource Pharmacy shall transfer Cash to the Administrative Claims Fund on the Effective Date sufficient to make all required Effective Date payments to holders of Allowed Administrative Claims.

In addition, the Reorganized Debtors shall issue all necessary shares of the New CDSI Common Stock, if applicable, and are authorized to execute any and all agreements necessary for the consummation of the Plan.

4.                                      Securities Laws

(a)                                  Exemption from Registrations and Resale Issues.  If New CDSI Common Stock is issued under the Plan, then on and after the Effective Date, such New CDSI Common Stock will not be required to be registered under the registration requirements of the Securities Act, or registered or qualified under any applicable state and local securities laws by virtue of section 1145 of the Code.  The New CDSI Common Stock shall not be subject to any statutory restrictions on transferability and may be resold by any holder without registration under the Securities Act or other federal securities laws pursuant to the exemption provided by section 4(1) of the Securities Act, unless the holder is an “underwriter” with respect to such securities, as that term is defined in section 1145(b) of the Code.  Entities who believe they may be “underwriters” under the definition contained in section 1145 of the Code are advised to consult their own counsel with respect to the availability of the exemption provided by section 1145.

(b)                                 Reporting Obligations.  The Reorganized Debtors may, under certain circumstances, be required to register or otherwise report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and accordingly be required to file with the SEC and send to the holders of New CDSI Common Stock certain periodic reports and other information pursuant to the Exchange Act.  It is anticipated that the Reorganized Debtors will not be required to register or report under the Exchange Act.

5.                                      The Creditors’ Trusts

(a)                                  The Purpose of the CCG Creditors’ Trust.  The CCG Creditors’ Trust shall be deemed established on the Effective Date pursuant to the terms of the CCG Creditors’ Trust Agreement.  The purpose of the CCG Creditors’ Trust is to receive and disburse the proceeds of the CCG Note to holders of Allowed Claims in Class B-4 pursuant to the Plan, and to prosecute the CCG Recovery Rights and distribute any Net Recoveries obtained thereby to holders of Allowed Claims in Classes B-1.1, B-1.2 and B-4 in accordance with Article IV of the Plan.  The CCG Creditors’ Trust shall also be responsible for objecting to Claims in Class B-4, if appropriate.

(b)                                 Transfers of CCG Recovery Rights and Payments to the CCG Creditors’ Trust by Reorganized Debtors.  On the Effective Date, or as soon thereafter as practicable, the CCG Recovery Rights shall be irrevocably assigned, transferred and conveyed to the CCG Creditors’ Trust.  Notwithstanding any other provision of the Plan, the CCG Creditors’

Trust Trustee shall have the sole and absolute discretion to prosecute, compromise, and release the CCG Recovery Rights.  The CCG Creditors’ Trust Trustee shall have no obligation or liability to any Creditor or party- in- interest for his/her/its decision not to prosecute or to compromise or release any of the CCG Recovery Rights.  Payments on the CCG Note shall be made by the Reorganized Debtors to the CCG Creditors’ Trust in accordance with the terms of the Plan.

(c)                                  Purpose of the CDSI Creditors’ Trust and the CCS Creditors’ Trust.  The CDSI Creditors’ Trust and the CCS Creditors’ Trust shall be deemed established on the Effective Date pursuant to the terms of the applicable Creditors’ Trust Agreements.  The purpose of the CDSI Creditors’ Trust and the CCS Creditors’ Trust is to receive and disburse the proceeds of the CDSI Note and CCS Note to holders of Allowed Claims in Classes A-4 and C-4, respectively, pursuant to the Plan.  The CDSI Creditors’ Trust and CCS Creditors’ Trust also shall be responsible for objecting to Claims in Classes A-4 and C-4, if appropriate.

(d)                                 Payments to the CDSI Creditors’ Trust and CCS Creditors’ Trust by Reorganized Debtors.  Payments on the CDSI Note and CCS Note shall be made by the Reorganized Debtors to the CDSI Creditors’ Trust and CCS Creditors’ Trust in accordance with the terms of the Plan.

(e)                                  Management and Powers of the Creditors’ Trusts.  After the Effective Date, the affairs of the Creditors’ Trusts and all assets held or controlled by the Creditors’ Trusts shall be managed under the direction of the applicable Creditors’ Trust Trustees in accordance with the terms of the Creditors’ Trust Agreements.  The authority and powers of the Creditors’ Trust Trustees shall include, without limitation, the authority and power: (a) to object to Claims in Classes A-4, B-4, and C-4 (a trustee of a Creditors’ Trust shall object only to Claims that would otherwise be paid from the applicable Creditors’ Trust), and the ability to prosecute or settle such objections and defend claims and counterclaims asserted in connection therewith (including by way of asserting the Debtors’ rights of recoupment, setoff or otherwise); (b) in the case of the CCG Creditors’ Trust Trustee, to initiate and prosecute in every capacity, including as representative of the Estates under section 1123(b)(3) of the Code, of the CCG Recovery Rights assigned to the CCG Creditors’ Trust; (c) in the case of the CCG Creditors’ Trust Trustee, to compromise and settle of any such CCG Recovery Rights assigned to the CCG Creditors’ Trust; (d) to effect distributions under the Plan to the holders of Allowed Claims in Classes A-4, B-1.1, B-1.2, B-4, and C-4, as applicable; (e) to participate in any post-Confirmation Date motions to amend or modify the Plan or the Creditors’ Trust Agreements, or appeals from the Confirmation Order as it relates to the classes of Claims to be paid from the Creditors’ Trusts; and (f) to participate in actions to enforce or interpret the Plan as it relates to classes of Claims to be paid from the Creditors’ Trusts.

If the holder of a Disputed Claim in Classes A-4, B-4, or C-4 and the applicable Creditors’ Trust Trustee agree to a settlement of such holder’s Disputed Claim for an amount not in excess of the face amount of such Disputed Claim, provided that the face amount of the Disputed Claim is less than $50,000, such Claim shall be deemed to be an Allowed Claim as of the Effective Date in an amount equal to the agreed settlement amount without need for further review or approval of the Court.  If the proposed settlement involves a Disputed Claim that was filed in a face amount greater than or equal to $50,000, or the proposed settlement amount exceeds the fact amount of such Disputed Claim, then the applicable Creditors’ Trust Trustee shall provide notice of the proposed settlement (with a 15-day period to object) to each of the members of the Committee (as constituted on the Confirmation Date), the Office of the United States Trustee, and counsel for the Reorganized Debtors.  If no objection is received by the applicable Creditors’ Trust Trustee within the 15-day period and the proposed settlement amount is not in excess of the fact amount of such Disputed Claim, the settled Claim shall be deemed to be an Allowed Claim as of the Effective Date without the need for further review or approval of the Court.  If an objection to a proposed settlement is received within the 15-day period or the proposed settlement amount in excess of the fact amount of such Disputed Claim, the applicable Creditors’ Trust Trustee shall schedule a Court hearing to resolve the objection, or approve the proposed settlement, as the case may be.

(f)                                    Establishment of Reserve.  Pursuant to the terms of the Creditors’ Trust Agreements, the Creditors’ Trust Trustees shall maintain a reserve in trust for the payment of any administrative expenses of the Creditors’ Trusts, taxes, and any Disputed Claims, which may later become Allowed Claims.  No distributions shall be made on account of any Disputed Claims unless and until such Claims become Allowed Claims as provided in the Creditors’ Trust Agreements.

(g)                                 Employment of Professionals.  The Creditors’ Trust Trustees are authorized, without further order of the Court, to employ such Entities, including professionals, as he/she/it may deem necessary to enable him/her/it to perform his/her/its functions under the Plan, and the costs of such employment and other expenditures shall be paid solely from assets transferred to, or payments received by, the Creditors’ Trusts as provided in the Plan.  Such Entities shall be compensated and reimbursed for their reasonable and necessary fees and out-of-pocket expenses on a monthly basis from the Creditors’ Trusts without further notice, hearing or approval of the Court except as set forth in the Creditors’ Trust Agreements.

(h)                                 Objections to Claims by the Creditors’ Trusts.  All objections to Disputed Claims in Classes A-4, B-4, and C-4 to be filed by the Creditors’ Trust Trustees shall be filed with the Court and served upon the holders of such Claims by the later of (a) 90 days after the Effective Date, or (b) 90 days after the particular proof of claim has been filed, except as extended by an agreement between the claimant and the applicable Creditors’ Trust, or by order of the Court upon a motion filed by the applicable Creditors’ Trust Trustee, with notice of such motion to be served upon the Office of the United States Trustee and those holders of Claims to which the objection is made.  If no objection has been filed to a proof of claim by the objection bar dates established in this paragraph, the Claim to which such proof of claim relates shall be treated as an Allowed Claim for all purposes under the Plan.

(i)                                     Distributions.  Distributions shall be made in accordance with the Plan, the Confirmation Order, and the Creditors’ Trust Agreements.

(i)                                     Reserve for Unpaid Claims.  For purposes of calculating Pro Rata distributions or any other distributions to be made under the Plan to holders of Allowed Claims, the calculation of the total Allowed Claims shall be computed as if all Disputed Claims then pending were allowed in the full amount thereof.

(ii)                                  Initial Distribution Date.   Except for payments required to be made on the Effective Date in accordance with other sections of the Plan, and subject to the discretion of the Creditors’ Trust Trustees, on the one hundred twenty first (121st) day after the Effective Date, or as soon as practicable thereafter, the Creditors’ Trust Trustees shall distribute to the holders of Allowed Claims in Classes A-4, B-4, and C-4 any property required to be distributed to such holders under the Plan (and in accordance with Creditors’ Trust Agreements).  Payment to the Bank on account of its Class B-1.1 and B-1.2 Claims, or the allocation of proceeds to repay the CCG Note, the CDSI Note, the CCS Note, or the Med Note in accordance with Article IV of the Plan, shall occur as soon as practicable after Net Recoveries are obtained.  Notwithstanding the foregoing, the Creditors’ Trust Trustees may, in their respective sole discretion, distribute any property required to be distributed under the Plan prior to the one hundred twenty first (121st) day after the Effective Date.

(iii)                               Allowance of Claims.  Distributions shall be made with respect to any Disputed Claim, which becomes an Allowed Claim after the Effective Date, on or as soon as practicable after the date on which a Disputed Claim becomes an Allowed Claim.  The amount of any distribution shall be calculated on a Pro Rata basis, so that each Disputed Claim that becomes an Allowed Claim receives an initial distribution equal to the total percentage distributions made prior to the date of such allowance on account of other Allowed Claims of the same Class under the Plan and the applicable Creditors’ Trust Agreement.

(iv)                              Subsequent Distribution Dates.  After the Initial Distribution Date, unless otherwise directed in a post-Confirmation Date Final Order, the Creditors’ Trust Trustees shall make additional quarterly distributions (to be made every third month following the Initial Distribution Date) to the holders of Allowed Claims in Classes A-4, B-4, and C-4, of the Cash then held in the respective Creditors’ Trusts (after reasonable reserves to pay the expenses [including, but not limited to, federal and state income taxes and withholding taxes, if any, and all expenses and fees incurred in the prosecution of the CCG Recovery Rights or in objecting to Claims], debts, charges, liabilities, and obligations of each Creditors’ Trust have been made in the reasonable discretion of the Trustee of such Creditors’ Trust), provided that each distribution to a single Creditor must exceed $25.00 and any distribution which is less than $25.00 shall be withheld and carried-over to the next distribution date.  Notwithstanding the foregoing, the final distribution to any Creditor shall be made even if it is less than $25.00.

(v)                                 Unclaimed Property.  Until the expiration of ninety (90) days following the date on which the distribution of the Unclaimed Property has been attempted, Unclaimed Property shall be delivered upon presentation of proper proof by a holder of its entitlement thereto, after which time the holder of an Allowed Claim entitled to such Unclaimed Property shall cease to be entitled thereto.  Thereafter, all right, title and interest therein shall vest in the Creditors’ Trusts for redistribution in accordance with the Plan and the applicable Creditors’ Trust Agreement.  After the expiration of ninety (90) days following the date of an attempted distribution of Unclaimed Property, each Claim with respect to such Unclaimed Property shall be treated as if it had been disallowed in its entirety.

(vi)                              Surrender.  Notwithstanding any other provision of the Plan, no holder of an Allowed Claim shall receive any distribution under the Plan in respect of such Allowed Claim until such holder has surrendered to the Creditors’ Trusts any promissory note or other document(s) evidencing such Allowed Claim, or until evidence of loss and indemnity satisfactory to the Creditors’ Trust Trustees, in his/her/its sole and absolute discretion, shall have been delivered to the Creditors’ Trust in the case of any note or other document(s) alleged to be lost, stolen or destroyed.

(vii)                           Final Distribution.  Upon resolution of all outstanding objections to Disputed Claims in Classes A-4, B-4, and C-4, and after all payments to be made by the Reorganized Debtors to the Creditors’ Trusts on account of the CCG Note, the CDSI Note, and the CCS Note have been received by the Creditors’ Trusts, and after the payment of all expenses and other obligations of the Creditors’ Trusts, and after the CCG Recovery Rights have all been resolved or abandoned and the Bank’s share of the Net Recoveries has been distributed (if applicable under sections IV.L and IV.M of the Plan), the Creditors’ Trust Trustees shall make Pro Rata distributions of all remaining assets of the Creditors’ Trusts to holders of Allowed Claims in Classes A-4, B-4, and C-4 in accordance with the Plan and the Creditors’ Trust Agreements.

(viii)                        Exemption From Certain Transfer Taxes.  Pursuant to section 1146(c) of the Code, the issuance, transfer or exchange of a security, or the making or delivery of an instrument of transfer under a plan confirmed under section 1129 of the Code, may not be taxed under any law imposing a stamp tax, transfer tax or similar tax.  Pursuant to section 1146(c) of the Code, no transfer to or from the Creditors’ Trusts, the Litigation Trust, or the Administrative Claims Fund under the Plan, shall be subject to any stamp tax, transfer tax or similar tax.

(ix)                                Estimation of Unliquidated Disputed Claims.  As to any unliquidated Disputed Claim, including Claims based upon rejection of executory contracts or leases, or other Disputed Claims, the Court, upon motion by a Creditors’ Trust Trustee, may estimate the amount of the Disputed Claim and may determine an amount sufficient to reserve for any such Claim.  Any Entity whose Disputed Claim is so estimated shall have recourse only against the applicable Creditors’ Trust and against no other assets or person (including the Creditors’ Trust Trustees), and in any case only in an amount not to exceed the estimated amount of such Entity’s Claim, even if such Entity’s Claim, as finally allowed, exceeds the maximum estimated amount thereof.

(j)                                     Certain Tax Matters.  For all federal and state income tax purposes, the Debtors and/or the Reorganized Debtors shall report and treat the transfers of property (other than their own debt instruments) to each Creditors’ Trust as sales of such assets at a selling price equal to the fair market value of such assets on the date of the transfer.  For all such purposes, in each case the transferred assets shall be deemed to have the fair market values determined by the Debtors or the Reorganized Debtors, as appropriate, in their absolute and sole discretion, and such valuations shall be used by Debtors and/or the Reorganized Debtors and the Creditors’ Trust.  The Creditors’ Trusts shall be deemed to be “disputed ownership funds” within the meaning of Proposed Treasury Regulation section 1.468B-9.  The Debtors or Reorganized Debtors, as appropriate, shall prepare, make, and file with the IRS, with copies to the appropriate Creditors’ Trust Trustee, any statement required by Proposed Treasury Regulations section 1.468B-9.  Any such statements shall be consistent with the provisions of the Plan and the

Debtors’ or Reorganized Debtors’ determinations of the fair market values of the property conveyed to the Trustee of the Creditors’ Trusts.

6.                                      The Litigation Trust

(a)                                  Purpose of the Litigation Trust.  The Litigation Trust shall be deemed established on the Effective Date pursuant to the terms of the Litigation Trust Agreement.  The purpose of the Litigation Trust is to prosecute the Litigation Trust Claims and distribute any net proceeds obtained therefrom to the Bank (after payment of the claims and expenses of the Litigation Trust Trustee and after repayment of any outstanding balances on the CDSI Note, the CCG Note, the CCS Note, and the Med Note from the proceeds of the Litigation Trust Claims).  No other Creditors or Entities shall receive any proceeds from the Litigation Trust Claims.  Payments of any outstanding balances on the CDSI Note, the CCG Note, the CCS Note, and the Med Note that shall be made from the net proceeds of any recoveries on the Litigation Trust Claims shall be made Pro Rata (based on the outstanding balances owed on such notes) until fully repaid.  Thereafter, all net recoveries on the Litigation Trust Claims shall be turned over to the Bank by the Litigation Trust Trustee.

(b)                                 Transfers of the Litigation Trust Claims to the Litigation Trust.  On the Effective Date, or as soon thereafter as practicable, the Litigation Trust Claims shall be irrevocably assigned, transferred and conveyed to the Litigation Trust.  In the event that a court rules that the Litigation Trust Claims are not assignable to the Litigation Trust, or that the Litigation Trust Trustee lacks standing in any action to enforce the Litigation Trust Claims, ownership of the Litigation Trust Claims shall revert to the Reorganized Debtors, Med, Trestle, or Resource Pharmacy, as applicable.

(c)                                  Management and Powers of the Litigation Trust.  After the Effective Date, the affairs of the Litigation Trust and all assets held or controlled by the Litigation Trust shall be managed under the direction of the Litigation Trust Trustee in accordance with the terms of the Litigation Trust Agreement.  The powers of the Litigation Trust shall include: (a) the initiation and prosecution in every capacity, including as representative of the Estates under section 1123(b)(3)(B) of the Code, of the Litigation Trust Claims assigned to the Litigation Trust; (b) the compromise and settlement of any such Litigation Trust Claims assigned to the Litigation Trust; (c) effecting distributions of net recoveries on the Litigation Trust Claims to the Bank (after payment of the CDSI Note, the CCG Note, the CCS Note, and the Med Note); (d) participation in any post-Confirmation Date motions to amend or modify the Plan or the Litigation Trust Agreement, or appeals from the Confirmation Order as it relates to the Litigation Trust; and (e) participation in actions to enforce or interpret the Plan as it relates to the Litigation Trust.

The Litigation Trust Trustee may compromise or settle any Litigation Trust Claim without the need for further review or approval of the Court.

(d)                                 Employment of Professionals.  The Litigation Trust Trustee is authorized, without further order of the Court, to employ such Entities, including professionals, as he/she/it may deem necessary to enable him/her/it to perform his/her/its functions under the Plan, and the costs of such employment and other expenditures shall be paid solely from assets transferred to, or payments received by, the Litigation Trust as provided in the Plan.  Such Entities shall be compensated and reimbursed for their reasonable and necessary fees and out-of-pocket expenses on a monthly basis from the Litigation Trust without further notice, hearing or approval of the Court except as set forth in the Litigation Trust Agreement.

(e)                                  Prosecution of the Litigation Trust Claims.  Pursuant to the Confirmation Order, on the Effective Date, the Debtors will irrevocably assign, transfer and convey to the Litigation Trust the Litigation Trust Claims.  The Litigation Trust shall have the full power and authority to initiate, prosecute, compromise or otherwise resolve any and all Litigation Trust Claims, with all net recoveries derived therefrom to be distributed directly to the Bank (after payment of the CDSI Note, the CCG Note, the CCS Note, and the Med Note).  Any and all fees, costs and expenses incurred in respect of the investigation, initiation and prosecution of such claims shall be payable and paid solely by the Litigation Trust.

(f)                                    Certain Tax Matters.  For all federal and state income tax purposes, the Debtors and/or the Reorganized Debtors shall treat the Litigation Trust as a grantor trust of the Reorganized Debtors and the Bank.

7.                                      Management of the Reorganized Debtor

Prior to the Confirmation Hearing, the Debtors will designate and disclose the identity and affiliations of the initial officers and directors of the Reorganized Debtors, and will file a designation of such officers and directors with the Bankruptcy Court.   Prior to the Confirmation Hearing, the Debtors shall designate and disclose the identity of any insider (as defined in section 101(31) of the Code) that will be employed or retained by the Reorganized Debtors, and the nature of the compensation for such insider.

8.                                      The Disbursing Agent

The Reorganized Debtors shall serve as disbursing agents, without bond, for purposes of making transfers and payments under this Plan, except with respect to distributions to be made by the Creditors’ Trusts, and the Litigation Trust, for which the Creditors’ Trust Trustees and the Litigation Trust Trustee, respectively, shall serve as the disbursing agents, without bond.

9.                                      Objections to Claims by the Reorganized Debtors

The Reorganized Debtors shall have the right and standing to (i) object to and contest the allowance of any Disputed Claim, including any alleged Secured Claim, by means of objections to Claims, and (ii) compromise and settle such objections to Disputed Claims.  The Reorganized Debtors may litigate to Final Order objections to Disputed Claims.

No distribution shall be made pursuant to the Plan to a holder of a Disputed Claim unless and until such Disputed Claim becomes an Allowed Claim by a Final Order.

All objections to Disputed Claims in any Class to be filed by the Reorganized Debtors may be filed with the Court and served upon the holders of such Claims at any time prior to the later of (a) 90 days after the Effective Date, or (b) 90 days after the particular proof of claim has been filed, except as extended by an agreement between the claimant and the Reorganized

Debtors, or by order of the Court upon a motion filed by the Reorganized Debtors, with notice of such motion to be served upon the Office of the United States Trustee and those holders of Disputed Claims to whom the objection is made.  If an objection has not been filed to a proof of claim that relates to a Disputed Claim by the objection bar dates established in this section, the Claim to which the proof of claim relates shall be treated as an Allowed Claim for purposes of distribution under the Plan.

10.                               Reorganization Projections (2)

11.                               Post-Confirmation Fees, Final Decree

The Reorganized Debtors shall be responsible for the payment of any post-confirmation fees due pursuant to 28 U.S.C. § 1930(a) (6) and the filing of post-confirmation reports, until a final decree is entered.  A final decree shall be entered as soon as practicable after distributions have commenced under the Plan.

12.                               Risk Factors Which May Affect Reorganization

As stated elsewhere in this Disclosure Statement, the Notes are secured and payable in the ordinary course from the Reorganized Debtors’ cash flow.  There are a number of contingencies with may affect that cash flow and the Reorganized Debtors ability to repay the Notes.

The Reorganized Debtors’ business is subject to extensive federal, state and local regulation requiring compliance with extensive and complex billing, substantiation and record-keeping requirements, governing licensure and conduct of operations at existing facilities, construction of new facilities, acquisition of existing facilities, additions of new services, certain capital expenditures, the quality of services provided and the manner in which such services are provided and reimbursement for services rendered.  Changes in applicable laws and regulations, or new interpretations of existing laws and regulations, could have a material adverse effect on licensure, eligibility for participation, permissible activities, operating costs and levels of reimbursement from governmental and other sources.

Changes in the healthcare industry could adversely affect the Reorganized  Debtors’ financial position and results of operations.

The Reorganized Debtors might face monetary fines, facility shutdowns or exclusion from federal or state healthcare programs for violating the federal and state laws and regulations that govern healthcare providers.

The loss of Joint Commission on Accreditation of Healthcare Organizations (“JCAHO”) accreditation could adversely affect the Reorganized Debtors’ relationships with payors and

(2)  The Debtor is completing its feasibility projections.  These projections will be filed no later than five (5) days before the Disclosure Statement Hearing.

referral sources, which would affect referral, revenues and cash flow.  Many subsidiary locations, including CCG and the NCOEs, are currently JCAHO accredited.  If a location loses JCAHO accreditation, it could be in breach of its payor contracts.  Under the terms of many payor contracts, in order to continue the contractual relationship between the location and the payors, the locations must remain accredited by an authorized accrediting body.  Thus, failure to maintain JCAHO accreditation could jeopardize continued relationships with payor organizations.  Further, a loss of JCAHO accreditation could be a reflection of substandard patient care and must be reported to the Reorganizes Debtors’ various payors and referral sources if contractual conditions require accreditation.  This will adversely effect future referrals and subsequent revenue.

The alternate site healthcare industry is highly competitive and includes national, regional and local providers.  The Reorganized Debtors will compete with a number of companies in all areas where there are operations.  These competitors include major national and regional infusion companies, hospital pharmacies, independent regional and local pharmacies, hospital-based programs and numerous local providers.  Furthermore, other companies, including pharmacies, managed care organizations, hospitals, long-term care providers and healthcare providers that currently are not serving the specialty healthcare market may become competitors.

The Reorganized Debtors will also compete for qualified healthcare personnel to deliver nursing, home care and related healthcare services.  Competition for such personnel is intense.  The loss of key personnel could adversely affect revenue.

The profitability and growth of the Reorganized Debtors’ business depends on its ability to establish and maintain close working relationships with government agencies, managed care organizations, private and governmental third-party payors, hospitals, physicians, physician groups, home health agencies, long-term care facilities and other institutional healthcare providers.  The loss of existing relationships with third-party payors or the failure to continue to develop such relationships in the future could seriously harm the Reorganized Debtors’ business by reducing its revenues, earnings and potential for future growth.

The alternate site/home infusion industry generally is characterized by long collection cycles for accounts receivable.  This is because of the complex and time-consuming requirements for obtaining reimbursement from private and non- governmental third party payors.  A continuation of the lengthening of the amount of time required collecting accounts receivables from managed care organizations, the government or other payors would restrict the Reorganized Debtors’ ability to pay their liabilities as they become due.

Typically, payment is received between thirty and one hundred twenty days after rendering an invoice, although this period can be longer.  Accordingly, cash flow may at times be insufficient to meet accounts payable requirements.  Historically, the Reorganized Debtors have been required to factor its accounts receivable funds to meet its ongoing obligations and may be required to do so in the future.  The Reorganized Debtors would be seriously limited in the use of their operating cash flow if they were unable either to factor their accounts receivable on terms deemed favorable by management to meet the payable requirements.

The Reorganized Debtors’ growth and profitability depends on the ability to establish and maintain close working relationships with referral sources, including hospitals, payors, physicians and other healthcare professionals.  As managed care organizations continue to increase their market share, these organizations have become and will likely continue to become increasingly important as referral sources.  If the Reorganized Debtors are not able to successfully maintain existing referral sources or develop and maintain new referral sources, there could be a substantial decline in revenues and earnings.

The Reorganized Debtors purchase pharmaceuticals and supplies from a preferred list of vendors, and a substantial amount of its purchasing is at volume discounts.  If these existing relationships with current suppliers cannot be maintained or if alternative suppliers who will offer the same discounted prices cannot be found, the cost of purchasing products would increase, which could result in a decline in operating income.

E.                                     Provisions Regarding Voting Upon and Confirmation of the Plan

1.                                      Voting of Claims

(a)                                  Voting Requirements under the Bankruptcy Code

As noted above, pursuant to the Bankruptcy Code, a plan groups various claims and equity interests into classes, each consisting of parties having similar legal rights in relation to a Debtors.  Each class may then be treated as either “impaired” or “unimpaired” under a plan.  There are three ways in which a plan may leave a claim or interest “unimpaired.”  First, a plan may not propose to alter the legal, equitable or contractual rights of the holder of the claim or interest.  Second, all defaults may be cured and the original terms of the obligation reinstated.  Third, a plan may provide for the payment in full of the obligation to the holder of the claim or interest.  If a class is unimpaired, then it is presumed to vote in favor of a plan.

An impaired class that would receive nothing under a plan (such as Classes A-6, A-7, B-6, B-7, C-6, and C-7 under the Plan) is presumed to have rejected such a plan.  An impaired class that is proposed to receive any distribution (whether in Cash, securities or other property) has the right to vote, as a class, to accept or reject the plan.  A class of creditors accepts a plan if more than one-half (1/2) of the ballots that are timely received from members of such class, representing at least two-thirds (2/3) of the dollar amount of claims for which ballots are timely received, vote in favor of such plan.  Section 1126(e) of the Bankruptcy Code provides that a creditor’s vote may be disregarded if the Bankruptcy Court determines, after notice and a hearing, that the creditor’s vote either to accept or reject a plan was not solicited or cast in good faith, or in compliance with the Bankruptcy Code.  A plan under which any class of claims is impaired may be confirmed by the Bankruptcy Court only if it has been accepted by at least one such class.

Each holder of an Allowed Claim in an impaired Class which retains or receives property under the Plan shall be entitled to vote separately to accept or reject the Plan and shall indicate such vote on a duly executed and delivered Ballot as provided in such order as is entered by the Bankruptcy Court establishing certain procedures with respect to the solicitation and tabulation of votes to accept or reject the Plan, or any other order or orders of the Bankruptcy Court.

(b)                                  Procedure for Voting

Creditors in an impaired Class will receive, together with this Disclosure Statement, a form of Ballot to be used in voting to accept or reject the Plan.

Each creditor should first carefully review this Disclosure Statement and the Plan.  The creditor should then complete the portions of the Ballot indicating the Class or Classes in which the creditor’s Claim falls and the total dollar amount of the Claim.  If the creditor’s Claim falls into more than one Class, then the creditor should list each Class and state the dollar amount of the Claim which belongs in each Class.  It is critical that the Class(es) and amounts(s) of the Claim be correctly stated on the Ballot, so that the creditor’s vote can be properly counted.

Next, the creditor should mark in the space provided on the Ballot whether the creditor wishes to accept or to reject the Plan.  Please be sure to fill in the name of the creditor for whom the Ballot is being filed.  Finally, the Ballot must be signed by the creditor, or by an officer, partner, or other authorized agent of the creditor.  Please note that the Debtors reserve the right to object to the allowance, designation of Class and/or allowable amount of any Claim set forth in a Ballot for purposes of voting and/or distribution under the Plan.

(c)                                  Mailing of Ballots

Completed and signed Ballots should be returned to Donlin, Recano & Company, Inc., P.O. Box 813, Madison Square Station, New York, NY 10010 Attention:                             , in the enclosed self addressed return envelopes.  Completed Ballots should be returned as soon as possible, and in any event so that they are RECEIVED NO LATER THAN APRIL       , 2004 AT 5:00 P.M.  ANY BALLOTS WHICH ARE RECEIVED BY LOGAN AFTER APRIL       , 2004 AT 5:00 P.M. SHALL NOT BE COUNTED IN DETERMINING ACCEPTANCE OF THE PLAN.

(d)                                  Separate Votes by Each Impaired Class

Claims in Classes A-1.3, A-1.4, A-2, A-5, B-1.3, B-1.4, B-2, B-5, C-1.3, C-1.4, C-1.5, C-1.6, C-2, and C-5 are unimpaired under the Plan.  Holders of Claims and Interests in Classes A-6, A-7, B-6, B-7, C-6, and C-7 are deemed under applicable law to have rejected the Plan and, therefore, are not entitled to vote to accept or reject the Plan.  Acceptance of the Plan by holders of Claims in the remaining Classes are being solicited.  Holders of unclassified Administrative Claims and Priority Tax Claims also are not entitled to vote to accept or reject the Plan.  The votes of holders of Allowed Claims in all Classes entitled to vote will be counted separately, by Class, to determine whether the Plan is accepted.

Only written Ballots, which must be substantially in the form of those being distributed with this Disclosure Statement, completed according to the instructions in this Disclosure Statement, will be counted in determining acceptance or rejection of the Plan.

(e)                                  Unimpaired Classes and Classes Which Receive Nothing Need Not Vote On the Plan

Section 1126(f) of the Bankruptcy Code provides that the Debtors need not solicit  acceptance of the Plan by any Class of Claims or Interests which are not impaired under the Plan.  This is because, as previously noted, unimpaired Classes (and each individual holder of a Claim or Interest in such unimpaired Class) are conclusively presumed to have accepted the Plan.  Further, Section 1126(g) of the Bankruptcy Code provides that a Class is deemed not to have accepted the Plan if the holders of Claims or Interests in the Class will receive nothing under the Plan with respect to such Claims or Interests.  Therefore, holders of Claims in Classes A-6, A-7, B-6, B-7, C-6, and C-7 will not vote to accept or reject the Plan, and no Ballots have been sent to the holders of Claims in such Classes.

2.                                      Confirmation of Plan - Requirements

In order for the Plan to be confirmed, the Bankruptcy Code requires, among other things, that the Plan be proposed in good faith, that the Debtors disclose specified information concerning payments made or promised to insiders, and that the Plan comply with the applicable provisions of chapter 11 of the Bankruptcy Code.  Section 1129(a) of the Bankruptcy Code also requires that at least one Class of Claims has accepted the Plan (“Minimum Voting Threshold”), that confirmation of the Plan is not likely to be followed by the need for further financial reorganization, and that the Plan be fair and equitable with respect to each Class of Claims or Interests which is impaired under the Plan.  The Bankruptcy Court can confirm the Plan if it finds that all of the requirements of section 1129(a) have been met.  The Proponents believe the Plan meets all of these required elements.  With respect to the so-called “feasibility” test (i.e., that the Plan is not likely to be followed by the need for further financial reorganization), the Debtors believe that they will be able to consummate the Plan fully.

3.                                      Nonconsensual Confirmation, Cramdown

Classes A-6, A-7, B-6, B-7, C-6, and C-7 are deemed to have rejected the Plan.  Therefore, the Plan does not satisfy all of the requirements of Section 1129(a) of the Bankruptcy Code.  Although the Minimum Voting Threshold is not met, the Bankruptcy Court nevertheless may confirm the Plan under the “cram down” provisions of Section 1129(b) of the Bankruptcy Code if all of the other provisions of Section 1129(a) of the Bankruptcy Code are met.  Thus, the Proponents presently intend (i) to undertake to have the Bankruptcy Court confirm the Plan under the “cram down” provisions of Section 1129(b) of the Bankruptcy Code and (ii) to amend the Plan to the extent necessary to obtain entry of the Confirmation Order.

In order to confirm a Plan over the dissenting vote of an impaired Class under Section 1129(b) of the Bankruptcy Code that satisfies the remaining provisions of Section 1129(a) of the Bankruptcy Code, the Bankruptcy Court, on request of the Debtors, “shall” confirm the Plan if the Plan does not discriminate unfairly, and is fair and equitable with respect to each Class of Claims or interests that is impaired under, and has not accepted, the Plan.  For purposes of Section 1129(b) of the Bankruptcy Code, a Plan is “fair and equitable” with respect to a class of unsecured creditors if, at a minimum, it satisfies the “absolute “priority rule” and the “best interests of creditors test.”

(a)                                  Absolute Priority Rule

To satisfy the absolute priority rule, the Plan must provide that the holder of any Claim or Interest that is junior to the Claims of the dissenting Class will not receive or retain under the Plan on account of such junior Claim or interest any property unless the claims of the dissenting Class are paid in full.

The Debtors believe that the Plan satisfies the absolute priority rule.  The Debtors further believe that all non-accepting impaired Classes will receive or retain payment or distribution, as the case may be, on account of their Claims or Interests, sufficient to permit full satisfaction of such Claims before junior Classes receive or retain any property on account of such junior Claims.

(b)                                  Best Interest of Creditors Test; Liquidation Analysis

Under the best interest of creditors test, the Plan is confirmable if, with respect to each impaired Class of Claims or Interests, each holder of an Allowed Claim or Allowed Interest in such Class has either (i) accepted the Plan, or (ii) receives or retains under the Plan, on account of its Claim or Interest, property of a value, as of the Effective Date, that is not less than the amount such holder would receive or retain if the Debtors were to be liquidated under chapter 7 of the Bankruptcy Code.

To determine what the holders of each Class of Claims or Interests would receive if the Debtors were to be liquidated, the Bankruptcy Court must determine the dollar amount that would be generated from the liquidation of the Debtors’ assets in a chapter 7 liquidation case.  The amount that would be available for satisfaction of the Allowed Claims and Allowed Interests of the Debtors would consist of the proceeds resulting from the disposition of the assets of the Debtors augmented by the cash held by the Debtors at the time of the commencement of the chapter 7 case.  Such amounts would be reduced by the costs and expenses of the liquidation and by such additional Administrative Priority Claims and other priority Claims that might result from the termination of the Debtors’ businesses and the chapter 7 case.

The costs of liquidation under chapter 7 would include the fees and expenses payable to the chapter 7 trustee appointed in the chapter 7 case, as well as those fees and expenses that might be payable to other professional persons employed by the trustee.  Costs of administration in the liquidation case would also include any unpaid expenses incurred by the Debtors during the chapter 11 Cases, such as compensation for attorneys, financial advisors and accountants, as well as costs and expenses of members of any official committee appointed in the chapter 11 Cases.  Additionally, Priority Claims may arise by reason of the breach or rejection of obligations incurred and executory contracts entered into by the Debtors during the pendency of the chapter 11 Case.

To determine if the Plan, as proposed, is in the best interests of creditors and equity interest holders, the present value of the distribution likely to be made to each class in a liquidating case are compared with the present value of the distribution to each impaired Class provided for by the Plan.

In applying the best interest test, it is possible that Claims in a chapter 7 case may not be classified in the same manner as provided for by the Plan.  Priorities and order of distribution of estate assets are established by the applicable provisions of chapter 7.  Under those provisions, each class of Claims is paid in a descending order of priority.  No junior classes of Claims are paid until all senior classes have received payment in full.  In the event that available assets are insufficient to pay all members of such class in full, then each member of the class shares on a pro rata basis.

The Debtors believe that the primary advantage of the Plan over a chapter 7 liquidation is that Creditors will likely receive more under the Plan than they would in a chapter 7 case, at least by the amount of the additional administrative expenses likely to be incurred in such chapter 7 case. Because the Plan contemplates that (i) the Bankruptcy Court’s involvement will diminish substantially after the Effective Date, and (ii) the process of Claims resolution will proceed without the necessity for additional investigation by a chapter 7 trustee and its separate and new professionals, the Plan offers the opportunity to avoid additional administrative costs and the resulting delay which would result from a chapter 7 liquidation.  The Debtors believe that the Plan will result in lower total administrative costs, and thus higher recoveries for creditors than would the liquidation of the Debtors assets under chapter 7 of the Bankruptcy Code.  More importantly, the Debtors’ familiarity and knowledge of the assets as well as the history related to the substantial claims it has filed against third parties in the bankruptcy court, are likely to result in a greater degree of success in maximizing the value of the Debtors’ remaining assets.

The Debtors believe that in the event of liquidation under chapter 7, the holders of Priority Claims, Unsecured Claims and existing equity interests would receive no distribution with respect to their claims by virtue of the Bank’s and the NCFE Entities’ senior security interests which encumber all of the Debtors’ assets.  In contrast, under the Plan, all Allowed Priority Claims and Allowed Tax Claims, as well as Claims in Classes A-2, A-5, B-2, B-5, C-2, and C-5 will be paid in full, and the holders of Unsecured Claims in Classes A-4, B-4, and C-4 will receive a significant distribution that would not otherwise be available in a chapter 7 case.  As set forth in the table attached hereto as Exhibit F(3), each member of a Class of Claims and Interests established under the Plan will receive money or property of a value which is greater or equal to that which it would receive in a chapter 7 liquidation.

Thus, the Proponents believe the Plan satisfies the best interests of creditors test, and, indeed, that the Plan is in the “best interests of creditors.”

4.                                      Objections to Plan; Confirmation Hearing; Implementation of Plan

As noted above, the Debtors will seek to confirm the Plan pursuant to Section 1129(b) of the Bankruptcy Code, which provides that the Plan may be confirmed even though it has not been accepted by each Class of impaired Claims or Interests if the Bankruptcy Court finds, among other things, that the Plan does not discriminate unfairly and is fair and equitable to each impaired Class of Claims or Interests which did not vote to accept the Plan.  In addition, to

(3)  The Debtors are completing their liquidity analysis and will file their liquidity analysis no later than five (5) days before the Disclosure Statement Hearing.

confirm the Plan, the Bankruptcy Code requires that the Court make a series of determinations concerning the Plan, including that: (i) the Plan has classified Claims and Interests in a permissible manner; (ii) the Plan complies with the technical requirements of chapter 11 of the Bankruptcy Code; (iii) the Debtors have proposed the Plan in good faith; and (iv) the disclosures concerning the Plan have been adequate and have included information concerning all payments made or promised in connection with the Plan and the chapter 11 Cases, as well as the identity and affiliations of, and compensation to be paid to all officers, directors and other insiders.  Also, as noted above, the Bankruptcy Code also requires that the Plan be accepted by the requisite votes of holders of Claims, that the Plan be feasible, and that confirmation of the Plan be in the “the interest” (absent unanimity) of the holders of each impaired Class of Claims or Interests.  The Debtors believe that all of these conditions necessary to confirm the Plan have been met or will be met and will seek a ruling of the Court to this effect at the Confirmation Hearing.

The CONFIRMATION HEARING will be held by the Honorable Stan Bernstein, United States Bankruptcy Judge, on April 30, 2004, at 10:00 a.m., in the United States Bankruptcy Court, Eastern District Of New York, Long Island Federal Courthouse, 290 Federal Plaza, Central Islip, NY 11722-4437.  At that hearing, the Bankruptcy Court will decide whether the Plan should be confirmed, and will hear and decide any and all OBJECTIONS TO THE PLAN.  Any creditor, or other party in interest who wishes to object to confirmation of the Plan, OR TO THE CLASSIFICATION OF CLAIMS AND INTERESTS provided in the Plan, must, not later than 4:00 p.m. on April     , 2004, file an objection with the Clerk’s Office, United States Bankruptcy Court, Eastern District Of New York, Long Island Federal Courthouse, 290 Federal Plaza, Central Islip, NY 11722-4437, and serve a copy of the objection on counsel to the Debtors, Paul D. Moore, Esq., Duane Morris LLP, 470 Atlantic Avenue, Suite 500, Boston, MA  02210.

Any objections to the Plan which are not filed and served by the above date may not be considered by the Bankruptcy Court.  Any person or entity who files an objection to confirmation of the Plan or to the classification of Claims and Interests provided in the Plan must also attend the Confirmation Hearing, either in person or through counsel.

If the Plan is confirmed, its provisions will bind the Estates and any and all entities, including all of the Debtors’ creditors and shareholders, whether or not the Claim or Interest of such creditor or shareholder is impaired under the Plan and whether or not the creditor or shareholder has, either individually or by a Class, voted to accept the Plan.

5.                                      Certain Tax Consequences of the Plan

The following is a general summary of certain significant federal income tax consequences of the Plan for the Debtors’ creditors.  The following summary may assist the Debtors and creditors in evaluating the effect U.S. federal income taxes may have and the financial condition of the Reorganized Debtors if the Plan is consummated.  This summary does not address the federal income tax consequences to (i) creditors whose Claims are entitled to reinstatement or payment in full in Cash, or are otherwise unimpaired under the Plan [(e.g., holders of Class 1 Priority Claims, Class 3 Miscellaneous Secured Claims and Class 5 Subsidiary Equity Interests)—are these correct?] and (ii) holders of Equity Interests or Claims which are extinguished without a distribution in exchange thereof (e.g., holders of Class 7 Existing Med Equity Interests).

This summary does not discuss all aspects of federal income taxation that may be relevant to or creditors, particularly to creditors subject to special treatment under the federal income tax laws, such as tax-exempt entities, broker-dealers, mutual funds, insurance companies, small business investment companies, regulated investment companies, foreign corporations or individuals who are not citizens or residents of the United States.  This summary also does not address the tax consequences to the Bank or NCFE due to their unique positions with respect to the Debtors.  Except as expressly stated below, this discussion does not address any state, local or foreign tax matters.

This discussion is based upon information received from various sources and has not been audited or verified.  Any material inaccuracies in the information may affect the stated conclusions regarding the tax consequences of the Plan.  This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations (including temporary regulations) promulgated thereunder, judicial authorities and current administrative rulings, all as in effect on the date hereof and all of which are subject to change (possibly with retroactive effect) by legislation, administrative action or judicial decision.

This discussion is only an overview of significant tax issues that may be expected to apply.  There are additional rules and special circumstances that may change their application and results (e.g., we are not discussing the tax consequences from the distribution or liquidation of certain non-core assets).  Moreover, the tax consequences of certain aspects of the Plan are uncertain because of the lack of applicable legal precedent.  FOR THE FOREGOING REASONS, CREDITORS ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES (FEDERAL, STATE, LOCAL AND FOREIGN) TO THEM OF THE PLAN.  THE DEBTORS ARE NOT MAKING ANY REPRESENTATIONS REGARDING THE PARTICULAR TAX CONSEQUENCES OF THE CONFIRMATION AND CONSUMMATION OF THE PLAN AS TO ANY CREDITOR, NOR ARE THE DEBTORS OR THEIR COUNSEL RENDERING ANY FORM OF LEGAL OPINION AS TO SUCH TAX CONSEQUENCES.

Because of the complexity of the transactions contemplated by the Plan, the differences in the nature of the Claims of the various creditors, their taxpayer status and methods of accounting and prior actions taken by creditors with respect to their Claims, the described tax consequences are subject to significant uncertainties and variations in their application.  The Debtors have not received an opinion of counsel or a ruling from the IRS as to the consequences of the Plan and do not intend to seek a ruling from the IRS or opinion of counsel with respect thereto.  There can be no assurance the treatment discussed below may be accepted by the IRS.

(a)                                  Federal Income Tax Consequences to Holders of Claims

The federal income tax consequences of the implementation of the Plan to a creditor may depend upon a number of factors, including whether the creditor is deemed to have participated in an exchange for federal income tax purposes, the type of consideration received by the creditor in exchange for its Allowed Claim, and whether the creditor reports the income on the accrual basis.

In general, holders of Claims who receive Cash should recognize gain or loss in an amount equal to the difference between (i) the Cash received and (ii) its adjusted tax basis in the Claim.

Where gain or loss is recognized by a holder of a Claim, the character of such gain or loss as long-term or short-term capital gain or loss or as ordinary income or loss will be determined by a number of factors, including the tax status of the holder, whether the Claim constitutes a capital asset in the hands of the holder and how long it has been held, whether the Claim was acquired at a market discount or for the sale of inventory, and whether and to what extent the holder had previously claimed a bad debt deduction.

To the extent that any amount received by a holder of a Claim under the Plan is attributable to accrued interest not previously included in the holder’s gross income, such amount should be taxable to the holder as interest income.  Conversely, a holder of a Claim may be able to recognize a deductible loss (or, possibly, a write-off against a reserve for bad debts) to the extent that any accrued interest on such holder’s Claim was previously included in the holder’s gross income but was not paid in full by Debtors.  Such loss may be ordinary, but the tax law is unclear on this point.  The extent to which the consideration received by a holder of a Claim will be attributable to accrued interest on the obligations constituting such Claim is unclear.

(b)                                  The Creditors’ Trusts.

Classification of the Creditors’ Trusts.

On February 1, 1999, proposed Treasury Regulation section 1.468B-9 (the “Proposed Regulation”) was promulgated which set forth rules relating to the tax treatment of certain escrow funds which constitute “disputed ownership funds.”  In general, a disputed ownership fund is an escrow account, trust, or fund that is not a “qualified settlement fund” (as such term is defined in Treasury Regulation section 1.468B-1(c)) and is established to hold money or property subject to conflicting claims, is subject to continuing jurisdiction of a court, and the money or property of which cannot be paid or distributed to the claimants or transferor without approval of the court.  The Proposed Regulation is proposed to be effective for disputed ownership funds established after the date the Proposed Regulation is published as final in the Federal Register.  However, under the Proposed Regulation, with respect to a disputed ownership fund established after August 16, 1986, but on or before the date of final publication in the Federal Register, the IRS will not challenge a reasonable, consistently applied method of taxation for income earned by the fund, transfers to the fund, and distributions made by the fund.

According to the Plan, the Creditors’ Trusts will be subject to the continuing jurisdiction of the Bankruptcy Court and the property transferred to each such trust can be distributed only with the approval of the Bankruptcy Court.  Moreover, according to the Plan, each trust is established for the benefit of the holders of particular Claims.  The holders of such Claims have asserted conflicting claims of ownership of, or a legal or equitable interest in, certain assets of the Debtors, and thus, such assets should be considered “disputed property” within the meaning of the Proposed Regulation.  Although not free from doubt, the Debtors believe that each Creditors’ Trust constitutes a disputed ownership fund under the Proposed Regulation.  The Plan and related documents will authorize and obligate the respective Trustees to file appropriate tax returns and pay any tax due as a result of any taxable income earned in the respective trust out of the trust estate.

For federal income tax purposes, a disputed ownership fund generally is treated as the owner of the assets it holds.  It is treated as a qualified settlement fund if all of the assets transferred to the disputed ownership fund by or on behalf of the transferors are passive assets, such as cash, cash equivalents or debt obligations.  Under section 1.468B-2 of the final regulations, a qualified settlement fund is taxable on its modified gross income at the maximum federal income tax rate for trusts.  In general, the modified income of a qualified settlement fund should not include amounts transferred by a debtor to the qualified settlement fund to resolve or satisfy a liability for which the trust was established and takes into account deductions for costs of administration of the trust.  In all other cases the disputed ownership fund is treated as a C corporation, except to the extent that the provisions of the Proposed Regulation directs otherwise, including, in general: (i) property transferred to a disputed ownership fund by, or on behalf of, the transferors should be excluded from the gross income of the fund; (ii) distributions to claimants by the fund will not be taxable events to the fund; and (iii) the fund will not be allowed a deduction for distributions to, or on behalf of, a claimant.

Pursuant to the Plan, the CDSI Creditors’ Trust and the CCS Creditors’ Trust will receive only the CDSI Note and CCS Note, respectively.  Such notes should be treated as passive assets and, thus, both trusts should be taxable as qualified settlement funds.  Pursuant to the Plan, the CCG Creditors’ Trust will receive the CCG Note, as well as the CCG Recovery Rights.  It is unlikely that the CCG Recovery Rights would be considered passive assets, and thus, although not free from doubt, the CCG Creditors’ Trust should be taxed as a C corporation (with the exceptions noted above).  Although the Creditors’ Trusts have been structured with the intention of qualifying as “disputed ownership funds” under the Proposed Regulation, it is possible that the IRS could require a different characterization of the trusts, which could result in different and possibly greater tax liability to the Creditors’ Trusts and/or the holders of Class A-4, Class B-4 and Class C-4 Claims.  No ruling has been or will be requested from the IRS concerning the tax status of the Creditors’ Trusts and there can be no assurance the IRS will not require an alternative characterization of the Creditors’ Trusts.  If the Creditors’ Trusts were determined by the IRS to be taxable not as a disputed ownership funds, the taxation of the Creditors’ Trusts and the treatment of the holders of Class A-4, Class B-4 and Class C-4 Claims could be materially different than is described herein (including requiring holders of Class A-4, Class B-4 and Class C-4 Claims to report their allocable share of net income or gain realized by the respective Creditors’ Trust in each taxable year whether or not they received any distributions from the Trust) and could have a material adverse effect on the holders of such Class A-4, Class B-4 and Class C-4 Claims.

Tax Reporting.

The Trustee of each Creditors’ Trust shall file (or cause to be filed) any statements, returns or disclosures relating to such trust that are required by any governmental unit or applicable law.

The Trustee of each Creditors’ Trust shall be authorized to collect tax and fiscal information from the trust claimants (including, without limitation, social security numbers and/or other tax identification numbers) as it in its sole discretion deems necessary to effectuate the Plan, and the Confirmation Order expressly shall provide this authority.  Failure by any such trust claimant to furnish such information in a timely fashion will cause a waiver of some or all of such trust claimant’s rights (if any) under the Plan and the Confirmation Order.

(c)                                  Backup Withholding and Reporting.

The Debtors will withhold all amounts required by law to be withheld from payments made pursuant to the Plan. The Debtors will comply with all applicable reporting requirements of the Tax Code.

6.                                      Interest and Original Issue Discount on the New Senior Secured Term Notes

Pursuant to the Plan, the New Senior Secured Term Notes, issued in respect of Class 2 Pre-petition Lender Claims, generally should provide for regularly scheduled principal and interest payments at a rate of interest as set forth in the Plan.  Stated interest on the New Senior Secured Term Notes should be includable in income by the holder in accordance with such holder’s method of accounting.

In addition, under certain circumstances, the holder of the New Senior Secured Term Notes may be required to recognize imputed interest to the extent that the New Senior Secured Term Notes are issued with OID.  In general, a debt instrument is treated as having OID to the extent its “stated redemption price at maturity” exceeds its “issue price.”  The “issue price” of the New Senior Secured Term Notes should depend upon whether they (or the claims exchanged therefor) are publicly traded (i.e., on an “established securities market” during the sixty-day period ending thirty days after the Effective Date).  If they are not so traded, the issue price of the New Senior Secured Term Notes generally should be its stated principal amount.  It is anticipated that the New Senior Secured Term Notes will not be publicly traded and they are not being exchanged for publicly traded property (i.e., the. Class 2 Pre-petition Lender Claim).

In general, if the New Senior Secured Term Notes are treated as issued with OID, holders of Class 2 Pre-petition Lender Claims should be required to accrue the OID, and include such amount in gross income as interest, over the term of such note based on the constant interest method.  Under such circumstances, the holders generally should be required to include amounts in gross income in advance of the payment of Cash in respect of such income.  Each holder’s tax basis in the New Senior Secured Term Notes should be increased by the amount of any OID included in income and reduced by any Cash payments (other than payment of stated interest) made with respect to the note.

THE FOREGOING SUMMARY HAS BEEN PROVIDED FOR INFORMATIONAL PURPOSES ONLY.  ALL HOLDERS OF CLAIMS ARE URGED TO CONSULT THEIR TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL, AND OTHER TAX CONSEQUENCES APPLICABLE UNDER THE PLAN.

F.                                      Executory Contracts and Unexpired Leases, Retiree Benefits; Post-Confirmation Fees and Final Decree

1.                                      Executory Contracts and Unexpired Leases to be Assumed

All executory contracts and unexpired leases of the Debtors set forth in Exhibit “5” hereto shall be assumed pursuant to the provisions of sections 365 and 1123 of the Code.  Such assumed executory contracts and unexpired leases shall, as of the Effective Date, vest in the corresponding Reorganized Debtor.  The amounts to be paid by the Debtors to “cure” (for purposes of § 365(b) of the Code) any arrearages or defaults under the contracts and leases to be assumed under this section are specified in Exhibit “5.”  If no amount is specified for a particular contract or lease identified in Exhibit “5,” such amount shall be deemed to be zero dollars ($0).  The Debtors reserve the right to modify Exhibit “5” to remove any of the contracts or leases, thereby causing the rejection of such contract or lease pursuant to section VI.C of the Plan, by filing a written election not less than five (5) days prior to the Confirmation Hearing and serving such election on the parties to such contract or lease.  Any anti-assignment provision(s) in an executory contract or unexpired lease identified in Exhibit “5” that is inconsistent with sections 365(e) and (f) of the Code, shall be of no force and effect following the Effective Date.

2.                                      Cure Amounts

Amounts due under section 365(b)(1)(A) of the Code with respect to any executory contract or unexpired lease assumed pursuant to section VI.A hereof shall be paid by the Reorganized Debtors in full, in Cash, on the Effective Date (except for amounts due under any contracts and leases that were assumed by the Debtors prior to the Confirmation Date, which amounts shall be paid in accordance with the Court’s order(s) authorizing such assumption – any unpaid obligations to cure arrearages under such contracts or leases over time shall become obligations of the Reorganized Debtors if they have not otherwise been paid or assigned to a third party prior to the Effective Date); provided, however, that as to any disputed portion of such cure amounts, payment shall be made on or as soon as practicable after such disputed portion is resolved by Final Order.

3.                                      Rejection of All Other Executory Contracts

All executory contracts and unexpired leases of the Debtors other than those described in section VI.A hereof are rejected pursuant to the Plan and the Confirmation Order.

4.                                      Proofs of Claim With Respect to Rejection Damages

Pursuant to the terms of the Confirmation Order and Bankruptcy Rule 3002(c)(4), and except as otherwise ordered by the Court, a proof of claim for each Claim arising from the rejection of an executory contract or unexpired lease shall be filed with the Court no later than thirty (30) days after the later of (i) the date of the entry of a Final Order approving such rejection, and (ii) the Confirmation Date, or such Claim shall be forever barred.  All Claims for damages arising from the rejection of an executory contract or unexpired lease shall be included in Class A-4 (for contracts and leases which pertain to CDSI), Class B-4 (for contracts and leases which pertain to CCG), or Class C-4 (for contracts and leases which pertain to CCS) and any Allowed Claim arising therefrom shall be treated in accordance with Article IV of the Plan.

5.                                      Compensation and Benefit Programs

Except as otherwise provided in the Plan, all employment and severance practices and policies, and all compensation and benefit plans, policies, and programs of the Reorganized Debtors applicable to their directors, officers or employees, including, without limitation, all savings plans, retirement plans, health care plans, severance benefit plans, incentive plans, workers’ compensation programs and life, disability and other insurance plans are treated either as executory contracts pursuant to the Plan, or as permitted under applicable non-bankruptcy law.

6.                                      Retiree Benefits

Payment of any Retiree Benefits shall be continued solely to the extent, and for the duration of the period, the Debtors are contractually or legally obligated to provide such benefits, subject to any and all rights of the Debtors under applicable law.

G.                                    Provisions Regarding Releases and Discharge

1.                                      Discharge.  The rights afforded under the Plan and the treatment of Claims and Interests under the Plan shall be in exchange for and in complete satisfaction, discharge, and release of all Claims against the Debtors, including any interest accrued on Claims from the Petition Date.  Except as expressly provided in the Confirmation Order, as of the Effective Date, pursuant to section 1141 of the Bankruptcy Code, the Debtors, the Estates, and the Reorganized Debtors shall be discharged from all Claims or other debts that arose before the Confirmation Date and all debts of the kind specified in sections 502(g), 502(h), or 502(i) of the Bankruptcy Code, whether or not (i) a proof of Claim based on such debt is filed or deemed filed pursuant to section 501 of the Bankruptcy Code, (ii) a Claim based on such debt is allowed pursuant to section 502 of the Bankruptcy Code, or (iii) the holder of a Claim based on such debt has accepted the Plan.  The Creditors’ Trusts and holders of any Claims against the Debtors that arose before the Confirmation Date shall not have any right to assert any claim or cause of action against the Reorganized Debtors except to enforce the terms and provisions of this Plan.

2.                                      Releases of Claims.  The treatment of the Claims of the NCFE Entities and the Bank under the Plan represents the product of extensive negotiations between the Debtors, the NCFE Entities, and the Bank and embodies an agreement reached between the parties.  In exchange for the treatment of the NCFE Entities’ Claims (which have been assigned to the Bank) as set forth in the Plan, the Debtors and the Estates release the NCFE Entities, the TLC Debtors, and the Bank from any and all manner of action and actions, cause and causes of action, debts, demands, suits, disputes, breaches of contracts, controversies, damages, accounts, disgorgement rights, executions, and any claims or other remedies, whether now known or unknown, suspected or unsuspected, past, present or future, asserted or unasserted, contingent or liquidated, whether in contract, in tort or otherwise, at law or in equity, which the Debtors and/or the Estates ever had or now have, claim to have had, or hereafter can, shall or may claim to have against the NCFE Entities, the TLC Debtors, and the Bank.

In exchange for the treatment of the Debtors’ claims asserted in the bankruptcy cases of the NCFE Entities and the TLC Debtors, and the foregoing releases, the NCFE Entities and the TLC Debtors release the Debtors, the Estates, and the Bank (collectively, the “Released Parties”) from any and all manner of action and actions, cause and causes of action, debts, demands, suits, disputes, breaches of contracts, controversies, damages, accounts, disgorgement rights, executions, and any claims or other remedies, whether now known or unknown, suspected or unsuspected, past, present or future, asserted or unasserted, contingent or liquidated, whether in contract, in tort or otherwise, at law or in equity, which the NCFE Entities or the TLC Debtors ever had or now have, claim to have had, or hereafter can, shall or may claim to have against the Released Parties.

Confirmation of the Plan shall constitute Court approval of the compromises reflected in the Plan.  The releases contained in section VIII.B of the Plan shall become effective on the Effective Date.

3.                                      Limitation of Liability.  Neither (a) the Debtors, nor any of its employees, officers, or directors employed as of the Effective Date, (b) the Committee, or its members acting solely in such capacity, or (c) the Facilitator, nor any professional persons employed by any of the foregoing during the pendency of this case, shall have or incur any liability to any person or entity for any act taken or omission made in good faith in connection with, or relating to, the Chapter 11 Case, any possible disposition of the Debtor’s assets, or to negotiating, formulating, implementing, confirming, or consummating the Plan, the Disclosure Statement, or any contract instrument, security, release, or other agreement, instrument, or document created in connection with the foregoing, except for willful misconduct or gross negligence.

H.                                    Retention of Jurisdiction

The Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of, and related to, the chapter 11 Case and the Plan pursuant to, and for the purposes of, Sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following purposes:

1.                                      Allowance of Claims.  To hear and determine the allowance of all Claims and Interests upon objections to any such Claims or Interests;

2.                                      Executory Contract Proceedings.  To act with respect to proceedings regarding the assumption, assignment or rejection of any executory contract or unexpired lease of the Debtors pursuant to sections 365 and 1123 of the Code and Article VI of the Plan, and to determine the allowance and proper classification of any Claims arising from the resolution of any such proceedings;

3.                                      Plan Interpretation.  To resolve controversies and disputes regarding the interpretation of the Plan, the Confirmation Order, the Creditors’ Trust Agreements, and the Litigation Trust Agreement;

4.                                      Plan Implementation.  To implement and enforce the provisions of the Plan, the Confirmation Order, the Creditors’ Trust Agreements, and the Litigation Trust Agreement, and otherwise to enter orders in aid of confirmation and implementation of the Plan, including, without limitation, appropriate orders to protect the Reorganized Debtors, the Creditors’ Trusts, and the Litigation Trust from any action or other proceeding that may be initiated by any Creditor or Interest Holder.  Upon the request of an interested party, the Court may resolve an objection to the payment of professional fees or other administrative costs paid from the Creditors’ Trusts on the ground that they are unreasonable or inconsistent with the requirements of the Code.  All requests for payment of fees by professionals employed by the Creditors’ Trusts shall be served (with a 15-day period to object) on each of the members of the Committee (as constituted on the Confirmation Date) and the Office of the United States Trustee.  If no objection is received by the applicable Creditors’ Trust Trustee within the 15-day period, the Creditors’ Trust Trustee may pay the fees without the need for further review or approval of the Court.  If an objection to professional fees incurred by the Creditors’ Trusts is received within the 15-day period, the applicable Creditors’ Trust Trustee shall schedule a Court hearing to resolve the objection.  All fees and expenses of administration and representation of the Creditors’ Trusts shall be paid from the assets of the applicable Creditors’ Trust after approval as specified above;

5.                                      Plan Modification.  To modify the Plan pursuant to section 1127 of the Code and the applicable Bankruptcy Rules;

6.                                      Adjudication of Controversies.  To adjudicate such contested matters and adversary proceedings as may be pending or subsequently initiated in the Court including, but not limited to, actions relating to the CCG Recovery Rights or the Litigation Trust Claims, pending litigation matters, objections to Claims, or actions relating to taxes brought by the Creditors’ Trusts, the Litigation Trust, or the Reorganized Debtors;

7.                                      Injunctive Relief.  To issue any injunction or other relief appropriate to implement the intent of the Plan, and to enter such further orders enforcing any injunctions or other relief issued under the Plan or pursuant to the Confirmation Order;

8.                                      Correct Minor Defects.  To correct any defect, cure any omission or reconcile any inconsistency or ambiguity in the Plan, the Confirmation Order or any document executed or to be executed in connection therewith, including, without limitation, the CCG Creditors’ Trust Agreement, the Creditors’ Trust Agreements, and the Litigation Trust Agreement, as may be necessary to carry out the purposes and intent of the Plan, provided that the rights of any holder of an Allowed Claim or Allowed Interest are not materially and adversely affected thereby;

9.                                      Post-Confirmation Orders Regarding Confirmation.  To enter and implement such orders as may be appropriate in the event the Confirmation Order is, for any reason, stayed, reversed, revoked, modified or vacated; and

10.                               Final Decree.  To enter a final decree closing the Case.

I.                                         RECOMMENDATION

The Debtors believe that the Plan provides for the fair and equitable treatment of the Debtors’ creditors and shareholders, and other entities, and therefore recommend that all entities entitled to vote thereon vote to accept the Plan.

Dated: March 5, 2004

CHARTWELL DIVERSIFIED
SERVICES, INC.
	By:	/s/ Roy Serpa, President
Name: Roy Serpa
Title: President

CHARTWELL CARE GIVERS,
INC.

	By:	/s/ Roy Serpa, President
Name: Roy Serpa
Title: President

CHARTWELL COMMUNITY
SERVICES, INC.

	By:	/s/ Roy Serpa, President
Name: Roy Serpa
Title: President

EXHIBIT C

Chartwell Diversified Services Inc.
Reporting Period:  Pre-Petition
Case No. 02-88565
Statement of Operations-Restated

	Pre Merger	Post Merger	Cumulative	Pre Merger By Category
	Total	Total	Pre Petition	Payroll	Insurance	Prof Fees	Travel	Office
Revenues
Revenues	$1,564,601	$803,937	$2,368,538
Less: Returns & Allowances	—	—	—
Net Revenue	$1,564,601	$803,937	$2,368,538

Operating Expenses
Salaries	$2,453,763	$9,889,563	$12,343,326	2,453,763
Overtime	520	9,246	9,766	520
Incentive Comp/Bonus	2,613,732	1,214,962	3,828,694	2,613,732
Commissions	1,335	1,200	2,535	1,335
Non Cash Comp	—	696,988	696,988	0
PTO	310,356	456,177	766,533	310,356
On-call	2,558	2,728	5,286	2,558
Payroll Taxes	189,065	767,151	956,216	189,065
Fringe Benefits	1,393,825	775,124	2,168,949		1,393,825
Worker Comp	55,157	48,124	103,281		55,157
Contract Labor	75,942	—	75,942	75,942
Recruiting/Retention	52,091	302,275	354,366					52,091
Employee Physical	—	—	—
Health Screens	—	249	249
Education	1,641	8,668	10,309					1,641
Travel	405,997	1,916,769	2,322,766				405,997
Mileage	—	10,915	10,915
Cell Phones/Pagers	20,792	58,394	79,186					20,792
Subcontract Fees	—	—	—
General/Professional Insurance	491,500	730,020	1,221,520		491,500
Repairs & Maintenance	8,316	53,430	61,746					8,316
License Fees & Permits	17,724	16,584	34,308					17,724
Dues/Subscriptions	17,351	31,781	49,132					17,351
Waste Removal	—	11,184	11,184					—
Printing	12,688	162,979	175,667					12,688
Office Supplies	37,215	97,021	134,236					37,215
Computer Supplies	8,650	38,205	46,855					8,650
Leased Telephone Lines	42,628	230,843	273,471					42,628
Leased Assets	21,050	67,647	88,697					21,050
Rent	233,581	291,782	525,363					233,581
Utilities	19,343	3,231	22,574					19,343
Telephone	97,069	162,898	259,967					97,069
Advertising	535	3,419	3,954					535
Public Relations	—	15,391	15,391
Contributions	—	—	—
Promotion/Entertainment	13,930	61,903	75,833				13,930

1

Chartwell Diversified Services Inc.
Reporting Period:  Pre-Petition
Case No. 02-88565
Statement of Operations-Restated

	Pre Merger	Post Merger	Cumulative	Pre Merger By Category
	Total	Total	Pre Petition	Payroll	Insurance	Prof Fees	Travel	Office
Meetings/Conventions	13,544	53,785	67,329				13,544
Training/Seminars	7,781	3,086	10,867					7,781
Janitorial	—	867	867
Meals	8,947	46,348	55,295				8,947
Postage	24,907	41,148	66,055					24,907
Couriers	22,455	125,747	148,202					22,455
Advisory Board	—	17,450	17,450
Accounting Fees	413,379	1,985,954	2,399,333			413,379
Professional Fees	888,622	16,625,422	17,514,044			888,622
Consulting Fees	696,458	1,906,580	2,603,038			696,458
Interpreter Expense	235	327	562					235
Collection Expense	—	13	13
Answering Service	—	—	—
Payroll Services	457,866	823,598	1,281,464					457,866
Bank Charges	2,158	36,314	38,472					2,158
Security	—	(378)	(378)
Property Tax	—	27,719	27,719
Use Tax Expense	3,645	131	3,776					3,645
Franchise Tax	9,631	13,000	22,631					9,631
Miscellaneuous Operating Expenses	220,994	3,711,103	3,932,097					220,994
Trustee Fees	—	—	—
Restructuring — EBITDA	—	—	—
Bad Debt Expense	—	—	—
Total Operating Expenses	$11,368,976	$43,555,065	$54,924,041	5,647,271	1,940,482	1,998,459	442,418	1,340,346

Profit (Loss) before Other Income & Expenses	$(9,804,375)	$(42,751,128)	$(52,555,503)

Other Income & Expenses				Depn/Amort	Interest	Tax/Other

Depreciation/Amortization	64,470	136,677	201,147	64,470
Amortization-Other Assets	8,000	3,799,992	3,807,992	8,000
Other Income	(126)	—	(126)			(126)
Interest Expense	467,877	7,982,204	8,450,081		467,877
Other Expense	—	—	—
Home office Allocation	—	—	—
Interest Income	(4,486)	(7,749)	(12,235)		(4,486)
Other	1,434,641	511,381	1,946,022			1,434,641
Income Tax Expense	(1,375,275)	(13,942)	(1,389,217)			(1,375,275)
			—
Profit (Loss)	$(10,399,476)	$(55,159,691)	$(65,559,167)	72,470	463,391	59,240

2

Chartwell Diversified Services Inc.
Reporting Period:  Pre-Petition
Case No. 02-88565
Statement of Operations-Restated

	Post Merger By Category
	Payroll	Insurance	Prof Fees	Travel	Office
Revenues
Revenues
Less: Returns & Allowances
Net Revenue

Operating Expenses

Salaries	9,889,563
Overtime	9,246
Incentive Comp/Bonus	1,214,962
Commissions	1,200
Non Cash Comp	696,988
PTO	456,177
On-call	2,728
Payroll Taxes	767,151
Fringe Benefits		775,124
Worker Comp		48,124
Contract Labor	0
Recruiting/Retention					302,275
Employee Physical					—
Health Screens					249
Education					8,668
Travel				1,916,769
Mileage				10,915
Cell Phones/Pagers					58,394
Subcontract Fees
General/Professional Insurance		730,020
Repairs & Maintenance					53,430
License Fees & Permits					16,584
Dues/Subscriptions					31,781
Waste Removal					11,184
Printing					162,979
Office Supplies					97,021
Computer Supplies					38,205
Leased Telephone Lines					230,843
Leased Assets					67,647
Rent					291,782
Utilities					3,231
Telephone					162,898
Advertising					3,419
Public Relations					15,391
Contributions					—
Promotion/Entertainment				61,903

	Total Pre-Petition By Category
	Payroll	Insurance	Prof Fees	Travel	Office
Revenues

Revenues
Less: Returns & Allowances
Net Revenue

Operating Expenses
Salaries	12,343,326
Overtime	9,766
Incentive Comp/Bonus	3,828,694
Commissions	2,535
Non Cash Comp	696,988
PTO	766,533
On-call	5,286
Payroll Taxes	956,216
Fringe Benefits		2,168,949
Worker Comp		103,281
Contract Labor	75,942
Recruiting/Retention					354,366
Employee Physical					—
Health Screens					249
Education					10,309
Travel				2,322,766
Mileage				10,915
Cell Phones/Pagers					79,186
Subcontract Fees					—
General/Professional Insurance		1,221,520
Repairs & Maintenance					61,746
License Fees & Permits					34,308
Dues/Subscriptions					49,132
Waste Removal					11,184
Printing					175,667
Office Supplies					134,236
Computer Supplies					46,855
Leased Telephone Lines					273,471
Leased Assets					88,697
Rent					525,363
Utilities					22,574
Telephone					259,967
Advertising					3,954
Public Relations					15,391
Contributions					—
Promotion/Entertainment				75,833

3

Chartwell Diversified Services Inc.
Reporting Period:  Pre-Petition
Case No. 02-88565
Statement of Operations-Restated

	Post Merger By Category
	Payroll	Insurance	Prof Fees	Travel	Office
Meetings/Conventions				53,785
Training/Seminars					3,086
Janitorial					867
Meals				46,348
Postage					41,148
Couriers					125,747
Advisory Board			17,450
Accounting Fees			1,985,954
Professional Fees			16,625,422
Consulting Fees			1,906,580
Interpreter Expense					327
Collection Expense					13
Answering Service					—
Payroll Services					823,598
Bank Charges					36,314
Security					(378
Property Tax					27,719
Use Tax Expense					131
Franchise Tax					13,000
Miscellaneuous Operating Expenses					3,711,103
Trustee Fees					—
Restructuring - EBITDA					—
Bad Debt Expense					—
Total Operating Expenses	13,038,015	1,553,268	20,535,406	2,089,720	6,338,656

	Total Pre-Petition By Category
	Payroll	Insurance	Prof Fees	Travel	Office
Meetings/Conventions				67,329
Training/Seminars					10,867
Janitorial					867
Meals				55,295
Postage					66,055
Couriers					148,202
Advisory Board			17,450
Accounting Fees			2,399,333
Professional Fees			17,514,044
Consulting Fees			2,603,038
Interpreter Expense					562
Collection Expense					13
Answering Service					—-
Payroll Services					1,281,464
Bank Charges					38,472
Security					(378
Property Tax					27,719
Use Tax Expense					3,776
Franchise Tax					22,631
Miscellaneuous Operating Expenses					3,932,097
Trustee Fees			—
Restructuring - EBITDA			—
Bad Debt Expense
Total Operating Expenses	18,685,286	3,493,750	22,533,865	2,532,138	7,679,002

Profit (Loss) before Other Income & Expenses

Other Income & Expenses	Depn/ Amort	Interest	Tax/Other

Depreciation/Amortization	136,677
Amortization-Other Assets	3,799,992
Other Income
Interest Expense		7,982,204
Other Expense
Home office Allocation
Interest Income		(7,749)
Other			511,381
Income Tax Expense			(13,942)

Profit (Loss)	3,936,669	7,974,455	497,439

4

EXHIBIT D

Chartwell CareGivers Inc.
Case No. 02-88568
Reporting Period:  Pre-Petition
Statement of Operations

				Pre Merger By Category
	Pre Merger Subtotal	Post Merger Subtotal	Cumulative Pre Petition	Payroll	Insurance	Prof Fees	Travel	Office

Revenues
Net Revenues	$36,167,594	$46,367,145	$82,534,739
	—	—	—
Net Revenue	$36,167,594	$46,367,145	$82,534,739

Cost of Goods/Services
Cost of Goods/Services	$22,023,003	$28,289,450	$50,312,453
Cost of Goods Sold	$22,023,003	$28,289,450	$50,312,453

Gross Profit	$14,144,591	$18,077,695	$32,222,286	—	—	—	—	—

Operating Expenses

Salaries	$3,964,461	$5,251,654	$9,216,115	$3,964,461
Overtime	134,131	123,140	257,271	134,131
Incentive Comp/Bonus	123,608	187,107	310,715	123,608
Commissions	137,928	94,466	232,394	137,928
PTO	336,071	354,250	690,321	336,071
On-call	175,921	65,530	241,451	175,921
Payroll Taxes	698,592	535,859	1,234,451	698,592
Fringe Benefits	480,626	1,133,184	1,613,810		480,626
Worker Comp	4,416	17,900	22,316		4,416
Contract Labor	—	—	—	0
Recruiting/Retention	28,814	55,894	84,708					28,814
Employee Physical	2,995	2,905	5,900					2,995
Health Screens	3,840	2,251	6,091					3,840
Education	1,643	1,560	3,203					1,643
Travel	170,680	148,480	319,160				170,680
Mileage	178,699	92,492	271,191				178,699
Cell Phones/Pagers	89,461	95,350	184,811					89,461
Subcontract Fees	300,025	224,584	524,609	300,025
General/Professional Insurance	154,033	653,987	808,020		154,033
Repairs & Maintenance	237,321	207,099	444,420					237,321
License Fees & Permits	164,814	173,464	338,278					164,814
Dues/Subscriptions	5,911	25,953	31,864					5,911
Waste Removal	30,464	70,046	100,510					30,464
Printing	92,310	89,599	181,909					92,310
Office Supplies	208,517	189,206	397,723					208,517
Computer Supplies	13,535	47,099	60,634					13,535
Leased Telephone Lines	28,336	76,524	104,860					28,336
Leased Assets	(35,586)	40,618	5,032					(35,586)
Rent	1,151,978	1,458,214	2,610,192					1,151,978
Utilities	186,422	162,156	348,578					186,422
Telephone	271,248	364,070	635,318					271,248
Advertising	15,375	3,043	18,418					15,375
Public Relations	—	989	989

5

Chartwell CareGivers Inc.
Case No. 02-88568
Reporting Period:  Pre-Petition
Statement of Operations

	Pre Merger	Post Merger	Cumulative	Pre Merger By Category
	Subtotal	Subtotal	Pre Petition	Payroll	Insurance	Prof Fees	Travel	Office

Contributions	1,425	2,600	4,025					1,425
Promotion/Entertainment	23,838	56,496	80,334				23,838
Meetings/Conventions	1,594	4,384	5,978				1,594
Training/Seminars	21,066	11,249	32,315					21,066
Janitorial	18,041	8,729	26,770					18,041
Meals	12,553	17,970	30,523				12,553
Postage	70,868	54,096	124,964					70,868
Couriers	42,530	16,045	58,575					42,530
Advisory Board	2,400	4,429	6,829			2,400
Accounting Fees	77,830	69	77,899			77,830
Legal Fees	—	—	—			—
Professional Fees	16,754	(6,634)	10,120			16,754
Consulting Fees	78,373	8,779	87,152			78,373
Trustee Quarterly Fee	—	—	—
Interpreter Expense	—	75	75
Collection Expense	—	940	940
Answering Service	44,653	44,393	89,046					44,653
Payroll Services	—	—	—					—
Bank Charges	3,397	7,962	11,359					3,397
Security	4,911	5,171	10,082					4,911
Management Fee Expense	2,124	2,484	4,608					2,124
Property Tax	128,366	76,949	205,315					128,366
Use Tax Expense	114,155	3,832	117,987					114,155
Miscellaneuous Operating Expenses	44,267	(640,000)	(595,733)					44,267
Bad Debt Expense	4,763,966	4,628,886	9,392,852					4,763,966
Franchise Tax			—
Total Operating Expenses	$14,829,700	$16,257,577	$31,087,277	5,870,737	639,075	175,357	387,364	7,757,167

Profit (Loss) before Other Income & Expenses	$(685,109)	$1,820,118	$1,135,009
				Depn/Amort	Interest	Other	Tax
Other Income & Expenses
Depreciation/Amortization	447,801	953,488	1,401,289	447,801
Impairment Charges	—	—	—			0
Other Income	(14,076)	(30,063)	(44,139)			(14,076)
Interest Expense	2,022,394	2,490,974	4,513,368		2,022,394
Other Expense	8,931	44,598	53,529			8,931
Home Office Allocation	—	—	—			0
Interest Earned on Accumulated Cash from Ch 11	—	—	—			0
Gain (Loss) from Sale of Equipment	(500)	(2,062)	(2,562)			(500)
Gain on Premium from Allowed Debt	—	(865,489)	(865,489)		0
Re-Organization Expenses	—	—	—
Taxes	(1,259,864)	(6,561)	(1,266,425)				(1,259,864)
			—
Profit (Loss)	$(1,889,795)	$(764,767)	$(2,654,562)	447,801	2,022,394	(5,645)	(1,259,864)	0

2

Chartwell CareGivers Inc.
Case No. 02-88568
Reporting Period:  Pre-Petition
Statement of Operations

	Post Merger By Category
	Payroll	Insurance	Prof Fees	Travel	Office

Revenues
Net Revenues

Net Revenue

Cost of Goods/Services
Cost of Goods/Services
Cost of Goods Sold

Gross Profit	—	—	—	—	—

Operating Expenses

Salaries	$5,251,654
Overtime	123,140
Incentive Comp/Bonus	187,107
Commissions	94,466
PTO	354,250
On-call	65,530
Payroll Taxes	535,859
Fringe Benefits		1,133,184
Worker Comp		17,900
Contract Labor	0
Recruiting/Retention					55,894
Employee Physical					2,905
Health Screens					2,251
Education					1,560
Travel				148,480
Mileage				92,492
Cell Phones/Pagers					95,350
Subcontract Fees	224,584
General/Professional Insurance		653,987
Repairs & Maintenance					207,099
License Fees & Permits					173,464
Dues/Subscriptions					25,953
Waste Removal					70,046
Printing					89,599
Office Supplies					189,206
Computer Supplies					47,099
Leased Telephone Lines					76,524
Leased Assets					40,618
Rent					1,458,214
Utilities					162,156
Telephone					364,070
Advertising					3,043
Public Relations					989

	Total Pre-Petition By Category
	Payroll	Insurance	Prof Fees	Travel	Office

Revenues
Net Revenues

Net Revenue

Cost of Goods/Services
Cost of Goods/Services
Cost of Goods Sold

Gross Profit	—	—	—	—	—

Operating Expenses

Salaries	$9,216,115
Overtime	257,271
Incentive Comp/Bonus	310,715
Commissions	232,394
PTO	690,321
On-call	241,451
Payroll Taxes	1,234,451
Fringe Benefits		1,613,810
Worker Comp		22,316
Contract Labor	0
Recruiting/Retention					84,708
Employee Physical					5,900
Health Screens					6,091
Education					3,203
Travel				319,160
Mileage				271,191
Cell Phones/Pagers					184,811
Subcontract Fees	524,609
General/Professional Insurance		808,020
Repairs & Maintenance					444,420
License Fees & Permits					338,278
Dues/Subscriptions					31,864
Waste Removal					100,510
Printing					181,909
Office Supplies					397,723
Computer Supplies					60,634
Leased Telephone Lines					104,860
Leased Assets					5,032
Rent					2,610,192
Utilities					348,578
Telephone					635,318
Advertising					18,418
Public Relations					989

3

Chartwell CareGivers Inc.
Case No. 02-88568
Reporting Period:  Pre-Petition
Statement of Operations

	Post Merger By Category
	Payroll	Insurance	Prof Fees	Travel	Office

Contributions					2,600
Promotion/Entertainment				56,496
Meetings/Conventions				4,384
Training/Seminars					11,249
Janitorial					8,729
Meals				17,970
Postage					54,096
Couriers					16,045
Advisory Board			4,429
Accounting Fees			69
Legal Fees
Professional Fees			(6,634)
Consulting Fees			8,779
Trustee Quarterly Fee
Interpreter Expense					75
Collection Expense					940
Answering Service					44,393
Payroll Services
Bank Charges					7,962
Security					5,171
Management Fee Expense					2,484
Property Tax					76,949
Use Tax Expense					3,832
Miscellaneuous Operating Expenses					(640,000)
Bad Debt Expense					4,628,886
Franchise Tax
Total Operating Expenses	6,836,590	1,805,071	6,643	319,822	7,289,451
					0

Profit (Loss) before Other Income & Expenses	Depn/Amort	Interest	Other	Tax

Other Income & Expenses

Depreciation/Amortization	953,488
Impairment Charges			0
Other Income			(30,063)
Interest Expense		2,490,974
Other Expense			44,598
Home Office Allocation			0
Interest Earned on Accumulated Cash from Ch 11			0
Gain (Loss) from Sale of Equipment			(2,062)
Gain on Premium from Allowed Debt		(865,489)	0
Re-Organization Expenses
Taxes				(6,561)

Profit (Loss)	953,488	1,625,485	12,473	(6,561)	0

	Total Pre-Petition By Category
	Payroll	Insurance	Prof Fees	Travel	Office

Contributions					4,025
Promotion/Entertainment				80,334
Meetings/Conventions				5,978
Training/Seminars					32,315
Janitorial					26,770
Meals				30,523
Postage					124,964
Couriers					58,575
Advisory Board			6,829
Accounting Fees			77,899
Legal Fees			—
Professional Fees			10,120
Consulting Fees			87,152
Trustee Quarterly Fee			—
Interpreter Expense					75
Collection Expense					940
Answering Service					89,046
Payroll Services					—
Bank Charges					11,359
Security					10,082
Management Fee Expense					4,608
Property Tax					205,315
Use Tax Expense					117,987
Miscellaneuous Operating Expenses					(595,733)
Bad Debt Expense					9,392,852
Franchise Tax
Total Operating Expenses	12,707,327	2,444,146	182,000	707,186	15,046,618

Profit (Loss) before Other Income & Expenses

Other Income & Expenses

Depreciation/Amortization	1,401,289
Impairment Charges
Other Income			(44,139)
Interest Expense		4,513,368
Other Expense			53,529
Home Office Allocation
Interest Earned on Accumulated Cash from Ch 11
Gain (Loss) from Sale of Equipment			(2,562)
Gain on Premium from Allowed Debt		(865,489)
Re-Organization Expenses
Taxes				(1,266,425)

Profit (Loss)	1,401,289	3,647,879	6,828	(1,266,425)	0

4

EXHIBIT E

Chartwell Community Services

Case No.02-88570

Reporting Period: Pre-Petition

				Pre Merger By Category
Month Ended Statement of Operations	Pre Merger Subtotal	Post Merger Subtotal	Cumulative Pre Petition	Payroll	Insurance	Prof Fees	Travel	Office

Revenues
Revenues	$50,861,532	$77,574,068	$128,435,600
Less: Contractual Allowance	—	—	—
Net Revenue	$50,861,532	$77,574,068	$128,435,600

Cost of Services

Payroll	$39,958,886	$61,243,939	$101,202,825
			—
Cost of Services	$39,958,886	$61,243,939	$101,202,825

Gross Profit	$10,902,646	$16,330,129	$27,232,775

Operating Expenses

Salaries	$2,471,199	$4,458,521	$13,859,440	2,471,199
Overtime	85,530	157,757	243,287	85,530
Incentive Comp/Bonus	187,516	249,047	436,563	187,516
Executive Compensation — Non Cash	—	125,750	125,750	0
Commissions	—	—	—	0
PTO	258,342	438,545	696,887	258,342
On-call	70,270	49,343	119,613	70,270
Payroll Taxes	281,856	389,645	671,501	281,856
Fringe Benefits	211,924	293,937	505,861		211,924
Worker Comp	—	213,686	213,686		—
Contract Labor	66,993	37,292	104,285	66,993
Payroll Purchase Services	—	180	180
Recruiting/Retention	15,370	85,487	100,857					15,370
Health Screens	38,360	115,191	153,551					38,360
Education	2,650	1,652	4,302					2,650
Travel	218,347	162,342	380,689				218,347
Mileage	45,545	52,475	98,020				45,545
Cell Phones/Pagers	73,436	74,184	147,620					73,436
Subcontract Fees	—	—	—
General/Professional Insurance	146,689	567,638	714,327		146,689
Repairs & Maintenance	43,252	50,002	93,254					43,252
Repairs & Maintenace — Building	14,360	9,382	23,742					14,360
License Fees & Permits	15,402	25,706	41,108					15,402
Dues/Subscriptions	21,236	8,689	29,925					21,236
Waste Removal	839	2,322	3,161					839
Printing	38,405	130,688	169,093					38,405
Office Supplies	138,908	145,096	284,004					138,908
Computer Supplies	12,778	19,199	31,977					12,778
Leased Telephone Lines	82	142,469	142,551					82

1

Chartwell Community Services

Case No.02-88570

Reporting Period: Pre-Petition

				Pre Merger By Category
Month Ended Statement of Operations	Pre Merger Subtotal	Post Merger Subtotal	Cumulative Pre Petition	Payroll	Insurance	Prof Fees	Travel	Office

Leased Assets	48,697	143,158	191,855					48,697
Rent	688,757	889,035	1,577,792					688,757
Utilities	43,164	66,848	110,012					43,164
Telephone	632,888	553,872	1,186,760					632,888
Advertising	6,430	22,602	29,032					6,430
Promotion/Entertainment	10,577	35,268	45,845				10,577
Meetings/Conventions	4,220	5,171	9,391				4,220
Training/Seminars	28,515	20,238	48,753					28,515
Janitorial	23,224	34,247	57,471					23,224
Meals	24,521	35,962	60,483				24,521
Postage	97,506	136,415	233,921					97,506
Couriers	54,241	51,704	105,945					54,241
Legal Fees	62,591	63,958	126,549			62,591
Consulting Fees	116,920	51,312	168,232			116,920
Accounting Fees	102,000	13,938	115,938			102,000
IT Support	—	51,825	51,825
Collection Expense	2,936	10,671	13,607					2,936
Answering Service	17,079	31,019	48,098					17,079
Payroll Services	—	21,202	21,202					—
Bank Charges	6,844	34,563	41,407					6,844
Security	842	3,562	4,404					842
Property Tax	15,236	50,230	65,466					15,236
Use Tax Expense	75,000	(40,644)	34,356					75,000
Start-up Expense	—	—	—					—
Miscellaneuous Operating Expenses	8,922	1,258	10,180					8,922
Bad Debt Expense	504,105	225,410	729,515					504,105
Franchise Tax	45,695	22,881	68,576					45,695
Total Operating Expenses	$7,080,199	$10,541,930	$24,551,849	$3,421,706	$358,613	$281,511	$303,210	$2,715,159

Profit (Loss) before Other Income & Expenses	$3,822,447	$5,788,199	$2,680,926

				Depn/Amort	Interest	Other	Tax
Other Income & Expenses
Depreciation/Amortization	65,005	433,035	498,040	65,005
Other Income	—	(11,201)	(11,201)			—
Interest Expense	1,774,659	3,921,943	5,696,602		1,774,659
Other Expense	—	1,071	1,071			—
Loss on Impairment	—	—	—			—
Home Office Allocation	—	—	—			—
Taxes	10,817	—	10,817			10,817
Profit (Loss)	$1,971,966	$1,443,351	$(3,514,403)	$65,005	$1,774,659	$10,817	$—	$—

2

Chartwell Community Services

Case No.02-88570

Reporting Period: Pre-Petition

	Post Merger By Category
Month Ended Statement of Operations	Payroll	Insurance	Prof Fees	Travel	Office

Revenues
Revenues
Less: Contractual Allowance
Net Revenue

Cost of Services

Payroll

Cost of Services	$—	$—	$—	$—	$—

Gross Profit

Operating Expenses

Salaries	$4,458,521
Overtime	157,757
Incentive Comp/Bonus	249,047
Executive Compensation — Non Cash	125,750
Commissions	0
PTO	438,545
On-call	49,343
Payroll Taxes	389,645
Fringe Benefits		293,937
Worker Comp		213,686
Contract Labor	37,292
Payroll Purchase Services					180
Recruiting/Retention					85,487
Health Screens					115,191
Education					1,652
Travel				162,342
Mileage				52,475
Cell Phones/Pagers					74,184
Subcontract Fees	—
General/Professional Insurance		567,638
Repairs & Maintenance					50,002
Repairs & Maintenace — Building					9,382
License Fees & Permits					25,706
Dues/Subscriptions					8,689
Waste Removal					2,322
Printing					130,688
Office Supplies					145,096
Computer Supplies					19,199
Leased Telephone Lines					142,469

	Total Pre-Petition By Category
Month Ended Statement of Operations	Payroll	Insurance	Prof Fees	Travel	Office

Revenues
Revenues
Less: Contractual Allowance
Net Revenue

Cost of Services

Payroll

Cost of Services	$—	$—	$—	$—	$—

Gross Profit

Operating Expenses

Salaries	$13,859,440	$—	$—	$—	$—
Overtime	243,287
Incentive Comp/Bonus	436,563
Executive Compensation — Non Cash	125,750
Commissions	0
PTO	696,887
On-call	119,613
Payroll Taxes	671,501
Fringe Benefits		505,861
Worker Comp		213,686
Contract Labor	104,285
Payroll Purchase Services					180
Recruiting/Retention					100,857
Health Screens					153,551
Education					4,302
Travel			380,689
Mileage			98,020
Cell Phones/Pagers					147,620
Subcontract Fees					—
General/Professional Insurance		714,327
Repairs & Maintenance					93,254
Repairs & Maintenace — Building					23,742
License Fees & Permits					41,108
Dues/Subscriptions					29,925
Waste Removal					3,161
Printing					169,093
Office Supplies					284,004
Computer Supplies					31,977
Leased Telephone Lines					142,551

3

Chartwell Community Services

Case No.02-88570

Reporting Period: Pre-Petition

	Post Merger By Category
Month Ended Statement of Operations	Payroll	Insurance	Prof Fees	Travel	Office

Leased Assets					143,158
Rent					889,035
Utilities					66,848
Telephone					553,872
Advertising					22,602
Promotion/Entertainment				35,268
Meetings/Conventions				5,171
Training/Seminars					20,238
Janitorial					34,247
Meals				35,962
Postage					136,415
Couriers					51,704
Legal Fees			63,958
Consulting Fees			51,312
Accounting Fees			13,938
IT Support					51,825
Collection Expense					10,671
Answering Service					31,019
Payroll Services					21,202
Bank Charges					34,563
Security					3,562
Property Tax					50,230
Use Tax Expense					(40,644)
Start—up Expense					—
Miscellaneuous Operating Expenses					1,258
Bad Debt Expense					225,410
Franchise Tax					22,881
Total Operating Expenses		$1,075,261	$129,208	$291,218	$3,140,343

Profit (Loss) before Other Income & Expenses	Depn/ Amort	Interest	Other	Tax

Other Income & Expenses

Depreciation/Amortization	433,035
Other Income			(11,201)
Interest Expense		3,921,943
Other Expense			1,071
Loss on Impairment			—
Home Office Allocation			—
Taxes				—
Profit (Loss)	$433,035	$3,921,943	$(10,130)	$—	$—

	Total Pre—Petition By Category
Month Ended Statement of Operations	Payroll	Insurance	Prof Fees	Travel	Office

Leased Assets					191,855
Rent					1,577,792
Utilities					110,012
Telephone					1,186,760
Advertising					29,032
Promotion/Entertainment			45,845
Meetings/Conventions			9,391
Training/Seminars					48,753
Janitorial					57,471
Meals			60,483
Postage					233,921
Couriers					105,945
Legal Fees				126,549
Consulting Fees				168,232
Accounting Fees				115,938
IT Support					51,825
Collection Expense					13,607
Answering Service					48,098
Payroll Services					21,202
Bank Charges					41,407
Security					4,404
Property Tax					65,466
Use Tax Expense					34,356)
Start—up Expense					—
Miscellaneuous Operating Expenses					10,180
Bad Debt Expense					729,515
Franchise Tax					68,576
Total Operating Expenses	$16,257,326	$1,433,874	$594,428	$410,719	$5,855,502

Profit (Loss) before Other Income & Expenses

Other Income & Expenses

Depreciation/Amortization
Other Income
Interest Expense
Other Expense
Loss on Impairment
Home Office Allocation
Taxes
Profit (Loss)	$—	$—	$—	$—	$—

4